EXECUTION VERSION

ENCORE CAPITAL GROUP, INC.

5.625% Senior Secured Notes due August 11, 2024
$325,000,000 Original Aggregate Principal Amount
7.75% Senior Secured Notes due September 17, 2017
$50,000,000 Original Aggregate Principal Amount
7.375% Senior Secured Notes due February 10, 2018
$25,000,000 Original Aggregate Principal Amount

THIRD AMENDED AND RESTATED
SENIOR SECURED NOTE PURCHASE AGREEMENT
August 11, 2017

1.	Amendment and Restatement; Issuance of 2010 Notes and 2011 Notes; Authorization of 2017 Notes

1.1	Amendment and Restatement

1.2	Issuance of 2010 Notes

1.3	Issuance of 2011 Notes

1.4	Authorization of 2017 Notes

2.	Sale and Purchase of 2017 Notes

3.	Closing

4.	Conditions to Closing

4.1	Other Documents

4.2	Payment of Special Counsel Fees

4.3	Private Placement Number

4.4	Performance; No Default

4.5	Representations and Warranties

4.6	Changes in Corporate Structure

4.7	Purchase Permitted By Applicable Law, Etc

4.8	Funding Instructions

4.9	Proceedings and Documents

5.	Representation and Warranties of the Company

5.1	Existence and Standing

5.2	Authorization and Validity

5.3	No Conflict; Government Consent

5.4	Financial Statements

5.5	Material Adverse Change

5.6	Taxes

5.7	Litigation and Contingent Obligations

5.8	Subsidiaries

5.9	Employee Benefit Plans

5.10	Accuracy of Information

5.11	Regulation U

5.12	Material Agreements

5.13	Compliance with Laws

(continued)

5.14	Ownership of Properties

5.15	Private Offering by the Company

5.16	Environmental Matters

5.17	Investment Company Act

5.18	Insurance

5.19	No Default or Event of Default

5.20	Foreign Assets Control Regulations, Etc

5.21	Solvency

6.	Representations of the 2017 Notes Purchasers

6.1	Purchase for Investment

6.2	Source of Funds

7.	Information as to Company

7.1	Financial and Business Information

7.2	Notices of Default, MAE Events

7.3	Inspection; Keeping of Books and Records

8.	Payment and Prepayment of the Notes

8.1	Required Prepayments

8.2	Optional Prepayments with Make-Whole Amount

8.3	Allocation of Partial Prepayments

8.4	Maturity; Surrender, Etc

8.5	Purchase of Notes

8.6	Change of Control

8.7	Make-Whole Amount

8.8	Payments Due on Non-Business Days

9.	Affirmative Covenants

9.1	Use of Proceeds

9.2	Conduct of Business

9.3	Taxes

9.4	Insurance

9.5	Compliance with Laws

9.6	Maintenance of Properties

9.7	Guarantors

(continued)

9.8	Collateral

9.9	Most Favored Lender

9.10	Minimum Committed Revolving Credit Facility

9.11	Information Required by Rule 144A

9.12	Rating Confirmation

10.	Negative Covenants

10.1	Restricted Payments

10.2	Merger or Dissolution

10.3	Sale of Assets

10.4	Investments and Acquisitions

10.5	Indebtedness

10.6	Liens

10.7	Affiliates

10.8	Hedging Contracts

10.9	Subsidiary Covenants

10.10	Contingent Obligations

10.11	Subordinated Indebtedness and Amendments to Subordinated Note Documents

10.12	Leverage Ratios

10.13	Interest Coverage Ratio

10.14	[Reserved]

10.15	[Reserved]

10.16	Sale and Leaseback Transactions

10.17	Acquisitions of Receivables Portfolios

10.18	[Intentionally Omitted.]

10.19	Acquisition of Foreign Receivables

10.20	Economic Sanctions, Etc

11.	Events of Default

12.	Remedies on Default, Etc

12.1	Acceleration

12.2	Other Remedies

12.3	Rescission

(continued)

12.4	No Waivers or Election of Remedies, Expenses, Etc

12.5	Notice of Acceleration or Rescission

13.	Registration; Exchange; Substitution of Notes

13.1	Registration of Notes

13.2	Transfer and Exchange of Notes

13.3	Replacement of Notes

14.	Payments on Notes

14.1	Place of Payment

14.2	Home Office Payment

14.3	FATCA Information

15.	Expenses, Etc

15.1	Transaction Expenses

15.2	Certain Taxes

15.3	Survival

16.	Survival of Representations and Warranties; Entire Agreement

17.	Amendment and Waiver

17.1	Requirements

17.2	Solicitation of Holders of Notes

17.3	Binding Effect Etc

17.4	Notes Held by Company, Etc

18.	Notices

19.	Reproduction of Documents

20.	Confidential Information

21.	Miscellaneous

21.1	Successors and Assigns

21.2	Accounting Terms

21.3	Severability

21.4	Construction, Etc

21.5	Counterparts

21.6	Governing Law

21.7	Jurisdiction and Process; Waiver of Jury Trial

21.8	Transaction References

(continued)

21.9	Independent Investigation

21.10	Amendment and Restatement; No Novation

Schedule A	—	Purchaser Schedule – 2017 Notes
Schedule B	—	Defined Terms
Schedule 5.6	—	Taxes
Schedule 5.8		Subsidiaries
Schedule 5.12	—	Material Agreements
Schedule 10.4.1	—	Permitted Investments
Schedule 10.4.2	—	Existing Investments
Schedule 10.5	—	Existing Indebtedness
Schedule 10.6	—	Existing Liens

Exhibit A-1	—	Form of 2010 Note
Exhibit A-2	—	Form of 2011 Note
Exhibit A-3	—	Form of 2017 Note
Exhibit B-1	—	Form of Multiparty Guaranty
Exhibit B-2	—	Form of Indemnity and Contribution Agreement
Exhibit C	—	Form of Intercreditor Agreement
Exhibit D-1	—	Form of Credit Parties’ Special Counsel’s Opinion
Exhibit D-2	—	Form of Midland Credit Management, Inc.’s Special Kansas Counsel’s Opinion
Exhibit D-3	—	Form of Midland India LLC’s Special Minnesota Counsel’s Opinion
Exhibit E	—	Form of Borrowing Base Certificate

ENCORE CAPITAL GROUP, INC.
3111 Camino Del Rio North, Suite 103
San Diego, CA 92108
August 11, 2017
Each of the 2010 Notes Purchasers, 2011 Notes Purchasers and 2017 Notes Purchasers
Ladies and Gentlemen:
Encore Capital Group, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), agrees with each of the purchasers whose names appear at the end hereof (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:
1.Amendment and Restatement; Issuance of 2010 Notes and 2011 Notes; Authorization of 2017 Notes.
1.1    Amendment and Restatement. This Agreement amends, restates and replaces in its entirety that certain Second Amended and Restated Senior Secured Note Purchase Agreement, dated as of May 9, 2013 (the “2013 Note Agreement”), by and between the Company, on the one hand, and the Purchasers (as defined therein), on the other hand.
1.2    Issuance of 2010 Notes. Pursuant to the terms of the 2010 Note Agreement, the Company has issued and sold to the 2010 Notes Purchasers $50,000,000 aggregate original principal amount of its 7.75% Senior Secured Notes due September 17, 2017 (the “2010 Notes”). The 2010 Notes are substantially in the form set out in Exhibit A-1.
1.3    Issuance of 2011 Notes. Pursuant to the terms of the 2011 Note Agreement, the Company has issued and sold to the 2011 Notes Purchasers $25,000,000 aggregate original principal amount of its 7.375% Senior Secured Notes due February 10, 2018 (the “2011 Notes”). The 2011 Notes are substantially in the form set out in Exhibit A-2.
1.4    Authorization of 2017 Notes. The Company has authorized the issue and sale of $325,000,000 aggregate principal amount of its 5.625% Senior Secured Notes due August 11, 2024 (the “2017 Notes”). The 2017 Notes shall be substantially in the form set out in Exhibit A-3.
The 2010 Notes, the 2011 Notes and the 2017 Notes are collectively referred to herein as the “Notes”. Notes that have (i) the same final maturity, (ii) the same principal prepayment dates, (iii) the same principal prepayment amounts (as a percentage of the original principal amount of each Note), (iv) the same interest rate, (v) the same interest payment periods, and (vi) the same date of issuance (which, in the case of a Note issued in exchange for another Note, shall be deemed for these purposes the date on which such Note’s ultimate predecessor Note was issued), are herein called a “Series” of Notes. Certain capitalized and other terms used in this Agreement are defined in Schedule B and, for purposes of this Agreement, the rules of construction set forth in Section 21.4 shall govern.

2.    Sale and Purchase of 2017 Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each 2017 Notes Purchaser and each 2017 Notes Purchaser will purchase from the Company, at the Closing provided for in Section 3, 2017 Notes in the principal amount specified opposite such Purchaser’s name in the Purchaser Schedule attached to this Agreement as Schedule A at the purchase price of 100% of the principal amount thereof. The 2017 Notes Purchasers’ obligations hereunder are several and not joint obligations and no 2017 Notes Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other 2017 Notes Purchaser hereunder.
3.    Closing. The sale and purchase of the 2017 Notes to be purchased by each 2017 Notes Purchaser shall occur at the offices of Vedder Price P.C., 275 Battery Street, Suite 2464, San Francisco, California 94111, at 9:00 a.m., Pacific time, at a closing (the “Closing”) on August 11, 2017. At the Closing the Company will deliver to each 2017 Notes Purchaser the 2017 Notes to be purchased by such Purchaser in the form of a single 2017 Note (or such greater number of 2017 Notes in denominations of at least $1,000,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor specified in Section 2 by wire transfer of immediately available funds for the account of the Company at Bank of America, ABA #: #########, Account #: #####-#####, Account Name: Midland Credit Management, Inc. If at the Closing the Company shall fail to tender such Notes to any 2017 Notes Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure by the Company to tender such Notes or any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction.
4.    Conditions to Closing. Each of (i) the effectiveness of the amendment and restatement of the 2013 Note Agreement provided hereby, and (ii) each 2017 Notes Purchaser’s obligation to purchase and pay for the 2017 Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:
4.1    Other Documents. Such Purchaser shall have received the following documents, each duly executed and delivered by the party or parties thereto and in form and substance satisfactory to such Purchaser:
(a)    the Second Amended and Restated Intercreditor Agreement, dated as of the Closing Date, among each of the parties listed therein in the form of Exhibit C (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”);
(b)    a favorable opinion of (i) Pillsbury Winthrop Shaw Pittman LLP, special counsel for the Credit Parties, satisfactory to such Purchaser and substantially in the form of Exhibit D-1 and as to such other matters as such Purchaser may reasonably request, (ii) Polsinelli PC, special Kansas counsel for Midland Credit Management, Inc., satisfactory to such Purchaser and substantially in the form of Exhibit D-2 and as to such other matters as such Purchaser may reasonably request, and (iii) Lapp, Libra, Thomson, Stoebner & Pusch, Chartered, special Minnesota counsel for Midland India LLC, satisfactory to such Purchaser and substantially in the form of Exhibit D-3 and as to such other matters as such Purchaser may reasonably request. The Company hereby directs each such counsel to deliver such opinion, agrees that the issuance and sale of any 2017 Notes will constitute a reconfirmation of such direction, and understands and agrees that each 2017 Notes Purchaser receiving such an opinion will and is hereby authorized to rely on such opinion;
(c)    a favorable opinion of Vedder Price P.C., special counsel for the Purchasers satisfactory to such Purchaser as to such matters incident to the matters herein contemplated related to the Notes as such Purchaser may reasonably request;
(d)    an Officer’s Certificate from the Company, certifying that the conditions specified in Sections 4.4, 4.5 and 4.6 have been fulfilled;
(e)    such amendments to or other modifications of the Collateral Documents, if any, as are necessary so that the Collateral secures all of the Secured Obligations, including the obligations evidenced by the 2017 Notes;
(f)    certified copies of the resolutions of each Credit Party, authorizing the execution and delivery of this Agreement and, in the case of such resolutions of the Board of Directors of the Company, authorizing the issuance of the 2017 Notes, and of all documents evidencing other necessary corporate or similar action and governmental approvals, if any, with respect to the Transaction Documents and the 2017 Notes;
(g)    a certificate of the Secretary or an Assistant Secretary (or the equivalent thereof) and one other officer (or similar Person) of each of the Credit Parties, certifying the names and true signatures of the officers (or similar Person) of such Credit Party authorized to execute and deliver this Agreement and, in the case of the Company, the 2017 Notes;
(h)    certified copies of the articles or certificate of incorporation (or similar charter document) and bylaws or operating agreement, as applicable, of each Credit Party;
(i)    a good standing certificate for each Credit Party from the appropriate Governmental Authority of its jurisdiction of organization, dated as of a recent date, and such other evidence of the status of such Persons as such Purchaser may reasonably request; and
(j)    additional documents or certificates with respect to legal matters or corporate or other proceedings related to the transactions contemplated hereby as may be reasonably requested by such Purchaser.

4.2    Payment of Special Counsel Fees.
Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of Vedder Price P.C., special counsel to the Purchasers to the extent reflected in a statement of such counsel rendered to the Company at least two Business Days prior to the Closing.
4.3    Private Placement Number.
A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the 2017 Notes.
4.4    Performance; No Default.
After giving effect to the issue and sale of the 2017 Notes (and the application of the proceeds thereof as described in Section 5.11 and pursuant to the requirements of Section 9.1) no Default or Event of Default shall have occurred and be continuing, including on a pro-forma basis as of June 30, 2017 (i.e., as if the issue and sale of the 2017 Notes and such application of proceeds had occurred on June 30, 2017).
4.5    Representations and Warranties.
The representations and warranties of the Credit Parties in the Transaction Documents to which they are a party shall be correct when made and at the time of the Closing, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date.
4.6    Changes in Corporate Structure.
The Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Section 5.4.
4.7    Purchase Permitted By Applicable Law, Etc.
Such Purchaser’s purchase of 2017 Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System), and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation. If requested by such Purchaser at least ten (10) Business Days prior to the Closing, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

4.8    Funding Instructions.
At least three Business Days prior to the date of the Closing, each 2017 Notes Purchaser shall have received written instructions signed by an Authorized Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the 2017 Notes is to be deposited.
4.9    Proceedings and Documents.
All corporate, organizational and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such counsel may reasonably request.
5.    Representation and Warranties of the Company. The Company represents and warrants to each Purchaser that:
5.1    Existence and Standing. Each of the Company and its Restricted Subsidiaries is (i) duly and properly incorporated or organized, as the case may be, (ii) validly existing, (iii) (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and (iv) has all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except in the case of this clause (iv) where failure to be so authorized could not reasonably be expected to have a Material Adverse Effect (it being understood and agreed, for purposes of this Section, that the failure of the Company or its Restricted Subsidiaries to be authorized to conduct its business in any jurisdiction where such failure could have a material and adverse impact on the ability of such Person to enforce or otherwise collect the Receivables of such Person in any such jurisdiction shall be deemed to have a Material Adverse Effect).
5.2    Authorization and Validity. The Company has the power and authority and legal right to execute and deliver the Transaction Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by the Company of the Transaction Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper proceedings, and the Transaction Documents to which the Company is a party constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyances, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law), and (iii) requirements of reasonableness, good faith and fair dealing.
5.3    No Conflict; Government Consent. Neither the execution and delivery by the Company or its Restricted Subsidiaries, as applicable, of the Transaction Documents to which such Person is a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Company or any of its Restricted Subsidiaries, or (ii) the Company’s or any Restricted Subsidiary’s articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, bylaws, or operating agreement or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which the Company or any of its Restricted Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with, or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Company or a Restricted Subsidiary pursuant to the terms of, any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Company or any of its Restricted Subsidiaries, is required to be obtained by the Company or any of its Restricted Subsidiaries in connection with the execution and delivery of the Transaction Documents by the Company or any of the other Credit Parties, the borrowings under this Agreement, the payment and performance by the Company of the obligations evidenced by the Notes or under the other Transaction Documents or the legality, validity, binding effect or enforceability of any of the Transaction Documents.
5.4    Financial Statements. The December 31, 2016 and December 31, 2015 audited consolidated financial statements of the Company and its Subsidiaries and the June 30, 2017 and June 30, 2016 unaudited consolidated financial statements of the Company and its Subsidiaries heretofore delivered to the Purchasers were prepared in accordance with generally accepted accounting principles (subject, in the case of the June 30, 2017 and June 30, 2016 financial statements, to normal year-end adjustments) in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Company and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.
5.5    Material Adverse Change. Since December 31, 2016, there has been no change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Company, any Guarantor, or the Company and its Restricted Subsidiaries taken together, in each case which could reasonably be expected to have a Material Adverse Effect.
5.6    Taxes. Except as disclosed on Schedule 5.6, the Company and its Restricted Subsidiaries have filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Company or any of its Restricted Subsidiaries, except in respect of such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles and as to which no Lien exists (except as permitted by Section 10.6.2). Except as disclosed on Schedule 5.6, as of the date of this Agreement, none of the United States income tax returns of the Company and its Restricted Subsidiaries are being audited by the Internal Revenue Service. To the knowledge of any of the Company’s officers, no Liens have been filed, and no claims are being asserted with respect to such taxes. The charges, accruals and reserves on the books of the Company and its Restricted Subsidiaries in respect of any taxes or other governmental charges are adequate.

5.7    Litigation and Contingent Obligations. There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Company or any of its Restricted Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which seeks to prevent, enjoin or delay the issue, sale or purchase of the 2017 Notes. Other than liabilities incident to any litigation, arbitration or proceeding which could not reasonably be expected to be in an aggregate amount in excess of $5,000,000, none of the Company or its Restricted Subsidiaries has any material contingent obligations not provided for or disclosed in the financial statements referred to in Section 5.4.
5.8    Subsidiaries. Schedule 5.8 contains an accurate list of all Subsidiaries of the Company as of the date of this Agreement, setting forth their respective jurisdictions of organization and the percentage of their respective capital stock or other ownership interests owned by the Company or other Subsidiaries. As of the Closing Date, except as disclosed on Schedule 5.8, there are no Unrestricted Subsidiaries. All of the issued and outstanding shares of capital stock or other ownership interests of the Restricted Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.
5.9    Employee Benefit Plans.
(a)    The Company, each Subsidiary and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company, any Subsidiary nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Company, any Subsidiary or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company, any Subsidiary or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.
(b)    The present value of the aggregate benefit liabilities under each of the Plans subject to Title IV of ERISA (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The present value of the accrued benefit liabilities (whether or not vested) under each Non-U.S. Plan that is funded, determined as of the end of the Company’s most recently ended fiscal year on the basis of reasonable actuarial assumptions, did not exceed the current value of the assets of such Non-U.S. Plan allocable to such benefit liabilities. The term

“benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.
(c)    The Company, its Subsidiaries and their respective ERISA Affiliates have not incurred (i) withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material or (ii) any obligations in connection with the termination of or withdrawal from any Non-U.S. Plan that individually or in the aggregate are Material.
(d)    The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Section 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.
(e)    The execution and delivery of this Agreement and the issuance and sale of the 2017 Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each 2017 Notes Purchaser in the first sentence of this Section 5.9(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the 2017 Notes to be purchased by such Purchaser.
(f)    All Non-U.S. Plans have been established, operated, administered and maintained in compliance with all laws, regulations and orders applicable thereto, except where failure so to comply could not be reasonably expected to have a Material Adverse Effect. All premiums, contributions and any other amounts required by applicable Non-U.S. Plan documents or applicable laws to be paid or accrued by the Company and its Subsidiaries have been paid or accrued as required, except where failure so to pay or accrue could not be reasonably expected to have a Material Adverse Effect.
5.10    Accuracy of Information. No Transaction Document or written statement furnished by the Company or any of its Restricted Subsidiaries to any Purchaser in connection with the negotiation of, or compliance with, the Transaction Documents contained, on the date such Transaction Document was entered into or such statements were made, any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading in their presentation of the Company, its Restricted Subsidiaries, their businesses and their Property. The Company makes no representation or warranty concerning the forecasts, estimates, pro forma information, projections and statements as to anticipated future performance or conditions, and the assumptions on which they were based, except that as of the date made (i) such forecasts, estimates, pro forma information, projections and statements were based on good faith assumptions of the management of the Company, and (ii) such assumptions were believed by such management to be reasonable; it being understood and agreed that such forecasts, estimates, pro forma information, projections and statements, and the assumptions on which they are based, may or may not prove to be correct. In addition, the information provided by or on behalf of the Credit Parties with respect to the Receivables owned or to be acquired by the Credit Parties (or the related purchase agreements) is, to the Company’s knowledge and as of the date provided, true and correct in all material respects and, to the Company’s knowledge, does not contain any material omissions which would cause such information to be materially misleading with respect to such Receivables, taken as a whole.
5.11    Regulation U. Neither the Company nor any of its Restricted Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate of buying or carrying margin stock (as defined in Regulation U), and after applying the proceeds of the sale of the 2017 Notes hereunder, margin stock (as defined in Regulation U) constitutes less than 25% of the value of those assets of the Company and its Restricted Subsidiaries which are subject to any limitation on sale, pledge, or any other restriction hereunder. None of the Collateral constitutes margin stock (as defined in Regulation U).
5.12    Material Agreements. Except as described in Schedule 5.12, neither the Company nor any Restricted Subsidiary is a party to any agreement or instrument or subject to any charter or other corporate or similar restriction which could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Restricted Subsidiary is in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any (i) agreement or instrument to which it is a party, which default could reasonably be expected to have a Material Adverse Effect, or (ii) any agreement or instrument evidencing or governing Material Indebtedness.
5.13    Compliance with Laws. The Company and its Restricted Subsidiaries have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property, except for any failure to comply which could not reasonably be expected to have a Material Adverse Effect.
5.14    Ownership of Properties. The Company and its Restricted Subsidiaries have good title, free of all Liens other than those permitted by Section 10.6, to all of the Property and assets reflected in the Company’s most recent consolidated financial statements provided to the Purchasers as owned by the Company and its Restricted Subsidiaries, except for minor irregularities in title that (i) do not materially interfere with the business or operations of the Company or its Restricted Subsidiaries as presently conducted and (ii) do not adversely affect the value of any of the Collateral in any material respect.
5.15    Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the 2017 Notes or any similar Securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the 2017 Notes Purchasers, each of which has been offered the Notes in a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the 2017 Notes to the registration requirements of Section 5 of the Securities Act or to the registration or prospectus requirements of securities legislation of any applicable jurisdiction.
5.16    Environmental Matters. Given the nature of its business, the Company has concluded that Environmental Laws cannot reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Restricted Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.
5.17    Investment Company Act. Neither the Company nor any Restricted Subsidiary is an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.
5.18    Insurance. The Company maintains, and has caused each Restricted Subsidiary to maintain, with financially sound and reputable insurance companies insurance on their Property as necessary to conduct their business in such amounts, subject to such deductibles and self-insurance retentions and covering such properties and risks as is consistent with sound business practice.
5.19    No Default or Event of Default. No Default or Event of Default has occurred and is continuing.
5.20    Foreign Assets Control Regulations, Etc.
(a)    Neither the Company nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union.
(b)    Neither the Company nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.
(c)    No part of the proceeds from the sale of the 2017 Notes hereunder:
(i)    constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any

Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;
(ii)    will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or
(iii)    will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.
(d)    The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws in all material respects.
5.21    Solvency. After giving effect to the execution and delivery of the Transaction Documents, and the issuance and sale of the 2017 Notes under this Agreement, neither the Company nor its Restricted Subsidiaries will be “insolvent,” within the meaning of such term as defined in § 101 of Title 11 of the United States Code, as amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.
6.    Representations of the 2017 Notes Purchasers.
6.1    Purchase for Investment. Each 2017 Notes Purchaser severally represents that it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act (an “Institutional Accredited Investor”) purchasing the 2017 Notes as principal for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds for investment purposes only which is, in each case, an Institutional Accredited Investor and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each 2017 Notes Purchaser understands that the 2017 Notes have not been registered under the Securities Act or applicable state securities laws by reason of an exemption from the requirements of such laws, that the Company has no present intention of registering the 2017 Notes and no obligation to effect such registration, and that the 2017 Notes may not be transferred unless such transfer is registered under the Securities Act or is exempt from registration.
6.2    Source of Funds. Each 2017 Notes Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the 2017 Notes to be purchased by such Purchaser hereunder:

(a)    the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or
(b)    the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or
(c)    the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or
(d)    the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or

(e)    the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or
(f)    the Source is a governmental plan; or
(g)    the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or
(h)    the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.
As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.
7.    Information as to Company. The Company covenants that so long as any Notes remain outstanding:
7.1    Financial and Business Information. The Company will maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to each holder of Notes that is an Institutional Investor:
7.1.1    Within 90 days after the close of each of its fiscal years, financial statements prepared in accordance with Agreement Accounting Principles on a consolidated basis for itself and its Subsidiaries, including in each case balance sheets as of the end of such period, statements of income and statements of cash flows, accompanied by (a) in the case of such statements of the Company and its Subsidiaries, an audit report, unqualified as to scope, of BDO USA LLP or another nationally recognized firm of independent public accountants or other independent public accountants reasonably acceptable to the Required Holders (provided that so long as the Company is a reporting company, filing of the Form 10-K by the Company with respect to a fiscal year within such 90-day period on the website of the Securities and Exchange Commission at http://www.sec.gov shall satisfy the requirement for the annual audit report and consolidated financial statements for such fiscal year under this Section 7.1.1 with respect to the statements of the Company and all of its Subsidiaries) and (b) any management letter prepared by said accountants.

7.1.2    Within 45 days after the close of the first three quarterly periods of each of its fiscal years, for itself and its Subsidiaries, consolidated unaudited balance sheets as at the close of each such period and consolidated statements of income and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified as to fairness of presentation, compliance with Agreement Accounting Principles and consistency by its chief financial officer, treasurer or assistant treasurer (provided that so long as the Company is a reporting company, filing of the Form 10-Q by the Company with respect to a fiscal quarter within such 45-day period on the website of the Securities and Exchange Commission at http://www.sec.gov shall satisfy the requirement for certified quarterly consolidated financial statements for such fiscal quarter under this Section 7.1.2 with respect to the statements of the Company and all of its Subsidiaries).
7.1.3    Simultaneously with the delivery or filing of each set of consolidated financial statements referred to in Sections 7.1.1 and 7.1.2 above, the related consolidating financial statements of the Company and its Restricted Subsidiaries reflecting all adjustments necessary to eliminate the results of operations, cash flows, accounts and other assets and Indebtedness or other liabilities of Unrestricted Subsidiaries (if any) from such consolidated financial statements.
7.1.4    On the same day as the delivery or filing of the financial statements required under Sections 7.1.1, 7.1.2 and 7.1.3, a compliance certificate signed by its chief financial officer, treasurer or assistant treasurer showing: (i) the calculations necessary to determine compliance with Sections 10.1, 10.3, 10.4, 10.5, 10.12, 10.13 and 10.19 (to the extent an acquisition described in Section 10.19 occurred during the applicable quarter), an Officer’s Certificate stating that no Default or Event of Default exists, or if any Default or Event of Default exists, stating the nature and status thereof, and a certificate executed and delivered by the chief executive officer or chief financial officer stating that the Company and each of its principal officers are in compliance with all requirements of Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 and all rules and regulations related thereto (provided that so long as the Company is a reporting company, inclusion of the certificates required pursuant to Section 302 and 906 of the Sarbanes-Oxley Act of 2002 in the Form 10-K or Form 10-Q filed by the Company pursuant to Sections 7.1.1 or 7.1.2 shall satisfy the requirement for such certification of compliance with the Sarbanes-Oxley Act under this Section 7.1.4); and (ii) a list setting forth the names of each of the Restricted Subsidiaries and Unrestricted Subsidiaries (if any) as of the last day of the applicable reporting period and of any new Subsidiary (whether a Restricted Subsidiary or and Unrestricted Subsidiary) formed or acquired during such reporting period. Each holder of a Note agrees that any such compliance certificate may be furnished through Syndtrak or a substantially similar electronic transmission system to which such holder has access.
7.1.5    [Intentionally Omitted]

7.1.6    As soon as possible and in any event within 10 days after the Company knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the chief financial officer, treasurer or assistant treasurer of the Company, describing said Reportable Event and the action which the Company proposes to take with respect thereto.
7.1.7    As soon as possible and in any event within 10 days after receipt by the Company thereof, a copy of (a) any notice or claim to the effect that the Company or any of its Restricted Subsidiaries is or may be liable to any Person as a result of the release by the Company, any of its Restricted Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Company or any of its Restricted Subsidiaries, which, in either case, could reasonably be expected to have a Material Adverse Effect.
7.1.8    To the extent not publicly available on the website of the SEC at http://www.sec.gov, promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Company or any of its Restricted Subsidiaries files with the SEC, including all certifications and other filings required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 and all rules and regulations related thereto.
7.1.9    As soon as practicable, and in any event within 90 days after the beginning of each fiscal year of the Company, a copy of the plan and forecast (including a projected consolidated balance sheet, income statement and funds flow statement) of the Company for such fiscal year.
7.1.10    As soon as possible, and in any event within 3 Business Days (in the case of the Company) and 15 days (in the case of any Guarantor) after the occurrence thereof, a reasonably detailed notification to each holder of Notes and its counsel of any change in the jurisdiction of organization of the Company or any Guarantor.
7.1.11    As soon as practicable, and in any event within thirty (30) days after the close of each calendar month (or, in the case of (i) the final month of any of the first three calendar quarters in any calendar year, forty-five (45) days after the close of such month, and (ii) the final month of any calendar year, sixty (60) days after the close of such month), the Company shall provide the holders of Notes with a Borrowing Base Certificate (containing a certification by an Authorized Officer that the Receivables Portfolios included in the Borrowing Base referenced in such Borrowing Base Certificate are performing, in the aggregate, at a sufficient level to support the amount of such Borrowing Base), together with such supporting documents (including (i) to the extent requested by the Required Holders, copies of all bills of sale and purchase agreements evidencing the acquisition of Receivables Portfolios included in the Borrowing Base, and (ii) a copy of the most recent static pool report with respect to such Receivables Portfolios as the Required Holders reasonably deem desirable, all certified as being true and correct in all material respects by an Authorized Officer of the Company). The

Company may update the Borrowing Base Certificate more frequently than as provided above and the most recently delivered Borrowing Base Certificate shall be the applicable Borrowing Base Certificate for purposes of determining the Borrowing Base at any time. Each holder of a Note agrees that any such Borrowing Base Certificate may be furnished through Syndtrak or a substantially similar electronic transmission system to which such holder has access.
7.1.12    Such other information (including non-financial information, and including the audit report with respect to the following reports and evaluations (but not the reports or evaluations themselves): the Commercial Finance Examination Reports and evaluations of the Bureau Enhanced Behavioral Liquidations Score and the Unified Collections Score) as any holder of Notes may from time to time reasonably request.
If any information which is required to be furnished under this Section 7.1 is required by law or regulation to be filed by the Company with a government body on an earlier date, then the information required hereunder shall be furnished by no later than 5 Business Days after such earlier date.
7.2    Notices of Default, MAE Events. Within three (3) Business Days after an Authorized Officer becomes aware thereof, the Company will, and will cause each Restricted Subsidiary to, give notice in writing to the holders of Notes of the occurrence of (i) any Default or Event of Default, and (ii) any other development, financial or otherwise, which (solely with respect to this clause (ii)) could reasonably be expected to have a Material Adverse Effect.
7.3    Inspection; Keeping of Books and Records. The Company will, and will cause each Restricted Subsidiary to, permit the holders of Notes, by their respective representatives and agents (at reasonable times and upon reasonable advance written notice, so long as no Default or Event of Default has occurred and is continuing) to inspect (including to conduct an annual field examination of) any of its Property, including an audit by professionals (including consultants and accountants) retained by the Required Holders of the Company’s practices in the computation of the Borrowing Base, inspection and audit of the Collateral, books and financial records of the Company and each other Credit Party, to examine and make copies of the books of account and other financial records of the Company and each other Credit Party, and to discuss the affairs, finances and accounts of the Company and each other Credit Party with, and to be advised as to the same by, their respective officers and their independent public accountants. The Company shall keep and maintain, and cause each of its Restricted Subsidiaries to keep and maintain, in all material respects, proper books of record and account in which entries in conformity with Agreement Accounting Principles shall be made of all dealings and transactions in relation to their respective businesses and activities. If an Event of Default has occurred and is continuing, the Company, upon the Required Holders’ request, shall turn over copies of any such records to the Required Holders or their representatives. Without limiting the Company’s obligations under Section 15, the Company shall pay the fees and expenses of the holders of the Notes and such professionals with respect to such examinations, audits and evaluations; provided, that the Required Holders shall undertake only one (1) field examination/audit during any period of twelve (12) consecutive months at the Company’s expense. Notwithstanding the foregoing, in addition to the field examinations and audits described above, the Required Holders may have additional field examinations and audits done if an Event of Default shall have occurred and be continuing, at the Company’s expense.
8.    Payment and Prepayment of the Notes.
8.1    Required Prepayments.
(a)    Scheduled Prepayments.
(i)    2010 Notes. On December 17, 2012 and on each March 17, June 17, September 17 and December 17 thereafter to and including June 17, 2017 the Company will prepay $2,500,000 principal amount (or such lesser principal amount as shall then be outstanding) of the 2010 Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the 2010 Notes pursuant to Section 8.1(b), (c) or (d), Section 8.2 or Section 8.6 or any partial purchase of the 2010 Notes pursuant to Section 8.5, the principal amount of each required prepayment of the 2010 Notes becoming due under this Section 8.1(a)(i) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the 2010 Notes is reduced as a result of such prepayment or purchase.
(ii)    2011 Notes. On May 10, 2013 and on each August 10, November 10, February 10 and May 10 thereafter to and including November 10, 2017 the Company will prepay $1,250,000 principal amount (or such lesser principal amount as shall then be outstanding) of the 2011 Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the 2011 Notes pursuant to Section 8.1(b), (c) or (d), Section 8.2 or Section 8.6 or any partial purchase of the 2011 Notes pursuant to Section 8.5, the principal amount of each required prepayment of the 2011 Notes becoming due under this Section 8.1(a)(ii) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the 2011 Notes is reduced as a result of such prepayment or purchase.
(iii)    2017 Notes. On November 11, 2019 and on each February 11, May 11, August 11 and November 11 thereafter to and including May 11, 2024 the Company will prepay $16,250,000 principal amount (or such lesser principal amount as shall then be outstanding) of the 2017 Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the 2017 Notes pursuant to Section 8.1(b), (c) or (d), Section 8.2 or Section 8.6 or any partial purchase of the 2017 Notes pursuant to Section 8.5, the principal amount of each required prepayment of the 2017 Notes becoming due under this Section 8.1(a)(iii) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the 2017 Notes is reduced as a result of such prepayment or purchase.

(b)    Mandatory Credit Agreement Prepayments in Excess of $10,000,000. If the principal amount of any Mandatory Credit Agreement Prepayment, together with the principal amount of all other Mandatory Credit Agreement Prepayments made during the period of twelve consecutive months immediately preceding the required payment date for such Mandatory Credit Agreement Prepayment (but in each case only to the extent the same permanently reduce the aggregate lending commitments under the Credit Agreement), would exceed $10,000,000 in the aggregate, then the Company shall, concurrently with the making of such Mandatory Credit Agreement Prepayment, prepay the Notes in an amount equal to the Ratable Share of the amount of such excess (or such lesser principal amount as shall then be outstanding), applied ratably among the 2010 Notes, the 2011 Notes and the 2017 Notes, at 100% of the principal amount so prepaid and the Make-Whole Amount determined for the prepayment date with respect to such principal amount.
(c)    Asset Dispositions Mandatory Prepayments. Within 10 Business Days after the consummation of any sale or other disposition of Property (including the sale or other disposition of Receivables) by the Company or any Subsidiary if the aggregate fair market value of the consideration received by the Company or its Subsidiaries for such sale or other disposition, together with the aggregate fair market value of the consideration received by the Company or its Subsidiaries for all other such sales or other dispositions consummated during the period of twelve consecutive months immediately preceding the consummation of such sale or other disposition, exceeds $25,000,000, the Company shall deliver an Officer’s Certificate to the holders of Notes (notifying the holders of Notes thereof and certifying the amount of Net Cash Proceeds received from such sales or other dispositions during such period). Unless within 5 Business Days after receipt of such Officer’s Certificate the Required Holders shall have notified the Company of the Required Holders’ election to forgo prepayment, then on the date that is 7 Business Days after the date on which the Company shall have delivered such Officer’s Certificate to the holders of Notes the Company shall prepay the 2010 Notes, the 2011 Notes and the 2017 Notes in an amount equal to the Ratable Share of the amount of Net Cash Proceeds certified in such Officer’s Certificate (or such lesser principal amount as shall then be outstanding), applied ratably among the 2010 Notes, the 2011 Notes and the 2017 Notes, at 100% of the principal amount so prepaid and the Make-Whole Amount determined for the prepayment date with respect to such principal amount.
Notwithstanding the foregoing, (i) up to 100% of the Net Cash Proceeds of such sales or other dispositions with respect to which the Company shall have given the holders of Notes written notice (set forth in the applicable Officer’s Certificate delivered pursuant to the first sentence of this Section 8.1(c)) of its intention to repair or replace the Property subject to any such sale or other disposition or invest such Net Cash Proceeds in the purchase of Property (other than securities, unless those securities represent equity interests in an entity that becomes a Guarantor or an Unrestricted Subsidiary permitted hereunder (and provided that if such Guarantor or Unrestricted Subsidiary is a newly formed Person, such Person shall promptly use the portion of the Net Cash Proceeds received by it for the sale of its equity interests in order to purchase Property to be used by it in its business)) to be used by one or more of the Company or the Guarantors in their businesses (such repair, replacement or investment referred to as a “Reinvestment”) within six months following such sale or other disposition, shall not be subject to the provisions of the first two sentences of this Section 8.1(c) unless and to the extent that such applicable period shall have expired without such repair, replacement or investment having been made, and (ii) only the Net Cash Proceeds from sales or other dispositions of Property (including the sale or other disposition of Receivables) with a fair market value of the consideration received therefor in excess of $25,000,000 (above and beyond the fair market value of the consideration of the dispositions of the Property with respect to which the Net Cash Proceeds shall have been subject to Reinvestment) shall be subject to the provisions of the first two sentences of this Section 8.1(c).
(d)    Borrowing Base Mandatory Prepayments. If the amount equal to the Aggregate Revolving Credit Exposure exceeds the amount equal to the Borrowing Base by more than $10,000,000 at any time, then the Company shall, no later than 2 Business Days after obtaining knowledge thereof, deliver an Officer’s Certificate to the holders of Notes (notifying the holders of Notes thereof and certifying the amount of such excess, accompanied by a revised Borrowing Base Certificate). Unless within 5 Business Days after receipt of such Officer’s Certificate the Required Holders shall have notified the Company of the Required Holders’ election to forgo prepayment, then on the date that is 7 Business Days after the date on which the Company shall have delivered such Officer’s Certificate to the holders of Notes the Company shall prepay the Notes in an amount equal to the Ratable Share of the amount of such excess (or such lesser principal amount as shall then be outstanding), applied ratably among the 2010 Notes, the 2011 Notes and the 2017 Notes, at 100% of the principal amount so prepaid and the Make-Whole Amount determined for the prepayment date with respect to such principal amount.
(e)    No Duplication of Mandatory Prepayments. If any set of facts or circumstances would trigger a mandatory prepayment under two or more of Sections 8.1(b), (c) or (d), then no duplication of mandatory prepayments shall be required and instead only such provision as shall result in the largest mandatory prepayment shall be operative for such set of facts or circumstances.
(f)    Permitted Unsecured Indebtedness Repayment Events. Within 2 Business Days after the occurrence of any Permitted Unsecured Indebtedness Repayment Event, the Company shall deliver an Officer’s Certificate to the holders of Notes (notifying the holders of Notes thereof and identifying in reasonable detail the Indebtedness with respect to which such Permitted Unsecured Indebtedness Repayment Event has occurred and the status of current efforts to refinance such Indebtedness). Unless within 5 Business Days after receipt of such Officer’s Certificate the Required Holders shall have notified the Company of the Required Holders’ election to forgo prepayment, then on the date that is 7 Business Days after the date on which the Company shall have delivered such Officer’s Certificate to the holders of Notes the Company shall prepay the Notes in their entirety, at 100% of the principal amount so prepaid and the Make-Whole Amount determined for the prepayment date with respect to such principal amount.
8.2    Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of,

the Notes of any Series (to the exclusion of the other Series), in an amount not less than $5,000,000 in the case of partial prepayment, at 100% of the principal amount so prepaid and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 5 Business Days and not more than 60 days prior to the date (which shall be a Business Day) fixed for such prepayment. Each such notice shall specify such date, the Series of Notes to be prepaid, the aggregate principal amount of such Notes to be prepaid on such date, the principal amount of each Note of such Series held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid. Prepayment of the Notes with a distribution made pursuant to the Intercreditor Agreement shall be made at 100% of the principal amount so prepaid and the Make-Whole Amount determined for the prepayment date with respect to such principal amount.
8.3    Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes of each Series, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
8.4    Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.
8.5    Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes of any Series except (i) upon the payment or prepayment of the Notes of such Series in accordance with the terms of this Section 8 or Section 12.1, or (ii) pursuant to a written offer to purchase Notes of such Series made by the Company or an Affiliate pro rata to the holders of all Notes of such Series at the time outstanding upon the same terms and conditions. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement, and no Notes may be issued in substitution or exchange for any such Notes.
8.6    Change of Control.
(a)    Notice of Change of Control or Notice Event. The Company will, within 5 Business Days after any Authorized Officer has knowledge of the occurrence of any Change of Control or Notice Event, give written notice of such Change of Control or Notice Event to each holder of Notes unless notice in respect of such Change of Control (or the Change of Control contemplated by such Notice Event) shall have been given pursuant to Section 8.6(b). If a Change of Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in Section 8.6(c) and shall be accompanied by the certificate described in Section 8.6(g).
(b)    Condition to Obligor Action. The Company will not take any action that consummates or finalizes a Change of Control unless (i) at least 30 days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in Section 8.6(c), accompanied by the certificate described in Section 8.6(g), and (ii) contemporaneously with such action, the Company prepays all Notes required to be prepaid in accordance with this Section 8.6.
(c)    Offer to Prepay Notes. The offer to prepay Notes contemplated by Section 8.6(a) and Section 8.6(b) shall be an offer to prepay, in accordance with and subject to this Section 8.6, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”). If such Proposed Prepayment Date is in connection with an offer contemplated by Section 8.6(a), such date shall be not less than 10 days and not more than 60 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 30th day after the date of such offer).
(d)    Acceptance. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.6 by causing a notice of such acceptance to be delivered to the Company at least 5 days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.6 shall be deemed to constitute an acceptance of such offer by such holder.
(e)    Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.6 shall be at 100% of the principal amount of the Notes, plus the Make-Whole Amount determined for the date of prepayment with respect to the principal amount, together with interest on such Notes accrued to the date of prepayment. The prepayment shall be made on the Proposed Prepayment Date except as provided in Section 8.6(f).
(f)    Deferral Pending Change of Control. The obligation of the Company to prepay the Notes pursuant to the offers required by Section 8.6(c) and accepted in accordance with Section 8.6(d) is subject to the occurrence of the Change of Control in respect of which such offers and acceptances shall have been made. In the event that such Change of Control does not occur on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change of Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change of Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change of Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.6 in respect of such Change of Control shall be deemed rescinded).

(g)    Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.6 shall be accompanied by a certificate, executed by an Authorized Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.6; (iii) the principal amount of each Note offered to be prepaid; (iv)  the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.6 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change of Control.
8.7    Make-Whole Amount. The term “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.1(b), (c), (d) or (f), Section 8.2, or Section 8.6 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.
If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.
“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360 day year comprised of twelve 30-day months and calculated to the nearest one-twelfth year that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.1(b), (c), (d) or (f), Section 8.2, Section 8.6 or Section 12.1.
“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.1(b), (c), (d) or (f), Section 8.2 or Section 8.6, or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
8.8    Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (x) any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make-Whole Amount on any Note (including principal due on the scheduled final maturity date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

9.    Affirmative Covenants. The Company covenants that for so long as any of the Notes are outstanding:
9.1    Use of Proceeds. The Company will, and will cause each Restricted Subsidiary to, use the proceeds of the Notes for working capital and general corporate purposes, which may include purchases of Receivables Portfolios, Permitted Acquisitions and repayment of Indebtedness. The Company shall use the proceeds of the Notes in compliance with all applicable legal and regulatory requirements and any such use shall not result in a violation of any such requirements, including Regulation U or X, the Securities Act and the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.
9.2    Conduct of Business. The Company will, and will cause each Restricted Subsidiary to, (i) carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is conducted on the Closing Date, and (ii) do all things necessary to remain duly incorporated or organized, validly existing and (to the extent such concept applies to such entity) in good standing in its jurisdiction of incorporation or organization, as the case may be, as in effect on the Closing Date, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except (i) as permitted by Section 10.2, and (ii) to the extent that the failure to maintain any of the foregoing could not reasonably be expected to have a Material Adverse Effect.
9.3    Taxes. The Company will, and will cause each Restricted Subsidiary to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with Agreement Accounting Principles.
9.4    Insurance. The Company will, and will cause each Restricted Subsidiary to, maintain with financially sound and reputable insurance companies insurance on their Property in such amounts, subject to such deductibles and self-insurance retentions, and covering such risks as is consistent with sound business practice. The Company shall deliver to the Collateral Agent endorsements in form and substance reasonably acceptable to the Collateral Agent to all general liability and other liability policies naming the Collateral Agent as an additional insured. The Company shall furnish to any holder of Notes such additional information as such holder may reasonably request regarding the insurance carried by the Company and its Restricted Subsidiaries. In the event the Company or any of its Restricted Subsidiaries at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required herein or to pay any premium in whole or in part relating thereto, then the Collateral Agent, without waiving or releasing any obligations or resulting Event of Default hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which the Collateral Agent deems advisable. All sums so disbursed by the Collateral Agent shall constitute part of the Secured Obligations, payable as provided in this Agreement.

Without limiting the foregoing, the Company will, and will cause the applicable Credit Party to (i) maintain, if available, fully paid flood hazard insurance on all real property that is located in a Flood Hazard Area and that constitutes Collateral, on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994 or as otherwise required by the Required Holders, (ii) furnish to the holders of the Notes evidence of the renewal (and payment of renewal premiums therefor) of all such policies prior to the expiration or lapse thereof, and (iii) furnish to the holders of the Notes prompt written notice of any redesignation of any such improved Mortgage Property into or out of a Flood Hazard Area. The Company will promptly deliver to any holder of a Note, at such holder’s request, evidence satisfactory to such holder that such insurance has been procured and is being maintained as herein required.
9.5    Compliance with Laws. The Company will, and will cause each Restricted Subsidiary to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including the USA Patriot Act, the Fair Debt Collection Practices Act (or any similar federal, state or local laws or regulations relating to consumer debt or the collection thereof), all Environmental Laws, ERISA and Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 to which it may be subject where non-compliance with such laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards could reasonably be expected to cause a Material Adverse Effect.
9.6    Maintenance of Properties. Subject to Section 10.3, the Company will, and will cause each Restricted Subsidiary to, do all things necessary to maintain, preserve, protect and keep the tangible Property material to the operation of its business in good repair, working order and condition, (ordinary wear and tear excepted), and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.
9.7    Guarantors. The Company shall cause each of its Restricted Subsidiaries (other than Immaterial Subsidiaries) to guarantee pursuant to the Multiparty Guaranty or supplement or counterpart thereto (or, in the case of a Foreign Subsidiary, any other guaranty agreement requested by the Required Holders) the obligations of the Company evidenced by the Notes and under the other Transaction Documents. In furtherance of the above, after the formation or acquisition of any Restricted Subsidiary or the occurrence of a Subsidiary Redesignation, the Company shall promptly (and in any event upon the earlier of (x) such time as such Restricted Subsidiary becomes a guarantor, co-borrower or other obligor under the Credit Agreement and (y) within 45 days after such formation or acquisition or such Subsidiary Redesignation): (i) provide written notice to the holders of Notes upon any Person becoming a Subsidiary, setting forth information in reasonable detail describing all of the assets of such Person; (ii) cause such Person (other than any Immaterial Subsidiary) to execute a supplement or counterpart to the Multiparty Guaranty and such other Collateral Documents as are necessary for the Company and its Subsidiaries to comply with Section 9.8; (iii) cause the Applicable Pledge Percentage of the issued and outstanding equity interests of such Person and each other Pledge Subsidiary to be delivered to the Collateral Agent (together with undated stock powers signed in blank, if applicable) and pledged to the Collateral Agent pursuant to an appropriate pledge agreement(s) in substantially the form of the Pledge and Security Agreement (or joinder or other supplement thereto) and otherwise in form reasonably acceptable to the Required Holders;

and (iv) deliver such other documentation as the Required Holders may reasonably request in connection with the foregoing, including certified resolutions and other authority documents of such Person and, to the extent requested by the Required Holders, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Required Holders. Notwithstanding the foregoing, no Foreign Subsidiary shall be required to execute and deliver the Multiparty Guaranty (or supplement thereto) or such other guaranty agreement if such execution and delivery would cause a Deemed Dividend Problem or a Financial Assistance Problem with respect to such Foreign Subsidiary and, in lieu thereof, the Company and the relevant Restricted Subsidiaries shall provide the pledge agreements required under this Section 9.7 or Section 9.8. Notwithstanding the foregoing, the Company will be required to comply with this Section 9.7 with respect to any Immaterial Subsidiary if it ceases to be an Immaterial Subsidiary under the terms of the definition thereof.
9.8    Collateral. The Company will cause, and will cause each other Credit Party to cause, all of its owned Property to be subject at all times to first priority, perfected Liens in favor of the Collateral Agent for the benefit of the Secured Parties to secure the Secured Obligations in accordance with the terms and conditions of the Intercreditor Agreement and the Collateral Documents, subject in any case to Liens permitted by Section 10.6 hereof (it being understood and agreed that (a) no control agreements will be required hereunder in respect of bank accounts, and (b) Mortgages and Mortgage Instruments will only be required hereunder in respect of Mortgaged Properties). Notwithstanding anything herein to the contrary, if any improvement on a Mortgaged Property is located in a Flood Hazard Area, no Mortgage will be executed or recorded with respect to such Mortgaged Property pursuant to this Agreement unless the holders of the Notes have received written notice of such Mortgage at least 30 days prior to such execution or recording and the Required Holders have confirmed that their flood insurance due diligence and flood insurance compliance has been completed in a manner satisfactory to the Required Holders (such confirmation not to be unreasonably withheld or delayed). Without limiting the generality of the foregoing, the Company: (i) will cause the Applicable Pledge Percentage of the issued and outstanding equity interests of each Pledge Subsidiary directly owned by the Company or any other Credit Party to be subject at all times to a first priority, perfected Lien in favor of the Collateral Agent to secure the Secured Obligations in accordance with the terms and conditions of the Collateral Documents or such other security documents as the Collateral Agent shall reasonably request; and (ii) will, and will cause each Guarantor to, deliver Mortgages and Mortgage Instruments with respect to real property owned by the Company or such Guarantor to the extent, and within such time period as is, reasonably required by the Collateral Agent. Notwithstanding the foregoing, no pledge agreement in respect of the equity interests of a Foreign Subsidiary shall be required hereunder to the extent such pledge thereunder is prohibited by applicable law or counsel to the holders of the Notes reasonably determines that such pledge would not provide material credit support for the benefit of the Secured Parties pursuant to legally valid, binding and enforceable pledge agreements.
9.9    Most Favored Lender. If at any time any of the Credit Agreement, or any agreement or document related to the Credit Agreement or any Principal Credit Facility of the Company, includes (i) any covenant, event of default or similar provision that is not provided for in this Agreement, or (ii) any covenant, event of default or similar provision that is more restrictive than the same or similar covenant, event of default or similar provision provided in this Agreement (all such provisions described in clauses (i) or (ii) of this Section 9.9 being referred to as the “Most Favored Covenants”), then (a) such Most Favored Covenant shall immediately and automatically be incorporated by reference in this Agreement as if set forth fully herein, mutatis mutandis, and no such provision may thereafter be waived, amended or modified under this Agreement except pursuant to the provisions of Section 17, and (b) the Company shall promptly, and in any event within five (5) Business Days after entering into any such Most Favored Covenant, so advise the holders of Notes in writing. Thereafter, upon the request of the Required Holders, the Company shall enter into an amendment to this Agreement with the Required Holders evidencing the incorporation of such Most Favored Covenant, it being agreed that any failure to make such request or to enter into any such amendment shall in no way qualify or limit the incorporation by reference described in clause (a) of the immediately preceding sentence.
9.10    Minimum Committed Revolving Credit Facility. The Company covenants that it will maintain at all times a revolving credit facility with minimum aggregate revolving commitments of $300,000,000 and with a remaining period until final maturity of not less than three months.
9.11    Information Required by Rule 144A. The Company covenants that it will, upon the request of the holder of any Note, provide such holder, and any Qualified Institutional Buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to and in compliance with the reporting requirements of section 13 or 15(d) of the Exchange Act.
9.12    Rating Confirmation. The Company covenants that, at its sole cost and expense, it will cause to be maintained at all times a Credit Rating from at least one Rating Agency that indicates that it will monitor the rating on an ongoing basis. The Company further covenants and agrees that, within a reasonable period of time after the occurrence of any change in the Credit Rating, the Company will notify each of the holders of the Notes of such change, sent in the manner provided in Section 18.
10.    Negative Covenants. The Company covenants that for so long as any of the Notes are outstanding:
10.1    Restricted Payments. The Company will not, nor will it permit any Restricted Subsidiary to, make any Restricted Payment (other than dividends payable in its own capital stock) except that (i) any Restricted Subsidiary may declare and pay dividends or make distributions to the Company or a Guarantor, (ii) the Company may, so long as no Default or Event of Default has occurred and is continuing or would arise after giving effect thereto, make Restricted Payments in an aggregate amount not to exceed, during any fiscal year of the Company, 20% of the audited Consolidated Net Income for the then most recently completed fiscal year of the Company, (iii) [reserved], (iv) the Company may (A) effect a conversion of Permitted Indebtedness pursuant to its terms by making any required payments of cash and/or the Company’s capital stock and (B) make a payment of cash to enter into a Permitted Indebtedness Hedge in connection with

Permitted Indebtedness, and any payments made in settlement or in performance thereof, and (v) the Company may, so long as the Payment Conditions are satisfied, make repurchases of its capital stock so long as the aggregate cumulative amount expended on and after July 9, 2015 for all such repurchases of capital stock does not exceed $150,000,000. As used herein, “Payment Conditions” means (i) no Default or Event of Default has then occurred and is continuing or would arise after giving effect thereto, and (ii) before and after giving effect (including pro forma effect) thereto, (A) the Company is in compliance with the covenants set forth in Sections 10.12 and 10.13, and (B) the Aggregate Revolving Credit Exposure shall not exceed the lesser of (x) the Aggregate Revolving Commitment and (y) the Borrowing Base, in each case, then in effect.
10.2    Merger or Dissolution. The Company will not, nor will it permit any Restricted Subsidiary to, merge or consolidate with or into any other Person or dissolve, except that:
10.2.1    a Restricted Subsidiary may merge into (x) the Company, so long as the Company is the survivor of such merger or (y) a Wholly-Owned Subsidiary that is a Guarantor or becomes a Guarantor promptly upon the completion of the applicable merger or consolidation, so long as such Wholly-Owned Subsidiary is the survivor of such merger;
10.2.2    the Company or any Restricted Subsidiary may consummate any merger or consolidation in connection with any Permitted Acquisition so long as (i) in the case of the Company, the Company is the surviving entity and (ii) in the case of any Restricted Subsidiary, the Company has otherwise complied with Sections 9.7 and 9.8 in respect of the surviving entity; and
10.2.3    the Company and the Restricted Subsidiaries may enter into Permitted Restructurings.
10.3    Sale of Assets. The Company will not, nor will it permit any other Credit Party to, lease, sell or otherwise dispose of its Property to any other Person, except:
10.3.1    sales of Receivables in the ordinary course of business;
10.3.2    a disposition or transfer of assets by a Credit Party to another Credit Party or a Person that becomes a Credit Party prior to such disposition or transfer;
10.3.3    a disposition of obsolete Property, Property no longer used in the business of the Company or the other Credit Parties or other assets in the ordinary course of business of the Company or any other Credit Party, but excluding in each case Property (other than fixtures and personal Property) subject to a Lien under a Mortgage;
10.3.4    leases, sales or other dispositions of its Property that, together with all other Property of the Company and the Credit Parties previously leased, sold or disposed of (other than dispositions otherwise permitted by this Section 10.3) as permitted by this Section during any fiscal year of the Company do not exceed one percent (1%) of Consolidated Tangible Assets in the aggregate;
10.3.5    sales or dispositions of assets outside the ordinary course of business with an aggregate fair market value not to exceed $20,000,000 in any fiscal year; and
10.3.6    any lease, transfer or other disposition of its Property that constitutes a permitted Investment under Section 10.4.
10.4    Investments and Acquisitions. The Company will not, nor will it permit any Restricted Subsidiary to, make or suffer to exist any Investments (including loans and advances to, or other Investments in, Subsidiaries), or commitments therefor, or create any Subsidiary or become or remain a partner in any partnership or joint venture, or make any Acquisition of any Person, except:
10.4.1    (i) Cash Equivalent Investments, (ii) any Permitted Indebtedness Hedge, and (iii) other Investments described in Schedule 10.4.1;
10.4.2    existing Investments in Restricted Subsidiaries and other Investments in existence on the Closing Date and described in Schedule 10.4.2;
10.4.3    investments in Rate Management Transactions to the extent permitted under Section 10.5.3;
10.4.4    Acquisitions meeting the following requirements or otherwise approved by the Required Holders (each such Acquisition constituting a “Permitted Acquisition”):
(i)    as of the date of the consummation of such Permitted Acquisition, no Default or Event of Default shall have occurred and be continuing or would result from such Permitted Acquisition, and the representation and warranty contained in Section 5.11 shall be true both before and after giving effect to such Permitted Acquisition;
(ii)    such Permitted Acquisition is consummated pursuant to a negotiated acquisition agreement approved by the board of directors or other applicable governing body of the seller or entity to be acquired, and no material challenge to such Permitted Acquisition (excluding the exercise of appraisal rights) shall be pending or threatened by any shareholder or director of the seller or entity to be acquired;
(iii)    the business to be acquired in such Permitted Acquisition is similar or related to one or more of the lines of business in which the Company and its Subsidiaries are engaged on the Closing Date;

(iv)    as of the date of the consummation of such Permitted Acquisition, all material governmental and corporate approvals required in connection therewith shall have been obtained;
(v)    the aggregate Purchase Price for all such Permitted Acquisitions in any fiscal year shall not exceed $225,000,000;
(vi)    the Company shall have notified the holders of the Notes at least 5 Business Days (or such shorter period as may be agreed by the Required Holders) prior to the anticipated closing date of any such Permitted Acquisition;
(vii)    if requested by the Required Holders, prior to the consummation of such Permitted Acquisition, the Company shall have delivered to the holders of Notes a pro forma consolidated balance sheet, income statement and cash flow statement of the Company and its Restricted Subsidiaries (the “Acquisition Pro Forma”), based on the Company’s most recent financial statements delivered pursuant to Section 7.1.1 (using, to the extent available, historical financial statements for such entity provided by the seller(s)) which shall be complete and shall fairly present, in all material respects, the financial condition and results of operations and cash flows of the Company and its Restricted Subsidiaries in accordance with Agreement Accounting Principles, but taking into account such Permitted Acquisition and the funding of all extensions of credit in connection therewith, and such Acquisition Pro Forma shall reflect that, on a pro forma basis, the Company would have been in compliance with the financial covenants set forth in Sections 10.12 and 10.13 for the period of four fiscal quarters reflected in the Compliance Certificate most recently delivered to the holders of Notes pursuant to Section 7.1.4 prior to the consummation of such Permitted Acquisition (giving effect to such Permitted Acquisition and all extensions of credit funded in connection therewith as if made on the first day of such period); provided, however, that no such compliance with Section 10.12 is required to be demonstrated in such Acquisition Pro Forma for an Acquisition which is either (x) solely a purchase of assets or (y) an acquisition of an entity or a going business for which no financial statements are available; and
(viii)    if requested by the Required Holders, prior to each such Permitted Acquisition, the Company shall deliver to the holders of Notes a documentation, information and certification package in form reasonably acceptable to the Required Holders and demonstrating conformity with the applicable Acquisition Pro Forma and sufficient to describe the assets and Persons being acquired, including:
(A)    a near-final version (with no further material amendments to be made thereto) of the acquisition agreement for such Permitted Acquisition together with drafts of the material schedules thereto;

(B)    a near-final version (with no further material amendments to be made thereto) of all documents, instruments and agreements with respect to any Indebtedness to be incurred or assumed in connection with such Permitted Acquisition; and
(C)    such other documents or information as shall be reasonably requested by the Required Holders in connection with such Permitted Acquisition;
10.4.5    a Permitted Restructuring;
10.4.6    creation of, or Investment in, a Restricted Subsidiary (other than a Foreign Subsidiary that is not a Credit Party) and in respect of which the Company has otherwise complied with Sections 9.7 and 9.8, provided that such investment shall be permitted only to the extent that, after giving effect to such investment, (i) no Default shall exist and be continuing and (ii) the Company shall be in compliance with Sections 10.12 and 10.13 on a pro-forma basis as if the Investment occurred on the first day of the applicable period being tested pursuant to such Sections;
10.4.7    Investments constituting Indebtedness permitted by Section 10.5.5, Section 10.5.6 or Section 10.5.7;
10.4.8    Investments by a Credit Party in another Credit Party;
10.4.9    Investments of the Company or any of its Restricted Subsidiaries; provided that the sum of (x) $180,127,845 plus (y) the aggregate amount (valued at the time of the making thereof, and without giving effect to any write-downs or write-offs thereof) of all Investments made on or after July 9, 2015 pursuant to this clause 10.4.9 shall not, at the time of the making of the proposed Investment, exceed the greater of (1) an amount equal to 200% of the Consolidated Net Worth (determined as of the last day of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 7.1.1 or 7.1.2, as applicable) of the Company and its Restricted Subsidiaries and (2) an amount such that, after giving effect on a pro forma basis to the making of such Investment and the incurrence of any Indebtedness in connection therewith, the Cash Flow Leverage Ratio (determined as of the last day of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 7.1.1 or 7.1.2, as applicable) is less than 1.25:1.00;
10.4.10    Investments made by any Foreign Subsidiary that is not a Credit Party in any other Foreign Subsidiary that is not a Credit Party;
10.4.11    Investments made by any Domestic Subsidiary that is not a Credit Party in any other Domestic Subsidiary that is not a Credit Party; and

10.4.12    Subject to Section 10.19, Investments of the Company and its Restricted Subsidiaries in Persons organized under the laws of Canada in an amount not to exceed $50,000,000 in the aggregate.
For purposes of determining the amount of any Investment outstanding for purposes of this Section 10.4, such amount shall be deemed to be the Fair Market Value of such Investment when made, purchased or acquired less any amount realized by the Company or a Restricted Subsidiary in respect of such Investment upon the sale, collection or return of capital, including by way of a Subsidiary Redesignation after the Investment therein (in any case, not to exceed the original amount invested). To the extent that any proposed Investment would be permitted pursuant to more than one of the foregoing clauses of this Section 10.4, the Company may in its discretion designate which clause (or clauses to the extent such Investment is to be split or divided into more than one clause) shall be utilized for such Investment.
10.5    Indebtedness. The Company will not, nor will it permit any Restricted Subsidiary to, create, incur or suffer to exist any Indebtedness, except:
10.5.1    the Secured Obligations;
10.5.2    Indebtedness existing on the Closing Date and described in Schedule 10.5;
10.5.3    Indebtedness arising under Rate Management Transactions (other than for speculative purposes);
10.5.4    secured or unsecured purchase money Indebtedness (including Capitalized Leases) incurred by the Company or any of its Restricted Subsidiaries after December 20, 2016 to finance the acquisition of assets used in its business, if (1) the total of all such Indebtedness for the Company and its Restricted Subsidiaries taken together incurred on or after December 20, 2016, when aggregated with the Indebtedness permitted under Section 10.5.9, shall not exceed an aggregate principal amount of $20,000,000 at any one time outstanding (excluding Capitalized Leases, which shall not be subject to any dollar limitation under this Section 10.5.4), (2) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed, (3) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing, and (4) any Lien securing such Indebtedness is permitted under Section 10.6 (such Indebtedness being referred to herein as “Permitted Purchase Money Indebtedness”);
10.5.5    Indebtedness arising from intercompany loans and advances (i) made by any Subsidiary to any Credit Party; provided that the Company agrees (and will cause each of its Subsidiaries to agree) that all such Indebtedness owed to any Unrestricted Subsidiary by any Credit Party shall be expressly subordinated to the Secured Obligations pursuant to subordination provisions reasonably acceptable to the Required Holders, (ii) made by any Credit Party to any other Credit Party, (iii) made by the Company or any Restricted Subsidiary to any Restricted Subsidiary solely for the purpose of facilitating, in the ordinary course of business consistent with past practice as of the Closing Date, the payment of fees and expenses in connection with collection actions or proceedings or (iv) made by the Company or any Restricted Subsidiary to any Unrestricted Subsidiary to the extent such loan would be permitted as an investment in compliance with Section 10.4.9;
10.5.6    guaranty obligations of the Company or any other Credit Party of any Indebtedness of any Restricted Subsidiary permitted under Section 10.5.2 or of any Indebtedness of any Subsidiary permitted as an Investment under Section 10.4.9;
10.5.7    guaranty obligations of any Restricted Subsidiary of the Company that is a Guarantor with respect to any Indebtedness of the Company or any other Restricted Subsidiary permitted under this Section 10.5, other than the Permitted Foreign Subsidiary Non-Recourse Indebtedness;
10.5.8    [Intentionally Omitted];
10.5.9    additional unsecured Indebtedness of the Company or any Restricted Subsidiary, to the extent not otherwise permitted under this Section 10.5; provided, however, that the aggregate principal amount of such additional Indebtedness, when aggregated with the Indebtedness permitted under Section 10.5.4 shall not exceed $20,000,000 at any time outstanding;
10.5.10    bonds or other Indebtedness required by collections licensing laws in the ordinary course of the Credit Parties’ business;
10.5.11    Indebtedness, liabilities and contingent obligations incurred or assumed in connection with a Permitted Acquisition; provided, however, that any such Indebtedness incurred or assumed by a Person that is a Foreign Subsidiary after giving effect to the consummation of such Permitted Acquisition shall be permitted only to the extent such Indebtedness constitutes Permitted Foreign Subsidiary Non-Recourse Indebtedness;
10.5.12    [Intentionally Omitted];
10.5.13    Permitted Foreign Subsidiary Non-Recourse Indebtedness;
10.5.14    Indebtedness constituting Permitted Foreign Subsidiary Investments/Loans, to the extent permitted as an Investment in compliance with Section 10.4.9;
10.5.15    additional unsecured Indebtedness, Subordinated Indebtedness or Junior Lien Indebtedness of the Company or any of its Restricted Subsidiaries, to the extent not otherwise permitted under this Section 10.5; provided, however, that (i) the aggregate principal amount of such additional Indebtedness shall not exceed $1,100,000,000, (ii) such Indebtedness shall not mature, and shall not be subject to any scheduled mandatory prepayment, redemption or defeasance, in each case prior to five

(5) years from the date of issuance of such Indebtedness, (iii) if such Indebtedness is Subordinated Indebtedness, the terms of subordination thereof shall be reasonably acceptable to the Required Holders, and (iv) if such Indebtedness is Junior Lien Indebtedness (x) the aggregate principal amount of such Junior Lien Indebtedness shall not exceed $400,000,000 and (y) such Junior Lien Indebtedness under this clause (iv) shall be on terms and conditions and subject to intercreditor arrangements, in each case, reasonably acceptable to the Required Holders;
10.5.16    [intentionally omitted];
10.5.17    so long as no Default or Event of Default then exists or would result therefrom, Indebtedness of any Credit Party not otherwise permitted pursuant to this Section 10.5 in an aggregate principal amount not to exceed $10,000,000 at any time outstanding; provided, that such Indebtedness shall be limited to a letter of credit facility provided to or for the benefit of the Company and/or its Restricted Subsidiaries; and
10.5.18    Indebtedness arising from intercompany loans and advances made by any Restricted Subsidiary that is not a Credit Party to any other Restricted Subsidiary that is not a Credit Party.
10.6    Liens. The Company will not, nor will it permit any Restricted Subsidiary to, create, incur, or suffer to exist any Lien in, of or on the Property of the Company or any of its Restricted Subsidiaries, except:
10.6.1    Liens securing all Secured Obligations;
10.6.2    Liens for taxes, assessments or governmental charges or levies on its Property if the same (i) shall not at the time be delinquent or thereafter can be paid without penalty, (ii) are disclosed on Schedule 10.6, or (iii) are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with Agreement Accounting Principles shall have been set aside on its books;
10.6.3    Liens imposed by law, such as landlords’, wage earners’, carriers’, warehousemen’s and mechanics’ liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 45 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with Agreement Accounting Principles shall have been set aside on its books;
10.6.4    Liens arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;
10.6.5    Liens as described in Schedule 10.6;

10.6.6    deposits securing liability to insurance carriers under insurance or self-insurance arrangements;
10.6.7    deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;
10.6.8    easements, reservations, rights-of-way, restrictions, survey or title exceptions and other similar encumbrances as to real property of the Company and its Restricted Subsidiaries which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not materially interfere with the conduct of the business of the Company or such Restricted Subsidiary conducted at the property subject thereto;
10.6.9    purchase money Liens securing Permitted Purchase Money Indebtedness (as defined in Section 10.5); provided, that such Liens shall not apply to any property of the Company or its Restricted Subsidiaries other than that purchased with the proceeds of such Permitted Purchase Money Indebtedness;
10.6.10    Liens existing on any asset of any Restricted Subsidiary of the Company at the time such Restricted Subsidiary becomes a Restricted Subsidiary and not created in contemplation of such event;
10.6.11    Liens on any asset securing Indebtedness incurred or assumed for the purpose of financing or refinancing all or any part of the cost of acquiring or constructing such asset; provided that such Lien attaches to such asset concurrently with or within eighteen (18) months after the acquisition or completion or construction thereof;
10.6.12    Liens existing on any asset of any Restricted Subsidiary of the Company at the time such Restricted Subsidiary is merged or consolidated with or into the Company or any Restricted Subsidiary and not created in contemplation of such event;
10.6.13    Liens existing on any asset prior to the acquisition thereof by the Company or any Restricted Subsidiary and not created in contemplation thereof; provided that such Liens do not encumber any other Property;
10.6.14    Liens arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted under Sections 10.6.9 through 10.6.13; provided that (a) such Indebtedness is not secured by any additional assets, and (b) the amount of such Indebtedness secured by any such Lien is not increased;
10.6.15    Liens on the Collateral securing Junior Lien Indebtedness permitted by clause (iv) of Section 10.5.15; provided that the holder(s) of such Junior Lien Indebtedness and the Collateral Agent shall have entered into an intercreditor agreement with respect to such Liens (and the assets subject to such Liens) that is in form and content reasonably acceptable to the Required Holders;
10.6.16    Liens securing Indebtedness permitted by Section 10.5.17; provided that the holder(s) of such Indebtedness and the Collateral Agent shall have entered into an intercreditor agreement with respect to such Liens (and the assets subject to such Liens) that is in form and content reasonably acceptable to the Required Holders;
10.6.17    Liens on Receivables owned by any Foreign Subsidiary solely to secure Indebtedness permitted to be incurred by such Foreign Subsidiary under Section 10.5.13; provided that such Receivables are not Collateral;
10.6.18    Liens securing Subordinated Indebtedness of the Company or any of its Restricted Subsidiaries permitted under Section 10.5.15; provided, however, that the lenders or investors providing such Indebtedness, or a representative acting on behalf of the lenders or investors providing such Indebtedness, shall have entered into a customary intercreditor agreement reasonably satisfactory to the Required Holders in their sole and absolute discretion; and
10.6.19    Liens on cash balances in deposit accounts of the Company or any Restricted Subsidiary in favor of credit card or other payment processors arising under processor agreements entered into in the ordinary course of business to secure fees, chargebacks and other amounts required to be secured under such agreements; provided, that (i) such Liens attach solely to funds in the deposit accounts that are the subject of such processor agreements and not to any other assets of the Company or any Restricted Subsidiary and (ii) such Liens do not secure any obligations for borrowed money.
In addition, no Credit Party shall become a party to any agreement, note, indenture or other instrument, or take any other action, which would prohibit the creation of a Lien on any of its Properties or other assets in favor of the Collateral Agent for the benefit of the Secured Parties; provided, however, that any agreement, note, indenture or other instrument in connection with purchase money Indebtedness (including Capitalized Leases) for which the related Liens are permitted hereunder may prohibit the creation of a Lien in favor of the Collateral Agent for the benefit of the Secured Parties with respect to the assets or Property obtained with the proceeds of such Indebtedness.
10.7    Affiliates. The Company will not, nor will it permit any Restricted Subsidiary to, enter into any transaction (including the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate (other than the Company and the other Credit Parties) except (i) in the ordinary course of business and pursuant to the reasonable requirements of the Company’s or such Restricted Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than the Company or such Restricted Subsidiary would obtain in a comparable arm’s length transaction, and (ii) the Permitted Restructuring.

10.8    Hedging Contracts. The Company will not, nor will it permit any Restricted Subsidiary to, enter into or remain liable upon any Rate Management Transactions except for those entered into in the ordinary course of business for bona fide hedging purposes and not for speculative purposes.
10.9    Subsidiary Covenants. The Company will not, nor will it permit any Credit Party to, create or otherwise cause to become effective any consensual encumbrance or restriction of any kind on the ability of any Credit Party (i) to pay dividends or make any other distribution on its stock, (ii) to pay any Indebtedness or other obligation owed to the Company or any other Restricted Subsidiary, (iii) to make loans or advances or other Investments in the Company or any other Restricted Subsidiary, or (iv) to sell, transfer or otherwise convey any of its property to the Company or any other Restricted Subsidiary, other than (A) customary restrictions on transfers, business changes or similar matters relating to earn out obligations in connection with Permitted Acquisitions, and (B) as provided in this Agreement and the Credit Agreement.
10.10    Contingent Obligations. The Company will not, nor will it permit any Restricted Subsidiary to, make or suffer to exist any Contingent Obligation (including any Contingent Obligation with respect to the obligations of a Subsidiary), except (i) by endorsement of instruments for deposit or collection in the ordinary course of business, (ii) the reimbursement obligations in respect of letters of credit issued under the Credit Agreement, (iii) any guaranty of the Secured Obligations, (iv) any liability of the Company or the Guarantors under the Transaction Documents or the Loan Documents (as defined in the Credit Agreement), (v) Contingent Obligations in respect of customary indemnification and purchase price adjustment obligations incurred in connection with acquisitions or sales of assets, (vi) customary corporate indemnification obligations under charter documents, indemnification agreements with officers and directors and underwriting agreements, and (vii) any liability under any Indebtedness permitted by Section 10.5 (it being acknowledged and agreed that none of the Company, the Guarantors or the Domestic Subsidiaries shall make or shall suffer to exist any Contingent Obligation in respect of Indebtedness of Foreign Subsidiaries, except to the extent permitted as Investments under Section 10.4).
10.11    Subordinated Indebtedness and Amendments to Subordinated Note Documents. The Company will not, nor will it permit any Restricted Subsidiary to, directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Subordinated Indebtedness and/or any Junior Lien Indebtedness. Furthermore, the Company will not, and will not permit any Restricted Subsidiary to, amend, supplement or otherwise modify the Subordinated Indebtedness Documents or Junior Lien Indebtedness Documents or any document, agreement or instrument evidencing any Indebtedness incurred pursuant to the Subordinated Indebtedness Documents or Junior Lien Indebtedness Documents (or any replacements, substitutions, extensions or renewals thereof) or pursuant to which such Indebtedness is issued where such amendment, supplement or other modification provides for the following or which has any of the following effects:
(i)    increases the overall principal amount of any such Indebtedness or increases the amount of any single scheduled installment of principal or interest;

(ii)    shortens or accelerates the date upon which any installment of principal or interest becomes due or adds any additional mandatory redemption provisions;
(iii)    shortens the final maturity date of such Indebtedness or otherwise accelerates the amortization schedule with respect to such Indebtedness;
(iv)    increases the rate of interest accruing on such Indebtedness;
(v)    provides for the payment of additional fees or increases existing fees or changes any profit sharing arrangements to the detriment of the Company or any other Credit Party;
(vi)    amends or modifies any financial or negative covenant (or covenant which prohibits or restricts the Company or any of its Restricted Subsidiaries from taking certain actions) in a manner which is more onerous or more restrictive in any material respect to the Company or such Restricted Subsidiary or which is otherwise materially adverse to the Company, its Restricted Subsidiaries and/or the holders of Notes or, in the case of any such covenant, which places material additional restrictions on the Company or such Restricted Subsidiary or which requires the Company or such Restricted Subsidiary to comply with more restrictive financial ratios or which requires the Company to better its financial performance, in each case from that set forth in the existing applicable covenants in the Subordinated Indebtedness Documents, the Junior Lien Indebtedness Documents or the applicable covenants in this Agreement; or
(vii)    amends, modifies or adds any affirmative covenant in a manner which (a) when taken as a whole, is materially adverse to the Company, its Restricted Subsidiaries and/or the holders of Notes, or (b) is more onerous than the existing applicable covenant in the Subordinated Indebtedness Documents, the Junior Lien Indebtedness Documents or the applicable covenant in this Agreement.
10.12    Leverage Ratios.
10.12.1    Cash Flow Leverage Ratio. The Company will not at any time permit the ratio (the “Cash Flow Leverage Ratio”) of (i) Consolidated Funded Indebtedness at such time to (ii) Consolidated EBITDA for the then most-recently ended four fiscal quarters to be greater than (a) 2.50 to 1.00 before December 31, 2016, or (b) 3.00 to 1.00 on or after December 31, 2016.
The Cash Flow Leverage Ratio shall be calculated: (i) based upon (a) Consolidated Funded Indebtedness at the applicable time of determination, and (b) for Consolidated EBITDA, the actual amount as of the last day of each fiscal quarter for the most recently ended four consecutive fiscal quarters; and (ii) giving pro forma effect to any Material Acquisition and Material Disposition. For purposes of this Section 10.12.1 and Section 10.12.2, “Material Acquisition” means any Acquisition or series of related Acquisitions that involves the payment of consideration by the

Company and its Restricted Subsidiaries in excess of $10,000,000; and “Material Disposition” means any Asset Sale or series of related Asset Sales that yields gross proceeds to the Company or any of its Restricted Subsidiaries in excess of $10,000,000.
10.12.2    Cash Flow First Lien Leverage Ratio. The Company will not at any time permit the ratio (the “Cash Flow First Lien Leverage Ratio”) of (i) Consolidated First Lien Indebtedness at such time to (ii) Consolidated EBITDA for the then most-recently ended four fiscal quarters to be greater than 2.00 to 1.00; provided that the Cash Flow First Lien Leverage Ratio may exceed 2.00 to 1.00, so long as it does not exceed 2.25 to 1.00, for the period (the “Relief Period”) commencing on any date after the date of this Agreement on which the Company or any of its Restricted Subsidiaries has consummated a Permitted Acquisition in which the Purchase Price is $100,000,000 or more (a “Trigger Acquisition”) and continuing until (but excluding) the end of the second full fiscal quarter immediately succeeding the fiscal quarter during which the Trigger Acquisition occurred; provided, further, that the maximum permitted Cash Flow First Lien Leverage Ratio shall return to 2.00 to 1.00 on and after the end of the second full fiscal quarter immediately succeeding the fiscal quarter during which the Trigger Acquisition occurred; provided, further, that following the termination of any Relief Period, no subsequent Relief Period shall be permitted to occur for purpose of the initial proviso of this Section 10.12.2 unless and until the Cash Flow First Lien Leverage Ratio is less than or equal to 2.00 to 1.00 as of the end of at least one fiscal quarter following the most recent Relief Period.
The Cash Flow First Lien Leverage Ratio shall be calculated: (i) based upon (a) Consolidated First Lien Indebtedness at the applicable time of determination, and (b) for Consolidated EBITDA, the actual amount as of the last day of each fiscal quarter for the most recently ended four consecutive fiscal quarters; and (ii) giving pro forma effect to any Material Acquisition and Material Disposition.
10.12.3    Minimum Net Worth. The Company will not permit the Consolidated Net Worth of the Company and its Restricted Subsidiaries to be less than the sum of (i) a dollar amount equal to $367,102,500, plus (ii) 50% of such Consolidated Net Income earned in each fiscal quarter beginning with the quarter ending December 31, 2016 (without deduction for losses), plus (iii) 100% of the amount by which the Company’s “total stockholders’ equity” is increased after December 31, 2016 as a result of the issuance or sale by the Company or any of its Restricted Subsidiaries of, or the conversion of any Indebtedness of such Person into, any equity interests (including warrants and similar investments) in such Person, minus (iv) amounts expended by the Company and its Restricted Subsidiaries to repurchase the Company’s capital stock (x) for the period after September 30, 2016 through and including December 20, 2016 and (y) for all periods after December 20, 2016 to the extent such repurchases are permitted under Section 10.1(v).
10.13    Interest Coverage Ratio. The Company will not permit the ratio, determined as of the end of each of its fiscal quarters (commencing with the fiscal quarter ending December

31, 2016) for the then most-recently completed four fiscal quarters, of (i) Consolidated EBIT, to (ii) Consolidated Interest Expense, in each case as of the end of such period, to be less than 1.75 to 1.00.
10.14    [Reserved].
10.15    [Reserved].
10.16    Sale and Leaseback Transactions. The Company will not, nor will it permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction.
10.17    Acquisitions of Receivables Portfolios. The Company will not, nor will it permit any Restricted Subsidiary to, acquire any single or related series of Receivables Portfolio(s) with a purchase price in excess of $150,000,000 (it being agreed that any one or more tranches or groups of Receivables purchased by one or more Credit Parties from the same seller or an Affiliate of such seller within a period of seven (7) consecutive days shall be deemed to be a single acquisition).
10.18    [Intentionally Omitted.]
10.19    Acquisition of Foreign Receivables. The Company will not, nor will it permit any Restricted Subsidiary to, (i) acquire any Receivable denominated in a currency other than Dollars, (ii) acquire any Receivable with respect to which the debtor is a resident of a jurisdiction other than the United States of America, (iii) acquire any Person which owns any Receivable denominated in a currency other than Dollars or any Receivable with respect to which the debtor is a resident of a jurisdiction other than the United States of America (other than any Person which, contemporaneously with or immediately subsequent to the acquisition thereof, is designated as an Unrestricted Subsidiary in accordance with this Agreement), or (iv) acquire any Person organized under the laws of any jurisdiction other than the United States of America or any state thereof (other than any Person which, contemporaneously with or immediately subsequent to the acquisition thereof, is designated as an Unrestricted Subsidiary in accordance with this Agreement), if, after giving effect to such acquisition, the aggregate outstanding book value (without duplication) of all such Receivables (in the case of clauses (i) and (ii)), all such Receivables owned by such Person (in the case of clause (iii)) and any and all Receivables owned by such Person (in the case of clause (iv)) would exceed in the aggregate 40% of the total book value of all Receivables of the Company and its Restricted Subsidiaries at any time.
10.20    Economic Sanctions, Etc. The Company will not, and will not permit any Controlled Entity (a) to become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly to have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder or any affiliate of such holder to be in violation of, or subject to sanctions under, any U.S. Economic Sanctions Laws, any Anti-Money Laundering Laws or any Anti-Corruption Laws, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws.

11.    Events of Default. An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:
(a)    the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or
(b)    the Company defaults in the payment of any interest on any Note for more than five (5) Business Days after the same becomes due and payable; or
(c)    the Company defaults in the performance of or compliance with any term contained in Sections 7.1, 7.2, 8.6, 8.7, 9.7, 9.8, 9.10 or 10; or
(d)    any Credit Party defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) or in any other Transaction Document and such default is not remedied within thirty (30) days after the earlier of (i) an Authorized Officer obtaining actual knowledge of such default, and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Section 11); or
(e)    any representation or warranty made in writing by or on behalf of any Credit Party or by any officer of any Credit Party in this Agreement or in any other Transaction Document or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or
(f)    (i) the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any outstanding Material Indebtedness beyond any period of grace provided with respect thereto which default has not been (x) timely cured or (y) waived in writing by the requisite holders of such Material Indebtedness, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any Material Indebtedness or of any mortgage, indenture or other agreement relating thereto or any other condition exists, such default has not been (x) timely cured or (y) waived in writing by the requisite holders of such Material Indebtedness and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Material Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Company or any Restricted Subsidiary has become obligated to purchase or repay Material Indebtedness before its regular maturity or before its regularly scheduled dates of payment, or (y) one or more Persons have the right to require the Company or any Restricted Subsidiary so to purchase or repay such Material Indebtedness; or

(g)    the Company or any Restricted Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or
(h)    a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Restricted Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Restricted Subsidiaries, or any such petition shall be filed against the Company or any of its Restricted Subsidiaries and such petition shall not be dismissed within 60 days; or
(i)    the Company or any of its Restricted Subsidiaries shall fail within 30 days to pay, bond or otherwise discharge one or more (i) judgments or orders for the payment of money in excess of $10,000,000 (or its equivalent in other currencies) in the aggregate, or (ii) nonmonetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgment(s) or order(s), in any such case, is/are not stayed on appeal or otherwise being appropriately contested in good faith or otherwise not covered by a creditworthy insurer or indemnitor which has acknowledged in writing coverage thereof; or
(j)    if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $10,000,000 (or its equivalent in other currencies), (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder, (vii) the aggregate unfunded liability (excluding the accrued funding liability for the then current fiscal year) with respect to all benefit plans (other than pension plans) maintained by the Company and the Subsidiaries exceeds $10,000,000 (or its equivalent in other currencies), (viii) the unfunded liability with respect to any pension plan maintained by the Company or any Subsidiary exceeds the maximum amount prescribed by any applicable laws or regulations of any Governmental Authority, or (ix) the Company or any Subsidiary shall otherwise fail to comply with any laws, regulations or orders in the establishment, administration or maintenance of any pension plan or shall fail to pay or accrue any premiums, contributions or other amounts required by applicable pension plan documents or applicable laws; and any such event or events described in clauses (i) through (ix) above, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; or
(k)    nonpayment by the Company or any Restricted Subsidiary of any Rate Management Obligation, when due or the breach by the Company or any Restricted Subsidiary of any term, provision or condition contained in any Rate Management Transaction or any transaction of the type described in the definition of “Rate Management Transactions”; or
(l)    the Company or any of its Restricted Subsidiaries shall violate any Environmental Law, which has resulted in liability to the Company or any of its Restricted Subsidiaries in an amount equal to $10,000,000 or more (or its equivalent in other currencies), which liability is not paid, bonded or otherwise discharged within 45 days or which is not stayed on appeal and being appropriately contested in good faith; or
(m)    this Agreement (including amendments, supplements or other modifications hereto), the Multiparty Guaranty Agreement (including amendments, supplements or other modifications thereto) or any Collateral Document (including amendments, supplements or other modifications thereto) shall fail to remain in full force or effect or any action shall be taken to assert the invalidity or unenforceability of (including any action taken on the part of the Company or its Restricted Subsidiaries to assert such invalidity or unenforceability of), or which results in the invalidity or unenforceability of, any such Transaction Document, or any Collateral Document shall, other than as permitted thereby, fail to create or maintain for any reason a valid and perfected security interest in any collateral purported to be covered thereby.
As used in Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.
12.    Remedies on Default, Etc.
12.1    Acceleration.
(a)    If an Event of Default with respect to the Company described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.
(b)    If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, in addition to any action that may be taken pursuant to Section 12.1(c), any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.
(c)    If any other Event of Default has occurred and is continuing, any holder or holders of a majority in principal amount of the Notes of any Series at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes of such Series then outstanding to be immediately due and payable.
Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including interest accrued thereon at the Default Rate), and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from prepayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.
12.2    Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or other Transaction Document, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.
12.3    Rescission. At any time after any Notes of any Series have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than a majority in principal amount of the Notes of such Series then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes of such Series, all principal of and Make-Whole Amount, if any, on any Notes of such Series that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes of such Series, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.
12.4    No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, any Note or any other Transaction Document upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including reasonable attorneys’ fees, expenses and disbursements.
12.5    Notice of Acceleration or Rescission. Whenever any Note shall be declared immediately due and payable pursuant to Section 12.1 or any such declaration shall be rescinded and annulled pursuant to Section 12.3, the Company shall forthwith give written notice thereof to the holder of each Note at the time outstanding.
13.    Registration; Exchange; Substitution of Notes.
13.1    Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.
13.2    Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) for registration of transfer or exchange (and, in the case of a surrender for registration of transfer, accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more replacement Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such replacement Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note so surrendered. Each such replacement Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000 (or its equivalent if denominated in another currency); provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a Series, one Note may be in a denomination of less than $1,000,000 (or its equivalent if denominated in another currency). Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.
13.3    Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and
(a)    in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $5,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or
(b)    in the case of mutilation, upon surrender and cancellation thereof, within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a replacement Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.
14.    Payments on Notes.
14.1    Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at such place as the holder thereof shall designate to the Company in writing. The holder of a Note may at any time, by notice to the Company, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.
14.2    Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose (i) in the case of the 2017 Notes, below such Purchaser’s name in Schedule A to this Agreement, or (ii) in the case of the 2010 Notes and the 2011 Notes, below such Purchaser’s name in Schedule A to the 2013 Note Agreement; or by such method or at such other address as such Purchaser shall have most recently specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a replacement Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by any Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchaser has made in this Section 14.2.
14.3    FATCA Information. By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Company, or to such other Person as may be reasonably requested by the Company, from time to time (a) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other Forms reasonably requested by the Company necessary to establish such holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Company to comply with its obligations under FATCA and (b) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Company to comply with its obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from any such payment made to such holder. Nothing in this Section 14.3 shall require any holder to provide information that is confidential or proprietary to such holder unless the Company is required to obtain such information under FATCA and, in such event, the Company shall treat any such information it receives as confidential.
15.    Expenses, Etc.
15.1    Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys’ fees of a special counsel, local counsel and, if reasonably required by the Required Holders, other counsel) incurred by the Purchasers, any holder of a Note or the Collateral Agent in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes or any of the other Transaction Documents (whether or not such amendment, waiver or consent becomes effective), and the Company will, in addition, pay: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes or any of the other Transaction Documents or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes or any of the other Transaction Documents, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes, and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO.
In addition to, and not in limitation of, any of the obligations of the Company set forth above in this Section 15.1, the Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes), (ii) any and all wire transfer fees that any bank or other financial institution deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note and (iii) any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (including reasonable attorneys’ fees and expenses) or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Company, provided that the Company shall not be liable for the payment of any portion of such amounts described in this clause (iii) resulting from such Purchaser’s or such other holder of a Note’s gross negligence or willful misconduct.
15.2    Certain Taxes. The Company agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or any other Transaction Document or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States or any other jurisdiction where the Company or any other Credit Party has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or any other Transaction Document or of any of the Notes, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 15, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company hereunder.
15.3    Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Notes or any other Transaction Document, and the termination of this Agreement or any other Transaction Document.
16.    Survival of Representations and Warranties; Entire Agreement. All representations and warranties contained herein or in any of the other Transaction Documents shall survive the execution and delivery of this Agreement, the Notes and the other Transaction Documents, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company or any other Credit Party pursuant to this Agreement or any of the other Transaction Documents shall be deemed representations and warranties of the Company or such other Credit Party under this Agreement or such other Transaction Document. Subject to the preceding sentence, this Agreement, the Notes and the other Transaction Documents embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.
17.    Amendment and Waiver.
17.1    Requirements.
(a)    This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders of the Notes of each Series, except that (a) no amendment or waiver of any of Section 1, 2, 3, 4, 5 or 6 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.
(b)    Notwithstanding the foregoing provisions of Section 17.1(a), if: (1) the Company and the Administrative Agent under the Credit Agreement have notified the holders of Notes in writing that the Required Lenders (as defined in the Credit Agreement on the Closing Date) have approved the amendment of the corresponding provision(s) in the Credit Agreement; (2) the Majority of the Combined Banks and Noteholders (calculated on a date which is no more than 5 Business Days after such written notification with such calculation made as of the date of such notification) have consented to such amendment for purpose of the Credit Agreement and this Agreement; (3) no Default or Event of Default exists at such time (other than a Default or Event of Default existing solely as the result of a breach of the provision(s) of this Agreement which correspond to such provision(s) of the Credit Agreement which the Required Lenders have approved for amendment as described in the immediately preceding clause (1)); (4) no repayment of principal of the debt facilities under the Credit Agreement is required as consideration for such proposed amendment; and (5) no fee or other remuneration is required to be paid to or for the benefit of any party to the Credit Agreement as consideration for such proposed amendment unless the holders of Notes are paid their ratable share of such remuneration (based on the principal amount outstanding as of such notification date of the Notes and of the bank facilities under the Credit Agreement), then each Purchaser agrees (and each holder of a Note, by its acceptance of a Note, will be deemed to have agreed) to amend the following provisions in a substantially similar manner (except as expressly provided in the immediately succeeding clauses (iv)), to be effective concurrent with the effectiveness of the corresponding amendment to the corresponding provision of the Credit Agreement:
(i)    Section 9.2 (Conduct of Business);

(ii)    Section 10.4.3 (Permitted Acquisitions);
(iii)    the dollar limitation set forth in each of Section 10.5.4(1) (Permitted Purchase Money Indebtedness) and Section 10.5.9 (Additional Unsecured Indebtedness), but, in each case, only to the extent that the aggregate amount of such permitted Indebtedness does not exceed $25,000,000;
(iv)    Section 10.5.13, but only so long as conditions (a), (b) and (c) of the definition of the term “Permitted Foreign Subsidiary Non-Recourse Indebtedness” are not amended;
(v)    Section 10.17; and
(vi)    Section 10.19.
17.2    Solicitation of Holders of Notes.
(a)    Solicitation. The Company will provide each holder of a Note (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.
(b)    Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of a Note as consideration for or as an inducement to the entering into by such holder of any waiver or amendment of any of the terms and provisions hereof or of any Note or any other Transaction Document unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of a Note then outstanding even if such holder did not consent to such waiver or amendment.
(c)    Consent in Contemplation of Transfer. Any consent given pursuant to this Section 17 or any other Transaction Document by a holder of a Note that has transferred or has agreed to transfer its Note to (i) the Company, (ii) any Subsidiary or any other Affiliate or (iii) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Company and/or any of its Affiliates, in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.
17.3    Binding Effect Etc. Any amendment or waiver consented to as provided in this Section 17 or any other Transaction Document applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any holder of a Note nor any delay in exercising any rights hereunder or under any Note or other Transaction Document shall operate as a waiver of any rights of any holder of such Note.
17.4    Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes or any Series thereof then outstanding have approved or consented to any amendment, waiver or consent to be given under this Agreement, the Notes or any Series thereof or any other Transaction Document, or have directed the taking of any action provided herein or in the Notes or any Series thereof or in any other Transaction Document to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes or any Series thereof then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.
18.    Notices. All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:
(i)    (A) if to a 2017 Notes Purchaser or its nominee, to such Person at the address specified for such communications in Schedule A to this Agreement, or at such other address as such Person or nominee shall have specified to the Company in writing, or (B) if to a 2010 Notes Purchaser or its nominee or a 2011 Notes Purchaser or its nominee, to such Person at the address specified for such communications in Schedule A to the 2013 Note Agreement, or at such other address as such Person or nominee shall have specified to the Company in writing,
(ii)    if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or
(iii)    if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.
Notices under this Section 18 will be deemed to have been given only when actually received.

19.    Reproduction of Documents. This Agreement, and all documents relating hereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (as defined in each of this Agreement, the 2010 Note Agreement and the 2011 Note Agreement) or on the Closing Date (as defined in the 2013 Note Agreement) (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any holder of a Note from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.
20.    Confidential Information. For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature, whether or not labeled as confidential when received by such Purchaser, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary, or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any other Transaction Document. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 20.
In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking.
21.    Miscellaneous.
21.1    Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not, except that the Company may not assign or otherwise transfer any of its rights or obligations hereunder, under the Notes or under any other Transaction Document without the prior written consent of each holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.
21.2    Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with Agreement Accounting Principles. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with Agreement Accounting Principles, and (ii) all financial statements shall be prepared in accordance with Agreement Accounting Principles. Notwithstanding anything to the contrary contained in this Section or the definition of “Capitalized Lease,” in the event of an accounting change requiring all leases to be capitalized, only those leases that would constitute Capitalized Leases on the Closing Date (assuming for purposes hereof that they were in existence on the Closing Date) shall be considered Capitalized Leases and all calculations and deliverables under this Agreement shall be made or delivered, as applicable, in accordance therewith (provided that together with all financial statements delivered to the holders of the Notes in accordance with the terms of this Agreement after the date of such accounting change, the Company shall deliver a schedule showing the adjustments necessary to reconcile such financial statements with GAAP as in effect immediately prior to such accounting change).
21.3    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.
21.4    Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.
Defined terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Notes, shall also include any such notes issued in substitution therefor pursuant to Section 13, (b) subject to Section 21.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, Exhibits to, and Schedules to, this Agreement, and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.
21.5    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.
21.6    Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.
21.7    Jurisdiction and Process; Waiver of Jury Trial. (1) The Company irrevocably submits to the exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, the Notes or the other Transaction Documents. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
(a)    The Company agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 21.7(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets are or may be subject) by a suit upon such judgment.
(b)    The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 21.7(a) by mailing a copy thereof by registered, certified, priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding, and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.
(c)    Nothing in this Section 21.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.
(d)    THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.
21.8    Transaction References. The Company agrees that Prudential Capital Group may (a) refer to its role in originating the purchase of the Notes from the Company, as well as the identity of the Company and the aggregate principal amount and issue date of the Notes, on its internet site or in marketing materials, press releases, published “tombstone” announcements or any other print or electronic medium, and (b) display the Company’s corporate logo in conjunction with any such reference.
21.9    Independent Investigation. Each 2017 Notes Purchaser represents to and agrees with each other 2017 Notes Purchaser that it has made its own independent investigation of the condition (financial or otherwise), prospects and affairs of the Company and its Subsidiaries in connection with its purchase of the 2017 Notes hereunder, and has made and shall continue to make its own appraisal of the creditworthiness of the Company and its Subsidiaries. No holder of Notes shall have any duty or responsibility to any other holder of Notes, either initially or on a continuing basis, to make any such investigation or appraisal or to provide any credit or other information with respect thereto. No holder of Notes is acting as agent or in any other fiduciary capacity on behalf of any other holder of Notes.
21.10    Amendment and Restatement; No Novation. This Agreement is not intended to be, and shall not be construed to create, a novation or accord and satisfaction, and, except as otherwise provided herein, the 2013 Note Agreement, as amended or otherwise modified from time to time prior to the effectiveness of the amendment and restatement provided hereby, shall remain in full force and effect with respect to breaches of representations and warranties or breaches of obligations which may have occurred prior to the effectiveness of the amendment and restatement provided hereby.
* * * * *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours, ENCORE CAPITAL GROUP, INC. By: /s/ Jonathan Clark Name: Jonathan Clark Title: Chief Financial Officer
The foregoing is hereby agreed to as of the date thereof.
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as 2010 Notes Purchaser, a 2011 Notes Purchaser and a 2017 Notes Purchaser By: /s/ Brad Wiginton Vice President
PRUCO LIFE INSURANCE COMPANY, as a 2010 Notes Purchaser By: /s/ Brad Wiginton Assistant Vice President
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY, as a 2010 Notes Purchaser, a 2011 Notes Purchaser and a 2017 Notes Purchaser

By: PGIM, Inc., as investment manager

By:   /s/ Brad Wiginton
   Vice President

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION, as a 2010 Notes Purchaser By: PGIM, Inc., as investment manager By: /s/ Brad Wiginton Vice President

PAR U HARTFORD LIFE & ANNUITY COMFORT TRUST, as a 2017 Notes Purchaser

By: Prudential Arizona Reinsurance Universal Company, as Grantor

By: PGIM, Inc., as Investment Manager

By: /s/ Brad Wiginton
   Vice President

PICA HARTFORD LIFE & ANNUITY COMFORT TRUST, as a 2017 Notes Purchaser By: The Prudential Insurance Company of America, as Grantor By: /s/ Brad Wiginton Vice President
PRUDENTIAL ARIZONA REINSURANCE TERM COMPANY, as a 2017 Notes Purchaser By: PGIM, Inc., as investment manager By: /s/ Brad Wiginton Vice President
PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY, as a 2017 Notes Purchaser By: PGIM, Inc., as investment manager By: /s/ Brad Wiginton Vice President
GUGGENHEIM FUNDS TRUST – GUGGENHEIM MACRO OPPORTUNITIES FUND, as a 2017 Notes Purchaser

By: Guggenheim Partners Investment Management, LLC, as Investment Advisor

By:   /s/ Anne B. Walsh
   Name: Anne B. Walsh
   Title: Senior Managing Director

MIDLAND NATIONAL LIFE INSURANCE COMPANY, as a 2017 Notes Purchaser

By: Guggenheim Partners Investment Management, LLC, as investment manager

By:   /s/ Anne B. Walsh
   Name: Anne B. Walsh
   Title: Senior Managing Director

GUGGENHEIM PARTNERS OPPORTUNISTIC INVESTMENT GRADE SECURITIES MASTER FUND, LTD., as a 2017 Notes Purchaser

By: Guggenheim Partners Investment Management, LLC, as Investment Advisor

By:   /s/ Anne B. Walsh
   Name: Anne B. Walsh
   Title: Senior Managing Director

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE, as a 2017 Notes Purchaser

By: Guggenheim Partners Investment Management, LLC,
as investment manager

By:   /s/ Anne B. Walsh
   Name: Anne B. Walsh
   Title: Senior Managing Director

SOUTH CAROLINA RETIREMENT SYSTEMS GROUP TRUST, as a 2017 Notes Purchaser

By: Guggenheim Partners Investment Management, LLC,
as Manager

By:   /s/ Anne B. Walsh
   Name: Anne B. Walsh
   Title: Senior Managing Director

GUGGENHEIM STRATEGIC OPPORTUNITIES FUND, as a 2017 Notes Purchaser

By: Guggenheim Partners Investment Management, LLC, as Sub-Advisor

By:   /s/ Anne B. Walsh
   Name: Anne B. Walsh
   Title: Senior Managing Director

SEI INSTITUTIONAL MANAGED TRUST – MULTI-ASSET INCOME FUND, as a 2017 Notes Purchaser

By: Guggenheim Partners Investment Management, LLC, as Sub-Advisor

By:   /s/ Anne B. Walsh
   Name: Anne B. Walsh
   Title: Senior Managing Director

WILSHIRE INSTITUTIONAL MASTER FUND SPC - GUGGENHEIM ALPHA SEGREGATED PORTFOLIO, as a 2017 Notes Purchaser

By: Guggenheim Partners Investment Management, LLC, as Sub-Advisor

By:   /s/ Anne B. Walsh
   Name: Anne B. Walsh
   Title: Senior Managing Director

HORACE MANN LIFE INSURANCE COMPANY, as a 2017 Notes Purchaser By: Guggenheim Partners Investment Management, LLC, as Advisor By: /s/ Anne B. Walsh Name: Anne B. Walsh Title: Senior Managing Director
WILTON REASSURANCE COMPANY, as a 2017 Notes Purchaser By: Guggenheim Partners Investment Management, LLC, as Advisor By: /s/ Anne B. Walsh Name: Anne B. Walsh Title: Senior Managing Director
GUARANTY INCOME LIFE INSURANCE COMPANY, as a 2017 Notes Purchaser

By: Guggenheim Partners Investment Management, LLC, as Manager

By:   /s/ Anne B. Walsh
   Name: Anne B. Walsh
   Title: Senior Managing Director

WILTON REASSURANCE LIFE COMPANY OF NEW YORK, as a 2017 Notes Purchaser

By: Guggenheim Partners Investment Management, LLC, as Advisor

By:   /s/ Anne B. Walsh
   Name: Anne B. Walsh
   Title: Senior Managing Director

TEXAS LIFE INSURANCE COMPANY, as a 2017 Notes Purchaser By: Guggenheim Partners Investment Management, LLC, as Advisor By: /s/ Anne B. Walsh Name: Anne B. Walsh Title: Senior Managing Director

21st CENTURY FOX AMERICA, INC. MASTER TRUST, as a 2017 Notes Purchaser

By: Guggenheim Partners Investment Management, LLC, as Advisor

By:   /s/ Anne B. Walsh
   Name: Anne B. Walsh
   Title: Senior Managing Director

INTEL CORPORATION RETIREMENT PLANS MASTER TRUST, as a 2017 Notes Purchaser

By: Guggenheim Partners Investment Management, LLC, as Advisor

By:   /s/ Anne B. Walsh
   Name: Anne B. Walsh
   Title: Senior Managing Director

VERGER CAPITAL FUND LLC, as a 2017 Notes Purchaser By: Guggenheim Partners Investment Management, LLC, as Sub-Advisor By: /s/ Anne B. Walsh Name: Anne B. Walsh Title: Senior Managing Director

ALLSTATE LIFE INSURANCE COMPANY, as a 2017 Notes Purchaser By: /s/ David Puckett Name: David Puckett By: /s/ Jerry D. Zinkula Name: Jerry D. Zinkula Authorized Signatories
ALLSTATE INSURANCE COMPANY, as a 2017 Notes Purchaser By: /s/ David Puckett Name: David Puckett By: /s/ Jerry D. Zinkula Name: Jerry D. Zinkula Authorized Signatories

ATHENE ANNUITY & LIFE ASSURANCE COMPANY, as a 2017 Notes Purchaser

By: Athene Asset Management, L.P., its investment adviser

By: AAM GP Ltd., its general partner

By: /s/ Roger D. Fors
   Name: Roger D. Fors
   Title:  Senior Vice President, Fixed Income

ATHENE ANNUITY AND LIFE COMPANY, as a 2017 Notes Purchaser

By: Athene Asset Management, L.P., its investment adviser

By: AAM GP Ltd., its general partner

By:   /s/ Roger D. Fors
   Name: Roger D. Fors
   Title:  Senior Vice President, Fixed Income

MINNESOTA LIFE INSURANCE COMPANY
SECURIAN LIFE INSURANCE COMPANY
AMERICAN REPUBLIC INSURANCE COMPANY
as 2017 Notes Purchasers

By: Advantus Capital Management, Inc.

By:    Lowell Bolken
   Name: Lowell Bolken
   Title: Vice President

Each of the undersigned Guarantors consents to the amendments effected in this Third Amended and Restated Senior Secured Note Purchase Agreement (including the sale and purchase of the 2017 Notes) and the transactions contemplated hereby, reaffirms its obligations under the Multiparty Guaranty and its waivers, as set forth in the Multiparty Guaranty, of each and every one of the possible defenses to such obligations. In addition, each undersigned Guarantor reaffirms that its obligations under the Multiparty Guaranty are separate and distinct from the Company’s obligations. Each of the Company and the undersigned Guarantors reaffirms the terms and conditions of the Pledge and Security Agreement and any other Transaction Document executed by it and acknowledges and agrees that each and every such Transaction Document executed by the Company or the undersigned remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

MIDLAND CREDIT MANAGEMENT, INC.
MIDLAND INTERNATIONAL LLC
MIDLAND PORTFOLIO SERVICES, INC.
MIDLAND FUNDING LLC
MRC RECEIVABLES CORPORATION
MIDLAND FUNDING NCC-2 CORPORATION
ASSET ACCEPTANCE CAPITAL CORP.
ASSET ACCEPTANCE, LLC
ATLANTIC CREDIT & FINANCE, INC.

By: /s/ Jonathan Clark
Name: Jonathan Clark
Title: Treasurer

MIDLAND INDIA LLC By: /s/ Ashish Masih Name: Ashish Masih Title: President
ASSET ACCEPTANCE RECOVERY SERVICES, LLC ASSET ACCEPTANCE SOLUTIONS GROUP, LLC LEGAL RECOVERY SOLUTIONS, LLC By: /s/ Darin Herring Name: Darin Herring Title: Vice President, Operations
ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT, LLC ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT III, LLC By: /s/ Greg Call Name: Greg Call Title: Secretary

SCHEDULE A
PURCHASER SCHEDULE – 2017 NOTES
(Attached)

			Aggregate Principal Amount of Notes to be Purchased (USD)	Note Denomination(s) (USD)
	PAR U HARTFORD LIFE & ANNUITY COMFORT TRUST		10,700,000.00	10,700,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

	Beneficiary Name:	U.S. Bank as Paying Agent for Prudential as Admin Agent

	Beneficiary Address:	214 N. Tryon St 26th Floor Charlotte, NC 28201

	Primary Bank Name:	U.S. Bank as Paying Agent for Prudential as Admin Agent

	Primary ABA Number:	#########

	Account Name:	Paying Agent DDA – Encore Capital Group

	Account Number:	############

	FFC:	###### ###

(2)	Address for all communications and notices:

PAR U Hartford Life & Annuity Comfort Trust
c/o Prudential Capital Group
2029 Century Park East
Suite 715
Los Angeles, CA 90067
Attention: Managing Director
cc: Vice President and Corporate Counsel

and for all notices relating solely to scheduled principal and interest payments and written confirmations of wire transfers to:

PAR U Hartford Life & Annuity Comfort Trust
c/o PGIM, Inc.
Prudential Tower
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102
Attention: PIM Private Accounting Processing Team
Email: Pim.Private.Accounting.Processing.Team@prudential.com

(3)	Address for Delivery of Notes:

	(a)	Send physical security by nationwide overnight delivery service to: PGIM, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Michael Iacono - Trade Management Manager

	(b)	Send copy by email to: James Evert james.evert@prudential.com (415) 291-5055

(4)	Tax Identification No.: ## #######

			Aggregate Principal Amount of Notes to be Purchased (USD)	Note Denomination(s) (USD)

	PICA HARTFORD LIFE & ANNUITY COMFORT TRUST		2,480,000.00	2,480,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

	Beneficiary Name:	U.S. Bank as Paying Agent for Prudential as Admin Agent

	Beneficiary Address:	214 N. Tryon St 26th Floor Charlotte, NC 28201

	Primary Bank Name:	U.S. Bank as Paying Agent for Prudential as Admin Agent

	Primary ABA Number:	#########

	Account Name:	Paying Agent DDA – Encore Capital Group

	Account Number:	############

	FFC:	######-###

(2)	Address for all communications and notices:

PICA Hartford Life & Annuity Comfort Trust
c/o Prudential Capital Group
2029 Century Park East
Suite 715
Los Angeles, CA 90067

Attention: Managing Director
cc: Vice President and Corporate Counsel

and for all notices relating solely to scheduled principal and interest payments and written confirmations of wire transfers to:

PICA Hartford Life & Annuity Comfort Trust
c/o PGIM, Inc.
Prudential Tower
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102

Attention: PIM Private Accounting Processing Team
Email: Pim.Private.Accounting.Processing.Team@prudential.com

(3)	Address for Delivery of Notes:

	(a)	Send physical security by nationwide overnight delivery service to: PGIM, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Michael Iacono - Trade Management Manager

	(b)	Send copy by email to: James Evert james.evert@prudential.com (415) 291-5055

(4)	Tax Identification No.: ##-#######

			Aggregate Principal Amount of Notes to be Purchased (USD)	Note Denomination(s) (USD)

	PRUDENTIAL ARIZONA REINSURANCE TERM COMPANY		5,300,000.00	5,300,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

	Beneficiary Name:	U.S. Bank as Paying Agent for Prudential as Admin Agent

	Beneficiary Address:	214 N. Tryon St 26th Floor Charlotte, NC 28201

	Primary Bank Name:	U.S. Bank as Paying Agent for Prudential as Admin Agent

	Primary ABA Number:	#########

	Account Name:	Paying Agent DDA – Encore Capital Group

	Account Number:	############

	FFC:	######-###

(2)	Address for all communications and notices:

Prudential Arizona Reinsurance Term Company
c/o Prudential Capital Group
2029 Century Park East
Suite 715
Los Angeles, CA 90067
Attention: Managing Director
cc: Vice President and Corporate Counsel
and for all notices relating solely to scheduled principal and interest payments and written confirmations of wire transfers to:
Prudential Arizona Reinsurance Term Company
c/o PGIM, Inc.
Prudential Tower
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102
Attention: PIM Private Accounting Processing Team
Email: Pim.Private.Accounting.Processing.Team@prudential.com

(3)	Address for Delivery of Notes:

	(a)	Send physical security by nationwide overnight delivery service to: PGIM, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Michael Iacono - Trade Management Manager

	(b)	Send copy by email to: James Evert james.evert@prudential.com (415) 291-5055

(4)	Tax Identification No.: ##-#######

			Aggregate Principal Amount of Notes to be Purchased (USD)	Note Denomination(s) (USD)

	PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY		30,000,000.00	30,000,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

	Beneficiary Name:	U.S. Bank as Paying Agent for Prudential as Admin Agent

	Beneficiary Address:	214 N. Tryon St 26th Floor Charlotte, NC 28201

	Primary Bank Name:	U.S. Bank as Paying Agent for Prudential as Admin Agent

	Primary ABA Number:	#########

	Account Name:	Paying Agent DDA – Encore Capital Group

	Account Number:	############

	FFC:	######-###

(2)	Address for all communications and notices:

Prudential Legacy Insurance Company of New Jersey
c/o Prudential Capital Group
2029 Century Park East
Suite 715
Los Angeles, CA 90067
Attention: Managing Director
cc: Vice President and Corporate Counsel
and for all notices relating solely to scheduled principal and interest payments and written confirmations of wire transfers to:
Prudential Legacy Insurance Company of New Jersey
c/o PGIM, Inc.
Prudential Tower
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102
Attention: PIM Private Accounting Processing Team
Email: Pim.Private.Accounting.Processing.Team@prudential.com

(3)	Address for Delivery of Notes:

	(a)	Send physical security by nationwide overnight delivery service to: PGIM, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Michael Iacono - Trade Management Manager

	(b)	Send copy by email to: James Evert james.evert@prudential.com (415) 291-5055

(4)	Tax Identification No.: ##-#######

			Aggregate Principal Amount of Notes to be Purchased (USD)	Note Denomination(s) (USD)

	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY		5,000,000.00	5,000,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

	Beneficiary Name:	U.S. Bank as Paying Agent for Prudential as Admin Agent

	Beneficiary Address:	214 N. Tryon St 26th Floor Charlotte, NC 28201

	Primary Bank Name:	U.S. Bank as Paying Agent for Prudential as Admin Agent

	Primary ABA Number:	#########

	Account Name:	Paying Agent DDA – Encore Capital Group

	Account Number:	############

	FFC:	######-###

(2)	Address for all communications and notices:

Prudential Retirement Insurance and Annuity Company
c/o Prudential Capital Group
2029 Century Park East
Suite 715
Los Angeles, CA 90067

Attention: Managing Director
cc: Vice President and Corporate Counsel

and for all notices relating solely to scheduled principal and interest payments and written confirmations of wire transfers to:

Prudential Retirement Insurance and Annuity Company
c/o PGIM, Inc.
Prudential Tower
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102

Attention: PIM Private Accounting Processing Team
Email: Pim.Private.Accounting.Processing.Team@prudential.com

(3)	Address for Delivery of Notes:

	(a)	Send physical security by nationwide overnight delivery service to: PGIM, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Michael Iacono - Trade Management Manager

	(b)	Send copy by email to: James Evert james.evert@prudential.com (415) 291-5055

(4)	Tax Identification No.: ##-#######

			Aggregate Principal Amount of Notes to be Purchased (USD)	Note Denomination(s) (USD)

	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA		46,520,000.00	22,360,000.00 24,160,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

	Beneficiary Name:	U.S. Bank as Paying Agent for Prudential as Admin Agent

	Beneficiary Address:	214 N. Tryon St 26th Floor Charlotte, NC 28201

	Primary Bank Name:	U.S. Bank as Paying Agent for Prudential as Admin Agent

	Primary ABA Number:	#########

	Account Name:	Paying Agent DDA – Encore Capital Group

	Account Number:	############

	FFC:	######-###

(2)	Address for all communications and notices:

The Prudential Insurance Company of America
c/o Prudential Capital Group
2029 Century Park East
Suite 715
Los Angeles, CA 90067

Attention: Managing Director
cc: Vice President and Corporate Counsel

and for all notices relating solely to scheduled principal and interest payments and written confirmations of wire transfers to:

The Prudential Insurance Company of America
c/o PGIM, Inc.
Prudential Tower
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102

Attention: PIM Private Accounting Processing Team
Email: Pim.Private.Accounting.Processing.Team@prudential.com

(3)	Address for Delivery of Notes:

	(a)	Send physical security by nationwide overnight delivery service to: PGIM, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Michael Iacono - Trade Management Manager

	(b)	Send copy by email to: James Evert james.evert@prudential.com (415) 291-5055

(4)	Tax Identification No.: ##-#######

Guggenheim Funds Trust - Guggenheim Macro Opportunities Fund
Sub-Account: GIO
Private Placement Schedule A

Allocation Amount:	$39,600,000
Signature Block:	Guggenheim Funds Trust - Guggenheim Macro Opportunities Fund By: Guggenheim Partners Investment Management, LLC, as Investment Advisor
EIN:	##-#######
Nominee (all notes should be registered in nominee name):	HARE & CO, LLC ##-#######
Wire Instructions: (Wires not related to P&I ONLY)	The Bank of New York ABA #: ###-###-### Acct #: ########## Acct Name: Guggenheim Funds Trust – Guggenheim Macro Opportunities Fund
P&I Payment Instructions:

The Bank of New York
ABA #: ###-###-###
Acct #/Beneficiary: #########
FFC: ######-Guggenheim Funds Trust – Guggenheim Macro Opportunities Fund

Bank to Bank Information: The priority of this information should be listed as follows:
CUSIP/PPN# 292554 A#9, 5.625% SENIOR SECURED NOTE DUE 2024 ISSUED BY ENCORE CAPITAL GROUP, INC., P&I BREAKDOWN AND ACCOUNT INFORMATION

Delivery of Notes:

The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department
Please reference: Acct #: ######
Acct Name: Guggenheim Funds Trust – Guggenheim Macro Opportunities Fund

Notices:	Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

Midland National Life Insurance Company
Sub-Account: MID-ANN
Private Placement Schedule A

Allocation Amount:	$28,000,000
Signature Block:	Midland National Life Insurance Company By: Guggenheim Partners Investment Management, LLC
EIN:	##-#######
Nominee (all notes should be registered in nominee name):	HARE & CO, LLC ##-#######
Wire Instructions: (Wires not related to P&I ONLY)	The Bank of New York ABA #: ###-###-### Acct #: ########## Acct Name: Midland National Life Insurance Company
P&I Payment Instructions:
The Bank of New York
ABA #: ###-###-###
Acct #/Beneficiary: #########
FFC: ######-Midland National Life Insurance Company
Bank to Bank Information: The priority of this information should be listed as follows:
CUSIP/PPN# 292554 A#9, 5.625% SENIOR SECURED NOTE DUE 2024 ISSUED BY ENCORE CAPITAL GROUP, INC., P&I BREAKDOWN AND ACCOUNT INFORMATION

Delivery of Notes:
The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department
Please reference:
Acct #: ######
Acct Name: Midland National Life Insurance Company

Notices:	Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

Guggenheim Partners Opportunistic Investment Grade Securities Master Fund, Ltd.
Sub-Account: GP-OPP-FD
Private Placement Schedule A

Allocation Amount:	$25,000,000
Signature Block:	Guggenheim Partners Opportunistic Investment Grade Securities Master Fund, Ltd. By: Guggenheim Partners Investment Management, LLC, as Investment Advisor
EIN:	##-#######
Nominee (all notes should be registered in nominee name):	HARE & CO, LLC ##-#######
Wire Instructions: (Wires not related to P&I ONLY)	The Bank of New York Mellon ABA Number ######### Guggenheim Partners Opportunistic IGBF Custody Account Number ########## Ref:
P&I Payment Instructions:
ABA Number #########
BNF: #########
Attn: P&I Department
Ref: Guggenheim Partners Opportunistic IGBF
Ref A/C: ##########
Ref2: CUSIP NUMBER
Bank to Bank Information: The priority of this information should be listed as follows:
CUSIP/PPN# 292554 A#9, 5.625% SENIOR SECURED NOTE DUE 2024 ISSUED BY ENCORE CAPITAL GROUP, INC., P&I BREAKDOWN AND ACCOUNT INFORMATION

Delivery of Notes:	The Depository Trust Company 570 Washington Blvd - 5th floor Jersey City, NJ 07310 Attn: BNY Mellon/Branch Deposit Department Ref: A/C # ###### Guggenheim Partners Opportunistic IGBF
Notices:	Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

North American Company for Life and Health Insurance
Sub-Account: NAC-ANN
Private Placement Schedule A

Allocation Amount:	$18,000,000
Signature Block:	North American Company for Life and Health Insurance By: Guggenheim Partners Investment Management, LLC
EIN:	##-#######
Nominee (all notes should be registered in nominee name):	HARE & CO, LLC ##-#######
Wire Instructions: (Wires not related to P&I ONLY)	The Bank of New York ABA #: ###-###-### Acct #: ########## Acct Name: North American Company for Life and Health Insurance
P&I Payment Instructions:
The Bank of New York
ABA #: ###-###-###
Acct #/Beneficiary: ##########
FFC: ######-North American Company for Life and Health Insurance
Bank to Bank Information: The priority of this information should be listed as follows:
CUSIP/PPN# 292554 A#9, 5.625% SENIOR SECURED NOTE DUE 2024 ISSUED BY ENCORE CAPITAL GROUP, INC., P&I BREAKDOWN AND ACCOUNT INFORMATION

Delivery of Notes:
The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department
Please reference: Acct #: ######
Acct Name: North American Company for Life and Health Insurance

Notices:	Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

Midland National Life Insurance Company
Sub-Account: MID-IUL
Private Placement Schedule A

Allocation Amount:	$5,000,000
Signature Block:	Midland National Life Insurance Company By: Guggenheim Partners Investment Management, LLC
EIN:	##-#######
Nominee (all notes should be registered in nominee name):	HARE & CO, LLC ##-#######
Wire Instructions: (Wires not related to P&I ONLY)	The Bank of New York ABA #: ###-###-### Acct #: ########## Acct Name: Midland National Life Insurance Company
P&I Payment Instructions:
The Bank of New York
ABA #: ###-###-###
Acct #/Beneficiary: #########
FFC: ######-Midland National Life Insurance Company
Bank to Bank Information: The priority of this information should be listed as follows:
CUSIP/PPN# 292554 A#9, 5.625% SENIOR SECURED NOTE DUE 2024 ISSUED BY ENCORE CAPITAL GROUP, INC., P&I BREAKDOWN AND ACCOUNT INFORMATION

Delivery of Notes:
The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department
Please reference:
Acct #: ######
Acct Name: Midland National Life Insurance Company

Notices:	Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

Midland National Life Insurance Company
Sub-Account: BOLI-GEN
Private Placement Schedule A

Allocation Amount:	$5,000,000
Signature Block:	Midland National Life Insurance Company By: Guggenheim Partners Investment Management, LLC
EIN:	##-#######
Nominee (all notes should be registered in nominee name):	HARE & CO, LLC ##-#######
Wire Instructions: (Wires not related to P&I ONLY)	The Bank of New York ABA #: ###-###-### Acct #: ########## Acct Name: Midland National Life Insurance Company
P&I Payment Instructions:
The Bank of New York
ABA #: ###-###-###
Acct #/Beneficiary: #########
FFC: ######-Midland National Life Insurance Company
Bank to Bank Information: The priority of this information should be listed as follows:
CUSIP/PPN# 292554 A#9, 5.625% SENIOR SECURED NOTE DUE 2024 ISSUED BY ENCORE CAPITAL GROUP, INC., P&I BREAKDOWN AND ACCOUNT INFORMATION

Delivery of Notes:
The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department
Please reference:
Acct #: ######
Acct Name: Midland National Life Insurance Company

Notices:	Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

South Carolina Retirement Systems Group Trust
Sub-Account: SOCAR
Private Placement Schedule A

Allocation Amount:	$4,400,000
Signature Block:	South Carolina Retirement Systems Group Trust By: Guggenheim Partners Investment Management, LLC
EIN:	##-#######
Nominee (all notes should be registered in nominee name):	HARE & CO, LLC ##-#######
Wire Instructions: (Wires not related to P&I ONLY)	The Bank of New York ABA #: ###-###-### Acct #: ########## Acct Name: South Carolina Retirement Systems Group Trust
P&I Payment Instructions:
The Bank of New York
ABA #: ###-###-###
Acct #/Beneficiary: #########
FFC: ######-South Carolina Retirement Systems Group Trust
Bank to Bank Information: The priority of this information should be listed as follows:
CUSIP/PPN# 292554 A#9, 5.625% SENIOR SECURED NOTE DUE 2024 ISSUED BY ENCORE CAPITAL GROUP, INC., P&I BREAKDOWN AND ACCOUNT INFORMATION

Delivery of Notes:
The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department
Please reference:
Acct #: ######
Acct Name: South Carolina Retirement Systems Group Trust

Notices:	Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

Guggenheim Strategic Opportunities Fund
Sub-Account: GOF-FI
Private Placement Schedule A

Allocation Amount:	$4,000,000
Signature Block:	Guggenheim Strategic Opportunities Fund By: Guggenheim Partners Investment Management, LLC, as Sub-Advisor
EIN:	##-#######
Nominee (all notes should be registered in nominee name):	HARE & CO, LLC ##-#######
Wire Instructions: (Wires not related to P&I ONLY)	The Bank of New York ABA #: ###-###-### Acct #: ########## Acct Name: Guggenheim Strategic Opportunities Fund
P&I Payment Instructions:
The Bank of New York
ABA #: ###-###-###
Acct #/Beneficiary: #########
FFC: ######-Guggenheim Strategic Opportunities Fund
Bank to Bank Information: The priority of this information should be listed as follows:
CUSIP/PPN# 292554 A#9, 5.625% SENIOR SECURED NOTE DUE 2024 ISSUED BY ENCORE CAPITAL GROUP, INC., P&I BREAKDOWN AND ACCOUNT INFORMATION

Delivery of Notes:
The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department
Please reference:
Acct #: ######
Acct Name: Guggenheim Strategic Opportunities Fund

Notices:	Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

SEI Institutional Managed Trust - Multi-Asset Income Fund
Sub-Account: SEIC-MAI
Private Placement Schedule A

Allocation Amount:	$3,200,000
Signature Block:	SEI Institutional Managed Trust - Multi-Asset Income Fund By: Guggenheim Partners Investment Management, LLC as Sub-Advisor
EIN:	##-#######
Nominee (all notes should be registered in nominee name):	N/A
Wire Instructions: (Wires not related to P&I ONLY)	Citibank N.A ABA # ######### Account Name: Brown Brothers Harriman & Co. Account Number: ######## FFC Account Name SEI Institutional Managed Trust - Multi-Asset Income Fund FFC Account Number: #######
P&I Payment Instructions:
Citibank N.A
ABA # #########
Account Name: Brown Brothers Harriman & Co.
Account Number: ########
FFC Account Name SEI Institutional Managed Trust - Multi-Asset Income Fund
FFC Account Number: #######

Bank to Bank Information: The priority of this information should be listed as follows:
CUSIP/PPN# 292554 A#9, 5.625% SENIOR SECURED NOTE DUE 2024 ISSUED BY ENCORE CAPITAL GROUP, INC., P&I BREAKDOWN AND ACCOUNT INFORMATION

Delivery of Notes:	Brown Brothers Harriman & Co 140 Broadway New York, NY 10005 Trade Settlements NY ATTN: William Pinamonti Reference: #######
Notices:	Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

Midland National Life Insurance Company
Sub-Account: MIDLAND
Private Placement Schedule A

Allocation Amount:	$3,000,000
Signature Block:	Midland National Life Insurance Company By: Guggenheim Partners Investment Management, LLC
EIN:	##-#######
Nominee (all notes should be registered in nominee name):	HARE & CO, LLC ##-#######
Wire Instructions: (Wires not related to P&I ONLY)	The Bank of New York ABA #: ###-###-### Acct #: ########## Acct Name: Midland National Life Insurance Company
P&I Payment Instructions:
The Bank of New York
ABA #: ###-###-###
Acct #/Beneficiary: #########
FFC: ######-Midland National Life Insurance Company
Bank to Bank Information: The priority of this information should be listed as follows:
CUSIP/PPN# 292554 A#9, 5.625% SENIOR SECURED NOTE DUE 2024 ISSUED BY ENCORE CAPITAL GROUP, INC., P&I BREAKDOWN AND ACCOUNT INFORMATION

Delivery of Notes:
The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department
Please reference:
Acct #: ######
Acct Name: Midland National Life Insurance Company

Notices:	Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

Wilshire Institutional Master Fund SPC – Guggenheim Alpha Segregated Portfolio
Sub-Account: BP-ALPHA
Private Placement Schedule A

Allocation Amount:	$2,300,000
Signature Block:	Wilshire Institutional Master Fund SPC – Guggenheim Alpha Segregated Portfolio By: Guggenheim Partners Investment Management, LLC, as Sub-Advisor
EIN:
Nominee (all notes should be registered in nominee name):	HARE & CO, LLC ##-#######
Wire Instructions: (Wires not related to P&I ONLY)	The Bank of New York Mellon ABA Number ######### The Guggenheim Portable Alpha Solution SPC Custody Account Number ########## Ref:
P&I Payment Instructions:
ABA Number #########
BNF: #########
Attn: P&I Department
Ref: The Guggenheim Portable Alpha Solution SPC
Ref A/C: ##########
Ref2: CUSIP NUMBER
Bank to Bank Information: The priority of this information should be listed as follows:
CUSIP/PPN# 292554 A#9, 5.625% SENIOR SECURED NOTE DUE 2024 ISSUED BY ENCORE CAPITAL GROUP, INC., P&I BREAKDOWN AND ACCOUNT INFORMATION

Delivery of Notes:	The Depository Trust Company 570 Washington Blvd - 5th floor Jersey City, NJ 07310 Attn: BNY Mellon/Branch Deposit Department Ref : A/C # ###### The Guggenheim Portable Alpha Solution SPC
Notices:	Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

Horace Mann Life Insurance Company
Sub-Account: HM-LIC-AN
Private Placement Schedule A

Allocation Amount:	$1,800,000
Signature Block:	Horace Mann Life Insurance Company By: Guggenheim Partners Investment Management, LLC
EIN:	##-#######
Nominee (all notes should be registered in nominee name):	Ell & Co. ##-#######
Wire Instructions: (Wires not related to P&I ONLY)	NORTHERN CHGO/Trust ABA Number ######### Credit Wire Account # ########## FFC: HMLI02-Horace Mann Life Insurance Co – Annuity
P&I Payment Instructions:
NORTHERN CHGO/Trust
ABA # #########
Credit Wire Account # ##########
FFC: HMLI02-Horace Mann Life Insurance Co – Annuity
Bank to Bank Information: The priority of this information should be listed as follows:
CUSIP/PPN# 292554 A#9, 5.625% SENIOR SECURED NOTE DUE 2024 ISSUED BY ENCORE CAPITAL GROUP, INC., P&I BREAKDOWN AND ACCOUNT INFORMATION

Delivery of Notes:
PHYSICAL TRANSACTIONS
Delivery for all domestic physical securities
The Northern Trust Company
Trade Securities Processing, C-1N
801 South Canal Street
Chicago, IL 60607
Please reference:
Account Number ######
Account Name: Horace Mann Life Insurance Co – Annuity

Notices:	Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

North American Company for Life and Health Insurance
Sub-Account: NAC-IUL
Private Placement Schedule A

Allocation Amount:	$1,400,000
Signature Block:	North American Company for Life and Health Insurance By: Guggenheim Partners Investment Management, LLC
EIN:	##-#######
Nominee (all notes should be registered in nominee name):	HARE & CO, LLC ##-#######
Wire Instructions: (Wires not related to P&I ONLY)	The Bank of New York ABA #: ###-###-### Acct #: # ######### Acct Name: North American Company for Life and Health Insurance
P&I Payment Instructions:
The Bank of New York
ABA #: ###-###-###
Acct #/Beneficiary: #########
FFC: ######-North American Company for Life and Health Insurance
Bank to Bank Information: The priority of this information should be listed as follows:
CUSIP/PPN# 292554 A#9, 5.625% SENIOR SECURED NOTE DUE 2024 ISSUED BY ENCORE CAPITAL GROUP, INC., P&I BREAKDOWN AND ACCOUNT INFORMATION

Delivery of Notes:
The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department
Please reference:
Acct #: ######
Acct Name: North American Company for Life and Health Insurance

Notices:	Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

Wilton Reassurance Company
Sub-Account: WLTN-WRUS
Private Placement Schedule A

Allocation Amount:	$1,000,000
Signature Block:	Wilton Reassurance Company By: Guggenheim Partners Investment Management, LLC, as Advisor
EIN:	Tax ID: ##-#######
Nominee (all notes should be registered in nominee name):	HARE & CO, LLC| ##-#######
Wire Instructions: (Wires not related to P&I ONLY)
U.S. Bank N.A.
ABA #########
BNF: ITC South & East Depository Account
Beneficiary Account Address: 60 Livingston Avenue, St Paul, MN 55107-2292
Beneficiary Account Number: ############
OBI: Line 1############Wilton Reassurance
Line 2 Pertinent Information
Line 3 Attn: Lisa Nadel

P&I Payment Instructions:
The Bank of New York/Mellon
ABA ########
A/C #########
FFC A/C ######
Attention P&I Dept
Hare & Co.
REF: CUSIP
Bank to Bank Information: The priority of this information should be listed as follows:
CUSIP/PPN# 292554 A#9, 5.625% SENIOR SECURED NOTE DUE 2024 ISSUED BY ENCORE CAPITAL GROUP, INC., P&I BREAKDOWN AND ACCOUNT INFORMATION

Delivery of Notes:
The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department
For account: U.S. Bank N.A. # ######
----------------------------------------------------
FBO AC: ############
Account Name: Wilton Reassurance/ Conseco US Custody Account

Notices:	Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

North American Company for Life and Health Insurance
Sub-Account: NA-BOLI
Private Placement Schedule A

Allocation Amount:	$1,000,000
Signature Block:	North American Company for Life and Health Insurance By: Guggenheim Partners Investment Management, LLC
EIN:	##-#######
Nominee (all notes should be registered in nominee name):	HARE & CO, LLC ##-#######
Wire Instructions: (Wires not related to P&I ONLY)	The Bank of New York ABA #: ###-###-### Acct #: ########## Acct Name: North American Company for Life and Health Insurance
P&I Payment Instructions:
The Bank of New York
ABA #: ###-###-###
Acct #/Beneficiary:##########
FFC: ######-North American Company for Life and Health Insurance Bank to Bank Information: The priority of this information should be listed as follows:
CUSIP/PPN# 292554 A#9, 5.625% SENIOR SECURED NOTE DUE 2024 ISSUED BY ENCORE CAPITAL GROUP, INC., P&I BREAKDOWN AND ACCOUNT INFORMATION

Delivery of Notes:
The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department
Please reference:
Acct #: ######
Acct Name: North American Company for Life and Health Insurance

Notices:	Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

Guaranty Income Life Insurance Company
Sub-Account: GILI-FXD
Private Placement Schedule A

Allocation Amount:	$1,000,000
Signature Block:	Guaranty Income Life Insurance Company By: Guggenheim Partners Investment Management, LLC, as Manager
EIN:	##-#######
Nominee (all notes should be registered in nominee name):	Wellsfargo Bank, N.A. ##-#######
Wire Instructions: (Wires not related to P&I ONLY)	Wells Fargo Bank, N.A. ABA #: ######### Account #: ########## Account Name: Trust Wire Clearing FFC: #, Guaranty Income Life Insurance Company
P&I Payment Instructions:
Wells Fargo Bank, N.A.
ABA #: #
Account #: #
Account Name: Trust Wire Clearing
FFC: ########, Guaranty Income Life Insurance Company
Bank to Bank Information: The priority of this information should be listed as follows:
CUSIP/PPN# 292554 A#9, 5.625% SENIOR SECURED NOTE DUE 2024 ISSUED BY ENCORE CAPITAL GROUP, INC., P&I BREAKDOWN AND ACCOUNT INFORMATION

Delivery of Notes:	DTCC, New York Window Newport Office Center 570 Washington Blvd 5th Floor Jersey City, NJ 07310 Attn: Wells Fargo Bank, Pt # 2027 Wells Fargo Account ########, Guaranty Income Life Insurance Company
Notices:	Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

Wilton Reassurance Life Company of New York
Sub-Account: WLTN-LCNY
Private Placement Schedule A

Allocation Amount:	$1,000,000
Signature Block:	Wilton Reassurance Life Company of New York By: Guggenheim Partners Investment Management, LLC, as Advisor
EIN:	Tax ID: ##-#######
Nominee (all notes should be registered in nominee name):	HARE & CO, LLC ##-#######
Wire Instructions: (Wires not related to P&I ONLY)
U.S. Bank N.A.
ABA #########
BNF: ITC South & East Depository Account
Beneficiary Account Address: 60 Livingston Avenue, St Paul, MN 55107-2292
Beneficiary Account Number: ############
OBI: Line 1 ############ Wilton Reassurance Life Company of New York
Line 2 Pertinent Information
Line 3 Attn: Lisa Nadel

P&I Payment Instructions:
The Bank of New York/Mellon
ABA #########
A/C: ###################
Attention P&I Dept
Hare & Co.
REF: CUSIP
Bank to Bank Information: The priority of this information should be listed as follows:
CUSIP/PPN# 292554 A#9, 5.625% SENIOR SECURED NOTE DUE 2024 ISSUED BY ENCORE CAPITAL GROUP, INC., P&I BREAKDOWN AND ACCOUNT INFORMATION

Delivery of Notes:
The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department
For account: U.S. Bank N.A. # ######
----------------------------------------------------
FBO AC: ############
Account Name: Wilton Reassurance Life Company of New York

Notices:	Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

Texas Life Insurance Company
Sub-Account: WLTN-TXLF
Private Placement Schedule A

Allocation Amount:	$1,000,000
Signature Block:	Texas Life Insurance Company By: Guggenheim Partners Investment Management, LLC, as Advisor
EIN:	Tax ID: ##-#######
Nominee (all notes should be registered in nominee name):	HARE & CO, LLC ##-#######
Wire Instructions: (Wires not related to P&I ONLY)
U.S. Bank N.A.
ABA #########
BNF: ITC South & East Depository Account
Beneficiary Account Address: 60 Livingston Avenue, St Paul, MN 55107-2292
Beneficiary Account Number: ############
OBI: Line 1 ############ Texas Life Insurance Company
Line 2 Pertinent Information
Line 3 Attn: Lisa Nadel

P&I Payment Instructions:
The Bank of New York/Mellon
ABA #########
A/C: #########
FFC A/C ######
Attention P&I Dept
Hare & Co.
REF: CUSIP
Bank to Bank Information: The priority of this information should be listed as follows:
CUSIP/PPN# 292554 A#9, 5.625% SENIOR SECURED NOTE DUE 2024 ISSUED BY ENCORE CAPITAL GROUP, INC., P&I BREAKDOWN AND ACCOUNT INFORMATION

Delivery of Notes:
The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department
For account: U.S. Bank N.A. # ######
----------------------------------------------------
Account Number: #########
FBO AC: ############
Account Name: Texas Life Insurance Company

Notices:	Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

Intel Corporation Retirement Plans Master Trust
Sub-Account: INTEL
Private Placement Schedule A

Allocation Amount:	$2,300,000
Signature Block:	Intel Corporation Retirement Plans Master Trust By: Guggenheim Partners Investment Management, LLC, as Advisor
EIN:	##-#######
Nominee (all notes should be registered in nominee name):	Lochmate & Co ##-#######
Wire Instructions: (Wires not related to P&I ONLY)	State Street Bank & Trust Co. ABA # ######### DDA # A/C - ######## Fund Number/Name: #### Intel Corporation Retirement Plans Master Trust
P&I Payment Instructions:
State Street Bank & Trust Co.
ABA # #########
DDA # A/C - ########
Fund Number/Name: #### Intel Corporation Retirement Plans Master Trust

Bank to Bank Information: The priority of this information should be listed as follows:
CUSIP/PPN# 292554 A#9, 5.625% SENIOR SECURED NOTE DUE 2024 ISSUED BY ENCORE CAPITAL GROUP, INC., P&I BREAKDOWN AND ACCOUNT INFORMATION

Delivery of Notes:
DTCC
Newport Office Center
570 Washington Blvd
Jersey City, NJ 07310
5th floor / NY Window / Robert Mendez
Please reference:
Account Number ####
Account Name: Intel Corporation Retirement Plans Master Trust

Notices:	Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

21st Century Fox America, Inc. Master Trust
Sub-Account: NEWS
Private Placement Schedule A

Allocation Amount:	$1,000,000
Signature Block:	21st Century Fox America, Inc. Master Trust By: Guggenheim Partners Investment Management, LLC, as Advisor
EIN:	##-#######
Nominee (all notes should be registered in nominee name):	KANE & CO. ##-#######
Wire Instructions: (Wires not related to P&I ONLY)	JP Morgan Chase Bank, N.A. ABA # ######### Acct # ########## FFC: ###### -21st Century Fox America, Inc. Master Trust
P&I Payment Instructions:
JP Morgan Chase Bank, N.A.
ABA # #########
Acct # ##########
FFC: ###### -21st Century Fox America, Inc. Master Trust
Bank to Bank Information: The priority of this information should be listed as follows:
CUSIP/PPN# 292554 A#9, 5.625% SENIOR SECURED NOTE DUE 2024 ISSUED BY ENCORE CAPITAL GROUP, INC., P&I BREAKDOWN AND ACCOUNT INFORMATION

Delivery of Notes:
Mailing Address (overnight and regular mail:
JP Morgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, New York 11245-0001
Attention: Physical Receive Department
Reference: NEWS; #####
Street Deliveries (via messenger or walk up):
JP Morgan Chase Bank, N.A.
4 Chase Metrotech Center, 1st Floor
Window #5
Brooklyn, New York 11245-0001
(Use Willoughby Street Entrance)
Attention: Physical Receive Department
Reference: NEWS; #####

Notices:	Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

Verger Capital Fund LLC
Sub-Account: VERGER
Private Placement Schedule A

Allocation Amount:	$1,000,000
Signature Block:	Verger Capital Fund LLC By: Guggenheim Partners Investment Management, LLC, as Sub-Advisor
EIN:	##-#######
Nominee (all notes should be registered in nominee name):	Ell & Co. ##-#######
Wire Instructions: (Wires not related to P&I ONLY)	NORTHERN CHGO/Trust ABA Number ######### Credit Wire Account # ########## FFC: #-Verger Capital Fund LLC
P&I Payment Instructions:
NORTHERN CHGO/Trust
ABA # #########
Credit Wire Account # ##########
FFC: #####-Verger Capital Fund LLC
Bank to Bank Information: The priority of this information should be listed as follows:
CUSIP/PPN# 292554 A#9, 5.625% SENIOR SECURED NOTE DUE 2024 ISSUED BY ENCORE CAPITAL GROUP, INC., P&I BREAKDOWN AND ACCOUNT INFORMATION

Delivery of Notes:
PHYSICAL TRANSACTIONS
Delivery for all domestic physical securities
The Northern Trust Company
Trade Securities Processing, C-1N
801 South Canal Street
Chicago, IL 60607
Please reference:
Account Number ######
Account Name: Verger Capital Fund LLC

Notices:	Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

Encore Capital Group
Allstate Life Insurance Company
Notes to be registered in the name of: Allstate Life Insurance Company.
Aggregate Principal Amount    $15,000,000
Note Denominations    $5,000,000
$5,000,000
$5,000,000

(1)
All payments by Fedwire transfer of immediately available funds or ACH Payment, identifying the name of the Issuer, the Private Placement Number and the payment as principal, interest or premium, in the format as follows:

Bank:        Citibank
ABA #:         #########
Account Name:    Allstate Life Insurance Company Collection Account - PP
Account #:    ########
Reference:     OBI PPN# 292554 A#9,Encore Capital Group, Inc. 5.625% Notes due 2024,
Payment Due Date (MM/DD/YY) and the type and amount of payment being made.
For example:
P (Enter "P" and amount of principal being remitted, for example, P5000000.00) –
I (Enter "I" and amount of interest being remitted, for example, I225000.00)
For Overseas Wires in U.S. Dollars: SWIFT Code: CITIUS33, SWIFT Line 71A: OUR
For Overseas Wires in Euros:     1. London

2.	CITIGB2L – SWIFT

3.	Citibank, N.A. London

4.	########

5.	Allstate Life Insurance Company

6.	IBAN: ######################

7.	SWIFT Code: CITIUS33, SWIFT Line 71A: OUR
(2)    All notices of scheduled payments and written confirmations of such wire transfer to be sent to:
Allstate Investments LLC
Investment Operations - Private Placements
3075 Sanders Road, STE G4
Northbrook, IL 60062-7127
Telephone: (847) 402-6672 Private Placements
E-Mail: InvOpsCollections@allstate.com

(3)	Securities to be delivered to:
Citibank N.A.
399 Park Avenue

Level B Vault
New York, NY 10022
Attn: Danny Reyes
For Allstate Life Insurance Company/Safekeeping Account No. ######

(4)	All financial reports, compliance certificates and all other written communications, including notice of prepayments, to be sent by email (PrivateCompliance@allstate.com) or hard copy to:
Allstate Investments LLC
Private Placements Department
3075 Sanders Road, STE G5
Northbrook, Illinois 60062-7127
Telephone: (847) 402-9319

(5)	The signature block in the Purchase Agreement should read:
Allstate Life Insurance Company
By:________________________
Name:
By:________________________
Name:
Authorized Signatories
The tax identification number for Allstate Life Insurance Company is Tax Id. No: ##-#######.

Encore Capital Group
Allstate Insurance Company
Notes to be registered in the name of: Allstate Insurance Company
Aggregate Principal Amount                $15,000,000
Note Denominations                     $5,000,000
$5,000,000
$5,000,000
(1)    All payments by Fedwire transfer of immediately available funds or ACH payments, identifying the name of the Issuer, the Private Placement Number and the payment as principal, interest or premium, in the format as follows:
Bank:    Citibank
ABA #:     ##########
Account Name:     Allstate Insurance Company Bond Collection Account
Account #: ########
Reference: OBI PPN# 292554 A#9, Encore Capital Group, Inc. 5.625% Notes due 2024,
Payment Due Date (MM/DD/YY) and the type and amount of payment being made.
For example:
P (Enter "P" and amount of principal being remitted,
for example, P5000000.00) -
I (Enter "I" and amount of interest being remitted,
for example, I225000.00)
For Overseas Wires: SWIFT Code: CITIUS33, SWIFT Line 71A: OUR

(2)	All notices of scheduled payments and written confirmations of such wire transfer to be sent to:
Allstate Investments LLC
Investment Operations - Private Placements
3075 Sanders Road, STE G4
Northbrook, IL 60062-7127
Telephone: (847) 402-6672 Private Placements
E-Mail: InvOpsCollections@allstate.com

(3)	Securities to be delivered to:
The Depository Trust Company
570 Washington Blvd – 5th floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department
For Allstate Insurance Company/Safekeeping Account No. ######

(4)	All financial reports, compliance certificates and all other written communications, including notice of prepayments, to be sent by email (PrivateCompliance@allstate.com) or hard copy to:

Allstate Investments LLC
Private Placements Department
3075 Sanders Road, STE G5
Northbrook, Illinois 60062-7127
Telephone: (847) 402-9319

(5)	The signature block in the Purchase Agreement should read:
Allstate Insurance Company
By:________________________
Name:
By:________________________
Name:
Authorized Signatories
The tax identification number for Allstate Insurance Company is Tax Id. No: ##-#######.

Purchaser Information

Purchaser Name	ATHENE ANNUITY & LIFE ASSURANCE COMPANY
Name in which to register Note(s)	GERLACH & CO F/B/O ATHENE ANNUITY & LIFE ASSURANCE COMPANY
Payment on Account of Note Method Wiring Instructions

Federal Funds Wire Transfer

Citibank NA
ABA number: #########
Concentration A/C#: ########
FFC Account #: ######
Account Name: Liberty Life Insurance Corp – Modco
Citi’s SWIFT address: CITIUS33

Reference: Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests	PREFERRED REMITTANCE: privateplacements@athenelp.com Athene Annuity & Life Assurance Company c/o Athene Asset Management L.P. Attn: Private Fixed Income 7700 Mills Civic Parkway West Des Moines, IA 50266
Instructions for Delivery of Notes	Citibank NA Attn: Keith Whyte 399 Park Ave Level B Vault New York, NY 10022 A/C Number: ######
Tax Identification Number	##-####### (Athene Annuity & Life Assurance Company) ##-####### (Gerlach & Co.)

Purchaser Information

Purchaser Name	ATHENE ANNUITY AND LIFE COMPANY
Name in which to register Note(s)	GERLACH & CO F/B/O ATHENE ANNUITY AND LIFE COMPANY
Payment on Account of Note Method Wiring Instructions

Federal Funds Wire Transfer

Citibank NA
ABA number: #########
Concentration A/C#: ########
FFC Account #: ######
Account Name: Athene Annuity and Life Co PPS
Citi’s SWIFT address: CITIUS33

Reference: Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests	PREFERRED REMITTANCE: privateplacements@atheneLP.com Athene Annuity and Life Company c/o Athene Asset Management L.P. Attn: Private Fixed Income 7700 Mills Civic Parkway West Des Moines, IA 50266
Instructions for Delivery of Notes	Citibank NA Attn: Keith Whyte 399 Park Ave Level B Vault New York, NY 10022 A/C Number: ######
Tax Identification Number	##-####### (Athene Annuity and Life Company) ##-####### (Gerlach & Co.)

MINNESOTA LIFE INSURANCE COMPANY
(Internal Portfolio 0106)
$10,000,000 (5.625% due 2024)
The Notes being purchased on behalf of Minnesota Life Insurance Company should be registered in the nominee name of “Hare & Co., LLC”. The Notes should be delivered in accordance with instructions furnished to lender counsel, Vedder Price.
Closing documents (prefer hard-copy closing binder, if available) should be sent to the following address:
Minnesota Life Insurance Company
Attn: Kathleen Posus
400 Robert Street North
St. Paul, MN 55101
All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:
Minnesota Life Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.
The documents on behalf of “Minnesota Life Insurance Company” should be executed as follows:
        Minnesota Life Insurance Company
        By: Advantus Capital Management, Inc.
        By: ______________________________
Tax ID # ##-#######

SECURIAN LIFE INSURANCE COMPANY
$1,000,000 (5.625% due 2024)
The Notes being purchased on behalf of Securian Life Insurance Company should be registered in the nominee name of “Hare & Co., LLC”. The Notes should be delivered in accordance with instructions furnished to lender counsel, Vedder Price.
Closing documents (prefer CD-ROM, if available) should be sent to the following address:
Securian Life Insurance Company
c/o Advantus Capital Management, Inc.
Attn: Kathleen Posus
400 Robert Street North
St. Paul, MN 55101
All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:
Securian Life Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact AdvantusPrivates@advantuscapital.com.
The documents on behalf of “Securian Life Insurance Company” should be executed as follows:
Securian Life Insurance Company
By: Advantus Capital Management, Inc.
By: ______________________________
Tax ID # ##-#######

AMERICAN REPUBLIC INSURANCE COMPANY
$2,000,000 (5.625% due 2024)
The Notes being purchased for American Republic Insurance Company should be registered in the nominee name of “Wells Fargo Bank N.A. FBO American Republic Insurance Company”. The Notes should be delivered in accordance with instructions furnished to lender counsel, Vedder Price.
Closing documents (prefer CD-ROM, if available) should be sent to the following address:
American Republic Insurance Company
Attn: Adam Schwab
601 6th Avenue
Des Moines, IA 50334
All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:
American Republic Insurance Company
c/o Advantus Capital Management Inc.
400 Robert Street North
St. Paul, MN 55101
Attn: Client Administrator
All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact AdvantusPrivates@advantuscapital.com.
The documents on behalf of “American Republic Insurance Company” should be executed as follows:
American Republic Insurance Company
By: Advantus Capital Management Inc.
By: _______________________________
Tax ID# ##-#######

MINNESOTA LIFE INSURANCE COMPANY
(Internal Portfolio 1208)
$7,000,000 (5.625% due 2024)
The Notes being purchased on behalf of Minnesota Life Insurance Company should be registered in the nominee name of “Hare & Co., LLC”. The Notes should be delivered in accordance with instructions furnished to lender counsel, Vedder Price.
Closing documents (prefer hard copy closing binder, if available) should be sent to the following address:
Minnesota Life Insurance Company
Attn: Kathleen Posus
400 Robert Street North
St. Paul, MN 55101
All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:
Minnesota Life Insurance Company
c/o Advantus Capital Management, Inc.
    400 Robert Street North
St. Paul, Minnesota 55101
All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.
The documents on behalf of “Minnesota Life Insurance Company” should be executed as follows:
Minnesota Life Insurance Company
By: Advantus Capital Management, Inc.
By: ______________________________
Tax ID # ##-#######

SCHEDULE B
DEFINED TERMS
As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:
“Accounts” means and includes all of the Company’s and each Restricted Subsidiary’s presently existing and hereafter arising or acquired accounts, accounts receivable, and all present and future rights of the Company or such Restricted Subsidiary to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether or not they have been earned by performance, and all rights in any merchandise or goods which any of the same may represent, and all rights, title, security and guarantees with respect to each of the foregoing, including any right of stoppage in transit.
“Acquisition” means any transaction or any series of related transactions, other than a Permitted Restructuring or purchases or acquisitions of Receivables Portfolios in the ordinary course of business, consummated on or after the Closing Date, by which the Company or any of its Restricted Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise, or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage of voting power) of the outstanding ownership interests of a partnership or limited liability company of any Person; provided, however, that the following shall not be considered an “Acquisition”: (a) any asset purchase consisting solely of Receivables Portfolios; and (b) the purchase of equity interests of an entity (1) the assets of which consist solely of Receivables and other Immaterial Assets which are used by such entity in connection with managing such Receivables, (2) which conducts no business other than managing the Receivables held by such entity, and (3) which has no Indebtedness.
“Acquisition Pro Forma” is defined in Section 10.4.4(vii).
“Advance Rate” means, as of any date of determination, 35%, provided that the Advance Rate to be applied with respect to the Estimated Remaining Collections from Debtor Receivables shall in all events be 55%.
“Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person is the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of voting securities, by contract or otherwise.

“Aggregate Revolving Commitment” means the aggregate revolving commitment under the Credit Agreement.
“Aggregate Revolving Credit Exposure” has the meaning specified in the Credit Agreement as of the Closing Date.
“Agreement” means this Third Amended and Restated Senior Secured Note Purchase Agreement, dated as of August 11, 2017, between the Company, on the one hand, and the Purchasers, on the other hand, as it may from time to time be amended, supplemented or otherwise modified.
“Agreement Accounting Principles” means generally accepted accounting principles as in effect in the United States from time to time, applied in a manner consistent with that used in preparing the financial statements of the Company referred to in Section 5.4; provided, that “Agreement Accounting Principles” shall exclude the effects of Accounting Standards Codification 825-10-25 (previously referred to as SFAS 159) or any successor or similar provision to the extent it relates to “fair value” accounting for liabilities.
“Amortized Collections” means, for any period, the aggregate amount of collections from receivable portfolios (including that portion attributable to sales of receivables) of the Company and its Restricted Subsidiaries calculated on a consolidated basis for such period, in accordance with Agreement Accounting Principles, that are not included in consolidated revenues by reason of the application of such collections to principal of such receivable portfolios (for purposes of illustration only, the Amortized Collections have been most recently identified in the amount of $452,226,000 as “Amortized Collections” in the Company’s Compliance Certificate delivered pursuant to Section 7.1.4 for the twelve-month period ended September 30, 2016).
“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.
“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.
“Applicable Pledge Percentage” means 100%, but 65% in the case of a pledge of capital stock of a Foreign Subsidiary to the extent a 100% pledge would cause a Deemed Dividend Problem or a Financial Assistance Problem.
“Asset Sale” means, with respect to the Company or any Restricted Subsidiary, the sale, lease, conveyance, disposition or other transfer by such Person of any of its assets (including by way of a Sale and Leaseback Transaction, and including the sale or other transfer of any of the capital stock or other equity interests of such Person or any Restricted Subsidiary of such Person) to any Person other than the Company or any of its Wholly-Owned Subsidiaries other than (i) the sale of Receivables in the ordinary course of business, (ii) the sale or other disposition of any obsolete, excess, damaged or worn-out Equipment disposed of in the ordinary course of business,

(iii) leases of assets in the ordinary course of business consistent with past practice, and (iv) from and after December 20, 2016, sales or dispositions of assets outside the ordinary course of business with an aggregate fair market value not to exceed $20,000,000.
“Authorized Officer” means any of the President and Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Treasurer, Assistant Treasurer, Controller or Secretary of the Company, or such other officer of the Company as may be designated by the Company in writing to the holders of Notes from time to time, acting singly.
“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).
“Borrowing Base” means, as of any date of calculation, an amount, as set forth on the most current Borrowing Base Certificate delivered to the holders of Notes on or prior to such date, equal to (i) the lesser of: (1) the Advance Rate of Estimated Remaining Collections (exclusive of any Receivables in any Receivables Portfolio that are not Eligible Receivables) as of the last day of the month for which such Borrowing Base Certificate was provided; and (2) the product of the net book value of all Receivables Portfolios acquired by any Credit Party on or after January 1, 2005 multiplied by 95%, minus (ii) the sum of (x) the aggregate principal amount outstanding in respect of the Notes plus (y) the aggregate principal amount outstanding in respect of the Term Loans (as defined in the Credit Agreement); provided, however, that, for purposes of calculating the amount specified in clause (1) above (the “Total ERC Amount”), the Advance Rate of Estimated Remaining Collections attributable to Debtor Receivables shall not at any time exceed an amount equal to 35% of the Total ERC Amount (without regard to this proviso).
“Borrowing Base Certificate” means a certificate, in substantially the form of Exhibit E hereto, setting forth the Borrowing Base and the component calculations thereof.
“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City or Toronto, Ontario are required or authorized to be closed.
“Capitalized Lease” of a Person means, subject to Section 21.2, any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.
“Capitalized Lease Obligations” of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.
“Cash Equivalent Investments” means (i) short-term obligations of, or fully guaranteed by, the United States of America, (ii) commercial paper rated A-1 or better by S&P or P-1 or better by Moody’s, (iii) demand deposit accounts maintained in the ordinary course of business, and

(iv) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000; provided in each case that the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest.
“Cash Flow First Lien Leverage Ratio” is defined in Section 10.12.2.
“Cash Flow Leverage Ratio” has the meaning specified in Section 10.12.1.
“Change of Control” means: (i) the acquisition by any Person, or two or more Persons acting in concert (other than Red Mountain Capital Partners LLC, JCF FPK I LP or any affiliate thereof), of beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of voting stock of the Company; (ii) other than pursuant to a transaction permitted hereunder, the Company shall cease to own, directly or indirectly and free and clear of all Liens or other encumbrances, all of the outstanding shares of voting stock of the Guarantors on a fully diluted basis; (iii) the majority of the Board of Directors of the Company fails to consist of Continuing Directors; or (iv) the acquisition by Red Mountain Capital Partners LLC, JCF FPK I LP and/or any affiliate of either of them and/or any other Persons acting in concert with any of the foregoing Persons described in this clause (iv) of beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Exchange Act) of greater than 50% of the outstanding shares of voting stock of the Company. No Permitted Restructuring shall constitute a Change of Control.
“Closing” is defined in Section 3.
“Closing Date” means the date on which the Closing occurs.
“Code” means the Internal Revenue Code of 1986, and the rules and regulations promulgated thereunder from time to time.
“Collateral” means all Property and interests in Property now owned or hereafter acquired by the Company or any of its Restricted Subsidiaries in or upon which a security interest, lien or mortgage is granted (or is required to be granted pursuant to the terms hereof) in favor of the Collateral Agent pursuant to the Collateral Documents, on behalf of itself and the Secured Parties, to secure the Secured Obligations.
“Collateral Agent” means SunTrust Bank in its capacity as collateral agent for the Secured Parties and any successor collateral agent appointed pursuant to the terms of the Intercreditor Agreement.
“Collateral Documents” means all agreements, instruments and documents executed in connection with this Agreement that are intended to create or evidence Liens to secure the Secured Obligations, including the Pledge and Security Agreement, the Intellectual Property Security Agreements, the Mortgages and all other security agreements, mortgages, deeds of trust, loan agreements, notes, guarantees, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, fee letters, notices, leases, financing statements and all other written matter whether heretofore, now, or hereafter executed by the Company or any of its Restricted Subsidiaries and delivered to the Collateral Agent, on behalf of itself and the Secured Parties to secure the Secured Obligations.
“Company” is defined in the introductory paragraph.
“Compliance Certificate” shall mean a certificate from the chief financial officer, treasurer or assistant treasurer of the Borrower and containing the certifications set forth in Section 7.1.4.
“Confidential Information” is defined in Section 20.
“Consolidated EBIT” means Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense (whether actual or contingent), (ii) expense for taxes paid or accrued, (iii) any extraordinary losses, (iv) integration and restructuring related expenses (specifically excluding any such expenses related to acquisitions of Receivables Portfolios in the ordinary course of business) and expenses related to Permitted Acquisitions, and (v) settlement fees and related administrative expenses; provided that any such amounts described in the foregoing clauses (iv) and (v), individually or collectively, shall not exceed twenty percent (20%) of the amount of Consolidated EBIT for the relevant period (determined prior to giving effect to any such amounts that are added back); minus, to the extent included in Consolidated Net Income, (a) interest income, (b) any extraordinary gains, (c) the income of any Person (1) in which any Person other than the Company or any of its Restricted Subsidiaries has a joint interest or a partnership interest or other ownership interest, and (2) to the extent the Company or any of its Restricted Subsidiaries does not control the board of directors or other governing body of such Person or otherwise does not control the declaration of a dividend or other distribution by such Person, except in each case to the extent of the amount of dividends or other distributions actually paid to the Company or any of its Restricted Subsidiaries by such Person during the relevant period, and (d) the income of any Restricted Subsidiary of the Company to the extent that the declaration or payment of dividends or distributions (including via intercompany advances or other intercompany transactions but in each case up to and not exceeding the amount of such income) by that Restricted Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary, all calculated for the Company and its Restricted Subsidiaries on a consolidated basis.
“Consolidated EBITDA” means Consolidated Net Income plus, (1) to the extent not included in such revenue, Amortized Collections, and (2) to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense (whether actual or contingent), (ii) expense for taxes paid or accrued, (iii) depreciation expense, (iv) amortization expense, (v) any extraordinary losses, (vi) non-cash charges arising from compensation expense as a result of the adoption of amendments to Agreement Accounting Principles requiring certain stock based compensation to be recorded as an expense within the Company’s consolidated statement of operations, (vii) integration and restructuring related expenses (specifically excluding any such expenses related to acquisitions of Receivables Portfolios in the ordinary course of business) and expenses related to Permitted Acquisitions, and (viii) settlement fees and related administrative expenses; provided that any such amounts described in the foregoing clauses (vii) and (viii), individually or collectively, shall not exceed twenty percent (20%) of the amount of Consolidated EBITDA for the relevant period (determined prior to giving effect to any such amounts that are added back) minus, to the extent included in Consolidated Net Income, (a) interest income, (b) any extraordinary gains, (c) the income of any Person (1) in which any Person other than the Company or any of its Restricted Subsidiaries has a joint interest or a partnership interest or other ownership interest, and (2) to the extent the Company or any of its Restricted Subsidiaries does not control the board of directors or other governing body of such Person or otherwise does not control the declaration of a dividend or other distribution by such Person, except in each case to the extent of the amount of dividends or other distributions actually paid to the Company or any of its Restricted Subsidiaries by such Person during the relevant period, and (d) the income of any Restricted Subsidiary of the Company to the extent that the declaration or payment of dividends or distributions (including via intercompany advances or other intercompany transactions but in each case up to and not exceeding the amount of such income) by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, all calculated for the Company and its Restricted Subsidiaries on a consolidated basis.
“Consolidated First Lien Indebtedness” means, at any time of determination, the amount of Consolidated Funded Indebtedness outstanding at such time that is secured by a first priority Lien on any Property of the Company or its Restricted Subsidiaries.
“Consolidated Funded Indebtedness” means at any time the aggregate dollar amount of Consolidated Indebtedness which has actually been funded and is outstanding at such time, whether or not such amount is due or payable at such time.
“Consolidated Indebtedness” means, at any time, the Indebtedness of the Company and its Restricted Subsidiaries that would be reflected on a consolidated balance sheet of the Company prepared in accordance with Agreement Accounting Principles as of such time.
“Consolidated Interest Expense” means, with reference to any period, the interest expense and contingent interest expense of the Company and its Restricted Subsidiaries (including that portion attributable to Capital Leases) calculated on a consolidated basis for such period, in accordance with Agreement Accounting Principles.
“Consolidated Net Income” means, with reference to any period, the net income (or loss) of the Company and its Restricted Subsidiaries calculated on a consolidated basis for such period in accordance with Agreement Accounting Principles. For the avoidance of doubt, Consolidated Net Income shall exclude any and all income and other amounts attributable to any Unrestricted Subsidiary (other than the amount of any cash dividends or other cash distributions actually paid during the reference period to the Company or any of its Restricted Subsidiaries by an Unrestricted Subsidiary).
“Consolidated Net Worth” means at any time, with respect to any Person, the consolidated stockholders’ equity of such Person and its Restricted Subsidiaries calculated on a consolidated basis in accordance with Agreement Accounting Principles.

“Consolidated Tangible Assets” means Consolidated Total Assets minus any Intangible Assets.
“Consolidated Total Assets” means the total assets of the Company and its Restricted Subsidiaries calculated on a consolidated basis in accordance with Agreement Accounting Principles.
“Contingent Obligation” of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including any comfort letter, operating agreement, take-or-pay contract or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership.
“Continuing Director” means, with respect to any Person as of any date of determination, any member of the board of directors of such Person who (i) was a member of such board of directors on the Closing Date, or (ii) was nominated for election or elected to such board of directors with the approval of the required majority of the Continuing Directors who were members of such board at the time of such nomination or election.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlling” and “Controlled” have meanings correlative thereto.
“Controlled Entity” means (a) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (b) if the Company has a parent company, such parent company and its Controlled Affiliates.
“Credit Agreement” means that certain Third Amended and Restated Credit Agreement, dated as of December 20, 2016, by and among the Company, the Lenders and the other Persons party thereto and SunTrust Bank, as administrative agent thereunder, as amended, amended and restated, supplemented, refinanced, replaced or otherwise modified from time to time.
“Credit Party” means, at any time, any of the Company and any Person which is a Guarantor at such time.
“Credit Rating” means the private credit rating of the 2017 Notes issued by a Rating Agency, which credit rating identifies the 2017 Notes by their applicable Private Placement Number issued by Standard & Poor’s CUSIP Bureau.
“Debtor Receivables” means a Receivable the obligor on which is subject to bankruptcy or similar proceedings.

“Deemed Dividend Problem” means, with respect to any Foreign Subsidiary, such Foreign Subsidiary’s accumulated and undistributed earnings and profits being deemed to be repatriated to the Company or the applicable parent Domestic Subsidiary for U.S. federal income tax purposes and the effect of such repatriation causing adverse tax consequences to the Company or such parent Domestic Subsidiary, in each case as determined by the Company in its commercially reasonable judgment acting in good faith and in consultation with its legal and tax advisors.
“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.
“Default Rate” means: (i) as to any 2010 Note, that rate of interest that is the greater of (a) 9.75% per annum and (b) 2% over the rate of interest publicly announced by JPMorgan Chase Bank in New York, New York as its “base” or “prime” rate; (ii) as to any 2011 Note, that rate of interest that is the greater of (a) 9.375% per annum and (b) 2% over the rate of interest publicly announced by JPMorgan Chase Bank in New York, New York as its “base” or “prime” rate; and (iii) as to any 2017 Note, that rate of interest that is the greater of (a) 7.625% per annum and (b) 2% over the rate of interest publicly announced by JPMorgan Chase Bank in New York, New York as its “base” or “prime” rate.
“Disqualified Stock” means any capital stock or other equity interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the final maturity of the Notes.
“Dollars” and “$” means lawful currency of the United States of America.
“Domestic Subsidiary” means any Restricted Subsidiary of any Person organized under the laws of a jurisdiction located in the United States of America.
“Eligible Receivables” of any Credit Party shall mean, as of any date of determination, (i) Receivables owned by a Credit Party as of the Closing Date, which Receivables were included in the Borrowing Base under the Credit Agreement as of the Closing Date, and (ii) Receivables purchased by a Credit Party on or after the Closing Date to the extent such Receivable is owned, or to be purchased by such Credit Party by applying the proceeds of an existing Credit Extension (as defined in the Credit Agreement as of the Closing Date) within five (5) Business Days of the making of such Credit Extension, and in the case of both (i) and (ii) that is payable in Dollars and in which the Collateral Agent has, or upon purchase by such Credit Party, will have, for the benefit of the Secured Parties, a first-priority perfected security interest pursuant to the Collateral Documents, other than any such Receivable:
(a)    that is not an existing obligation for which sufficient consideration has been given;
(b)    with respect to which such Credit Party does not (or will not, upon the closing of the relevant purchase thereof) have good and marketable title pursuant to a legal, valid and binding bill of sale or purchase agreement entered into by such Credit Party or assignment to such Credit Party;
(c)    that has been repurchased by, or returned or put back to, the Person from whom such Credit Party acquired such Receivable and such Receivable has not subsequently been replaced with a new Receivable of at least comparable value acquired from such Person;
(d)    all or any portion of which is subject to any Lien (except the Lien in favor of the Collateral Agent under the Collateral Documents);
(e)    that is due from or has been originated by any Restricted Subsidiary or Encore Affiliate;
(f)    that is not a type of collateral for which a security interest can be perfected by filing pursuant to Article 9 of the Uniform Commercial Code as then in effect in the State of New York; and
(g)    that is owed by (i) the government (or any department, agency, public corporation, or instrumentality thereof) of any country other than the United States of America unless such Receivable is backed by a letter of credit acceptable to the Required Holders which is in the possession of the Collateral Agent, or (ii) the government of the United States of America, or any department, agency, public corporation, or any agency or instrumentality thereof, including any agency or instrumentality which is obligated to make payment with respect to Medicare, Medicaid or other Receivables representing amounts owing under any other program established by federal, state, county, municipal or other local law which requires that payments for healthcare services be made to the provider of such services in order to comply with any applicable “anti-assignment” provisions, provider agreement or federal, state, county, municipal or other local law, rule or regulation.
“Encore Affiliate” means any Person directly or indirectly controlling, controlled by or under common control with the Company. A Person shall be deemed to control another Person if the controlling Person is the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of 10% or more of any class of voting securities (or other ownership interests) of the controlled Person and possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of voting securities, by contract or otherwise.
“Environmental Laws” means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

“Equipment” means all of the Company’s and each Restricted Subsidiary’s present and future (i) equipment, including machinery, manufacturing, distribution, data processing and office equipment, assembly systems, tools, molds, dies, fixtures, appliances, furniture, furnishings, vehicles, vessels, aircraft, aircraft engines, and trade fixtures, (ii) other tangible personal property (other than inventory), and (iii) any and all accessions, parts and appurtenances attached to any of the foregoing or used in connection therewith, and any substitutions therefor and replacements, products and proceeds thereof.
“Equipment Financing Transactions” means the secured equipment financing arrangements entered into by any Credit Party in the ordinary course of business from time to time.
“ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations promulgated thereunder from time to time in effect.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company or a Subsidiary under section 414 of the Code.
“Estimated Remaining Collections” means, as of any date, the aggregate amount of gross remaining cash collections which any Credit Party anticipates to receive from a Receivables Portfolio or as otherwise referred to by the Company as the total amount of “Estimated Remaining Gross Collections”, determined and reported by the Company pursuant to its financial statements and other reporting to the holders of Notes as described in Section 7.1 (it being understood and agreed that (i) such amount shall be calculated by the Company in accordance with Agreement Accounting Principles and in a manner consistent with the Company’s past practice and with the methodology used in the reporting of Estimated Remaining Collections in the Company’s public filings with the SEC, (ii) the manner and method of computing Estimated Remaining Collections and all assumptions made in connection therewith shall be explained to each holder of Notes in reasonably full detail upon such holder’s request, and (iii) any deviation from the current method and assumptions used in computing Estimated Remaining Collections is subject to approval by the Required Holders in their discretion).
“Event of Default” is defined in Section 11.
“Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder from time to time in effect.
“Fair Market Value” means, with respect to any asset or group of assets on any date of determination, the price in cash obtainable in a sale of such asset at such date of determination assuming a sale by a willing seller to a willing purchaser dealing at arm’s length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, as reasonably determined in good faith by the Company.
“FATCA” means (a) sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together with any current or future regulations or official interpretations thereof, (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the United States of America and any other jurisdiction, which (in either case) facilitates the implementation of the foregoing clause (a), and (c) any agreements entered into pursuant to section 1471(b)(1) of the Code.
“Financial Assistance Problem” means, with respect to any Foreign Subsidiary, the inability of such Foreign Subsidiary to become a Guarantor or to permit its capital stock from being pledged pursuant to a pledge agreement on account of legal or financial limitations imposed by the jurisdiction of organization of such Foreign Subsidiary or other relevant jurisdictions having authority over such Foreign Subsidiary, in each case as determined by the Company in its commercially reasonable judgment acting in good faith and in consultation with its legal and tax advisors.
“Financial Contract” of a Person means (i) any exchange-traded or over-the-counter futures, forward, swap or option contract or other financial instrument with similar characteristics, or (ii) any Rate Management Transaction; provided that any Permitted Indebtedness Hedge shall not be a Financial Contract so long as such Permitted Indebtedness Hedge relates to capital stock of the Company.
“First Tier Foreign Subsidiary” means each Foreign Subsidiary with respect to which any one or more of the Company and its Domestic Subsidiaries directly owns or controls more than 50% of such Foreign Subsidiary’s issued and outstanding equity interests.
“Flood Hazard Area” means an area identified by the Federal Emergency Management Agency as an area having special flood hazards.
“Foreign Subsidiary” means any Restricted Subsidiary of any Person which is not a Domestic Subsidiary of such Person.
“Governmental Authority” means
(a)    the government of
(i)    the United States of America or any state or other political subdivision thereof, or
(ii)    any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or
(b)    any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.
“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Guarantor” means each Restricted Subsidiary of the Company which is a party to the Multiparty Guaranty, including each Restricted Subsidiary of the Company which becomes a party to the Multiparty Guaranty pursuant to a joinder or other supplement thereto including in connection with a requirement to become a Guarantor pursuant to the terms hereof.
“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule B, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.
“Immaterial Assets” means (a) any tangible assets acquired in a Permitted Acquisition so long as such tangible assets do not constitute more than 5.0% of the Purchase Price for such Permitted Acquisition, and (b) Intangible Assets acquired in such Permitted Acquisition.
“Immaterial Subsidiary” means, as of any date of determination, any Restricted Subsidiary of the Company (x) whose consolidated tangible assets (as set forth in the most recent consolidated balance sheet of the Company and its Restricted Subsidiaries delivered to the holders of the Notes pursuant to this Agreement and computed in accordance with Agreement Accounting Principles), when added to the consolidated tangible assets of all other Immaterial Subsidiaries (as set forth in the most recent consolidated balance sheet of the Company and its Restricted Subsidiaries delivered to the holders of the Notes pursuant to this Agreement and computed in accordance with Agreement Accounting Principles), do not constitute more than 5.0% of the Consolidated Tangible Assets and (y) whose consolidated net revenue, when added to the consolidated net revenue attributable to all other Immaterial Subsidiaries, does not constitute more than 5.0% of consolidated net revenue of the Company and its Restricted Subsidiaries (in each case, as determined for the four fiscal quarter period most recently ended for which financial statements have been delivered to the holders of the Notes pursuant to this Agreement).
“including” means, unless the context clearly requires otherwise, “including without limitation.”
“Indebtedness” of a Person means, at any time, without duplication, such Person’s (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of Property or services (other than current accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, bonds, debentures, acceptances, or other instruments, (v) obligations to purchase securities or other Property arising out of or in connection with the sale of the same or substantially similar securities or Property, (vi) Capitalized Lease Obligations, (vii) Contingent Obligations of such Person, (viii) reimbursement obligations under letters of credit, bankers’ acceptances, surety bonds and similar instruments, (ix) Off-Balance Sheet Liabilities, (x) obligations under Sale and Leaseback Transactions, (xi) Net Mark-to-Market Exposure under Rate Management Transactions and other Financial Contracts, (xii) Rate Management Obligations and (xiii) any other obligation for borrowed money which in accordance with Agreement Accounting Principles would be shown as a liability on the consolidated balance sheet of such Person.
“Indemnity and Contribution Agreement” means the Indemnity and Contribution Agreement, dated as of September 20, 2010, by and among each of the Credit Parties in the form of Exhibit B-2, as amended, restated, supplemented or otherwise modified from time to time.
“INHAM Exemption” is defined in Section 6.2(e).
“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its Affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.
“Intangible Assets” means the aggregate amount, for the Company and its Restricted Subsidiaries on a consolidated basis, of: (1) all assets classified as intangible assets under Agreement Accounting Principles, including goodwill, trademarks, patents, copyrights, organization expenses, franchises, licenses, trade names, brand names, mailing lists, catalogs, excess of cost over book value of assets acquired, and bond discount and underwriting expenses; (2) loans or advances to, investments in, or receivables from (i) Encore Affiliates, officers, directors, employees or shareholders of the Company or any Restricted Subsidiary, or (ii) any Person if such loan, advance, investment or receivable is outside the Company’s or any Restricted Subsidiary’s normal course of business; and (3) prepaid expenses; provided that Intangible Assets shall not include deferred court costs, deferred tax assets, deposits under state workers compensation programs and assets of the Company’s excess deferred compensation plan.
“Intellectual Property Security Agreements” means the second amended and restated intellectual property security agreements executed by the applicable Credit Parties on November 5, 2012 and such intellectual property security agreements as any Credit Party may from time to time after such date make in favor of the Collateral Agent for the benefit of the Secured Parties, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Intercreditor Agreement” is defined in Section 4.1(a).
“Investment” of a Person means any loan, advance (other than commission, travel and similar advances to officers, employees made in the ordinary course of business), extension of credit (other than Accounts arising in the ordinary course of business, but including Contingent Obligations with respect to any obligation or liability of another Person) or contribution of capital by such Person; stocks, bonds, mutual funds, limited liability company interests, partnership interests, notes, debentures or other securities owned by such Person; any deposit accounts and certificate of deposit owned by such Person; and structured notes, derivative financial instruments and other similar instruments or contracts owned by such Person; provided, however, that the following shall not be considered an “Investment”: (a) the purchase of equity interests of an entity (1) the assets of which consist solely of Receivables and other Immaterial Assets which are used by such entity in connection with managing such Receivables, (2) which conducts no business other than managing the Receivables held by such entity, and (3) which has no Indebtedness; and (b) Permitted Restructurings.
“Junior Lien Indebtedness” means Indebtedness of the Company or any of its Restricted Subsidiaries that is secured by Liens that are junior to the Liens of the Collateral Agent with respect to any of the Collateral.
“Junior Lien Indebtedness Documents” means any document, agreement or instrument evidencing any Junior Lien Indebtedness or entered into in connection with any Junior Lien Indebtedness.
“Lenders” means the several lenders from time to time party to the Credit Agreement in their capacities as such.
“Lien” means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement, and, in the case of stock, stockholders agreements, voting trust agreements and all similar arrangements).
“Majority of the Combined Banks and Noteholders” means, at any time of determination, greater than 50% of the aggregate principal amount outstanding of the Secured Obligations.
“Make-Whole Amount” is defined in Section 8.7.
“Mandatory Credit Agreement Prepayment” means any mandatory prepayment or repayment required to be made on any term facility or revolving credit facility under the Credit Agreement, other than (i) those in effect on the date of this Agreement, and (ii) the requirement to repay the outstanding principal amount of all revolving loans under the Credit Agreement on the Revolving Commitment Termination Date (as defined in the Credit Agreement on the date hereof), as the scheduled Revolving Commitment Termination Date may be extended from time to time hereafter.
“Material” means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.
“Material Acquisition” is defined in Section 10.12.1.
“Material Adverse Effect” means a material adverse effect on (i) the business, Property, condition (financial or otherwise), operations or results of operations of the Company, or the Company and its Restricted Subsidiaries taken as a whole, (ii) the ability of the Company or any Restricted Subsidiary to perform its obligations under the Transaction Documents, or (iii) the validity or enforceability of any of the Transaction Documents or the rights or remedies of the Collateral Agent or the holders of Notes thereunder or their rights with respect to the Collateral.

“Material Disposition” is defined in Section 10.12.1.
“Material Indebtedness” means any Indebtedness of the Company or any Restricted Subsidiary in an outstanding principal amount of $10,000,000 or more in the aggregate (or the equivalent thereof in any currency other than Dollars).
“Medicaid” means the medical assistance program established by Title XIX of the Social Security Act (42. U.S.C. §§ 1396 ET SEQ.) and any successor or similar statutes, as in effect from time to time.
“Medicare” means the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. §§ 1395 ET SEQ.) and any successor or similar statutes as in effect from time to time.
“Mortgage” means each of those certain mortgages and deeds of trust as are entered into by the Credit Parties pursuant hereto or in connection herewith, in each case as amended, restated, supplemented or otherwise modified from time to time.
“Mortgage Instruments” means such title reports, title insurance, opinions of counsel, surveys, appraisals and environmental reports as are requested by, and in form and substance reasonably acceptable to, the Required Holders from time to time.
“Mortgaged Properties” means each Credit Party’s real Property with a book value equal to or in excess of $1,000,000.
“Most Favored Covenants” is defined in Section 9.9.
“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).
“Multiparty Guaranty” means the Multiparty Guaranty, dated as of September 20, 2010, made by each of the Guarantors in favor of the holders from time to time of the Notes in the form of Exhibit B-1, as amended, restated, supplemented or otherwise modified from time to time.
“NAIC” means the National Association of Insurance Commissioners or any successor thereto.
“Net Cash Proceeds” means, with respect to any sale or other disposition of Property of the Company or any Restricted Subsidiary by any Person, cash (freely convertible into Dollars) received by such Person or any Restricted Subsidiary of such Person from such disposition of Property (including cash received as consideration for the assumption or incurrence of liabilities incurred in connection with or in anticipation of such disposition of Property), or conversion to cash of non-cash proceeds (whether principal or interest, release of escrow arrangements or otherwise) received from any such disposition of Property, in each case after (i) provision for all income or other taxes measured by or resulting from such disposition of Property, (ii) cash payment of all reasonable brokerage commissions and other fees and expenses related to such disposition of

Property, and (iii) taking into account all amounts in cash used to repay Indebtedness secured by a Lien on any Property disposed of in such disposition of Property.
“Net Mark-to-Market Exposure” of a Person means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Rate Management Transactions. “Unrealized losses” means the fair market value of the cost to such Person of replacing such Rate Management Transaction as of the date of determination (assuming the Rate Management Transaction were to be terminated as of that date), and “unrealized profits” means the fair market value of the gain to such Person of replacing such Rate Management Transaction as of the date of determination (assuming such Rate Management Transaction were to be terminated as of that date).
“Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by the Company or any Subsidiary primarily for the benefit of employees of the Company or one or more Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code.
“Notes” is defined in the flush language at the end of Section 1.
“Notice Event” means:
(i)    the execution by the Company or any Subsidiary or Affiliate of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change of Control; or
(ii)    the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change of Control.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.
“Off-Balance Sheet Liability” of a Person means the principal component of (i) any repurchase obligation or liability of such Person (excluding any such obligation or liability for disposition of Receivables), with respect to Accounts or notes receivable sold by such Person, (ii) any liability under any so-called “synthetic lease” or “tax ownership operating lease” transaction entered into by such Person, or (iii) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheets of such Person, but excluding from this clause (iii) all Operating Leases.

“Officer’s Certificate” means a certificate of an Authorized Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.
“Operating Lease” of a Person means any lease of Property (other than a Capitalized Lease) by such Person as lessee which has an original term (including any required renewals and any renewals effective at the option of the lessor) of one year or more.
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA.
“Permitted Acquisition” is defined in Section 10.4.
“Permitted Foreign Subsidiary Investments/Loans” means (i) Investments by any Credit Party in any Foreign Subsidiary, and (ii) Indebtedness arising from intercompany loans and advances made by any Credit Party to any Foreign Subsidiary; provided, that the purpose of such Investment or Indebtedness is the acquisition of Receivables.
“Permitted Foreign Subsidiary Non-Recourse Indebtedness” means Indebtedness of Foreign Subsidiaries, provided that (a) no Default or Event of Default exists at the time of or immediately after giving effect to the incurrence of such Indebtedness, (b) such Indebtedness is non-recourse at all times to the Company, the Guarantors and the Domestic Subsidiaries, (c) such Indebtedness does not benefit at any time from any direct or indirect guaranties or other credit support from the Company, any Guarantor or any Domestic Subsidiary, and (d) the total principal amount outstanding of such Indebtedness does not at any time exceed 40% of the Consolidated Net Worth of the Company and its Restricted Subsidiaries.
“Permitted Indebtedness” means Indebtedness permitted by Section 10.5.15.
“Permitted Indebtedness Hedge” means any one or more derivative transactions (including the issuance by the Company of warrants on its capital stock and the purchase by the Company of an option on its capital stock) entered into concurrently with Permitted Indebtedness.
“Permitted Purchase Money Indebtedness” is defined in Section 10.5.4.
“Permitted Restructuring” means a transaction or series of transactions pursuant to which the Company or any Restricted Subsidiary sells, assigns or otherwise transfers Receivables and/or other assets between or among themselves, including transfers to or mergers or consolidations with, or voluntary dissolutions or liquidations into, newly created Wholly-Owned Subsidiaries of the Company or the Restricted Subsidiaries, subject to compliance with Sections 9.7 and 9.8; provided that (i) no Receivables or other assets of Unrestricted Subsidiaries shall be commingled with the assets of a Credit Party as a result of such Permitted Restructuring, (ii) no such transfers shall take place from a Credit Party to an Unrestricted Subsidiary or to any other Subsidiary that is not a Credit Party, and (iii) such transactions are effected for tax planning and related general corporate purposes.
“Permitted Unsecured Indebtedness Repayment Event” means (i) any Indebtedness permitted pursuant to Section 10.5.15 that has a scheduled final maturity or is subject to scheduled mandatory prepayment, redemption or defeasance prior to the scheduled final maturity of the Notes, and (ii) if such Indebtedness has not been refinanced in its entirety in compliance with the terms of this Agreement on or before the date that is 10 Business days prior to the date that is three months prior to the earliest of the date of the scheduled final maturity or any scheduled mandatory prepayment, redemption or defeasance of such Indebtedness.
“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.
“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.
“Pledge and Security Agreement” means that certain Second Amended and Restated Pledge and Security Agreement, dated as of November 5, 2012, by and between the Credit Parties and the Collateral Agent for the benefit of the Secured Parties, as the same may be amended, restated, supplemented, or otherwise modified from time to time.
“Pledge Subsidiary” means each Domestic Subsidiary and First Tier Foreign Subsidiary that is a Restricted Subsidiary.
“Principal Credit Facility” means any loan agreement, credit agreement, note purchase agreement, indenture or similar document under which credit facilities in the aggregate original principal or commitment amount of at least $20,000,000 are provided for.
“Property” of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.
“PTE” is defined in Section 6.2(a).
“Purchase Price” means the total consideration and other amounts payable in connection with any Acquisition, including any portion of the consideration payable in cash, all Indebtedness, liabilities and contingent obligations incurred or assumed in connection with such Acquisition and all transaction costs and expenses incurred in connection with such Acquisition.
“Purchasers” is defined in the first paragraph of this Agreement.
“QPAM Exemption” is defined in Section 6.2(d).
“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.
“Ratable Share” means, at any time, the aggregate principal amount of Notes outstanding at such time as a percentage of the sum of (x) the aggregate principal amount of Loans (as defined in the Credit Agreement as of the Closing Date) outstanding at such time plus (y) the aggregate principal amount of Notes outstanding at such time.

“Rate Management Obligations” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Rate Management Transactions, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Management Transactions.
“Rate Management Transaction” means any transaction (including an agreement with respect thereto) now existing or hereafter entered into by the Company or a Restricted Subsidiary which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures; provided that any Permitted Indebtedness Hedge shall not be a Rate Management Transaction so long as such Permitted Indebtedness Hedge relates to capital stock of the Company.
“Rating Agency” means, at any time, any of Fitch Ratings, Inc., Moody’s Investors Service, Inc. or S&P Global Ratings so long as such nationally recognized statistical rating organization qualifies at such time for the ratings exception of the SVO.
“Receivable” of any Person shall mean a right of such Person to the payment of money arising out of a consumer transaction, and which right was acquired by such Person with a group of similar rights.
“Receivables Portfolio” of a Person means any group of Receivables acquired by such Person as part of a single transaction.
“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks, non-banks and non-broker lenders for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.
“Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by foreign lenders for the purpose of purchasing or carrying margin stock (as defined therein).
“Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.
“Relief Period” has the meaning specified in Section 10.12.2.

“Reportable Event” means a reportable event as defined in section 4043 of ERISA and the regulations issued under such section, with respect to a Plan subject to Title IV of ERISA, excluding, however, such events as to which the PBGC has by regulation waived the requirement of section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of section 412 of the Code and of section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either section 4043(a) of ERISA or variance from the minimum funding standard allowed under section 412(c) of the Code.
“Required Holders” means, at any time, the holder or holders of a majority of the aggregate principal amount of the Notes or of a Series of Notes, as the context may require, from time to time outstanding (exclusive of Notes then owned by the Company, any Subsidiary or any of their respective Affiliates).
“Restricted Payment” means (i) any dividend or other distribution, direct or indirect, on account of any equity interests of the Company or any of its Restricted Subsidiaries now or hereafter outstanding, except a dividend payable solely in such Person’s capital stock (other than Disqualified Stock) or in options, warrants or other rights to purchase such capital stock, (ii) any redemption, retirement, purchase or other acquisition for value, direct or indirect, of any equity interests of the Company or any of its Restricted Subsidiaries now or hereafter outstanding, other than in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Restricted Subsidiary of the Company) of other equity interests of the Company (other than Disqualified Stock), and (iii) any redemption, purchase, retirement, defeasance, prepayment or other acquisition for value, direct or indirect, of any Indebtedness prior to the stated maturity thereof, other than the Obligations (as defined in the Credit Agreement on the Closing Date) and the obligations evidenced by the Notes and under the other Transaction Documents and the Equipment Financing Transactions.
“Restricted Subsidiary” means any Subsidiary that is not an Unrestricted Subsidiary. Unless explicitly set forth to the contrary, a reference to a “Restricted Subsidiary” means a Restricted Subsidiary of the Company.
“Sale and Leaseback Transaction” means any sale or other transfer of Property by any Person with the intent to lease such Property as lessee.
“SEC” means the Securities and Exchange Commission of the United States.
“Secured Obligations” shall have the meaning specified in the Intercreditor Agreement.
“Secured Parties” shall have the meaning specified in the Intercreditor Agreement.
“Securities” or “Security” shall have the meaning specified in Section 2(a)(1) of the Securities Act.
“Securities Act” means the Securities Act of 1933, and the rules and regulations promulgated thereunder from time to time in effect.

“Series” is defined in the flush language at the end of Section 1.
“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.
“Subordinated Indebtedness” of a Person means any Indebtedness (other than Indebtedness arising from intercompany loans and advances) of such Person the payment of which is subordinated to payment of the Secured Obligations.
“Subordinated Indebtedness Documents” means any document, agreement or instrument evidencing any Subordinated Indebtedness or entered into in connection with any Subordinated Indebtedness.
“Subsidiary” of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Company.
“Subsidiary Redesignation” is defined in the definition of “Unrestricted Subsidiary.”
“SunTrust” means SunTrust Bank, a Georgia banking corporation, in its individual capacity, and its successors.
“SVO” means the Securities Valuation Office of the NAIC.
“Transaction Documents” means this Agreement, the Notes, the Multiparty Guaranty, the Indemnity and Contribution Agreement, the Collateral Documents, the Intercreditor Agreement and all other documents, instruments and agreements executed in connection herewith or therewith or contemplated hereby or thereby, as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time.
“Trigger Acquisition” has the meaning specified in Section 10.12.2.
“United States Person” has the meaning set forth in Section 7701(a)(30) of the Code.
“Unrestricted Subsidiary” means (a) any Subsidiary designated by the Company as an “Unrestricted Subsidiary” hereunder by written notice to the holders of the Notes; provided that the Company shall only be permitted to so designate a Subsidiary as an Unrestricted Subsidiary if each of the following conditions is satisfied: (i) immediately before and after giving effect to such designation, (x) no Default or Event of Default shall have occurred and be continuing or shall exist and (y) the Company shall be in pro forma compliance with each of the covenants set forth in Sections 10.12 and 10.13 as of the last day of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 7.1.1 or Section 7.1.2, as applicable, together with the consolidating financial statements relating thereto required under Section 7.1.3 (after giving effect to such designation of such Subsidiary as an Unrestricted Subsidiary), (ii) no Subsidiary may be designated as an Unrestricted Subsidiary if, after giving effect to such designation, it (or any of its Subsidiaries) (x) would be a “Restricted Subsidiary” for the purpose of the Credit Agreement or any other Material Indebtedness of the Company or a Restricted Subsidiary pursuant to which a Subsidiary may be designated an “Unrestricted Subsidiary” or (y) would be a co-borrower or guarantor (or provide security or any other form of credit enhancement) for the purpose of the Credit Agreement or any other Material Indebtedness of the Company or a Restricted Subsidiary, (iii) the designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Company therein at the date of designation in an amount equal to the greater of (I) the portion (proportionate to the Company’s direct or indirect equity interest in such Subsidiary) of the Fair Market Value of the net assets of such Subsidiary (and any Subsidiaries thereof) and (II) the Fair Market Value of the Company’s direct or indirect equity interest in such Subsidiary, in each case at the time that such Subsidiary is designated an Unrestricted Subsidiary and the Company shall be permitted to make such Investment under Section 10.4.9, (iv) neither the Company nor any Restricted Subsidiary shall at any time be directly, indirectly or contingently liable for any Indebtedness or other liability of any Unrestricted Subsidiary, except to the extent the same would constitute a permitted Investment under Section 10.4.9, (v) any Subsidiary to be so designated does not (directly, or indirectly through its own Subsidiaries or otherwise) own any capital stock or Indebtedness of, or own or hold any Lien on any property of, the Company or any Restricted Subsidiary, (vi) [reserved], and (vii) the Company shall have delivered to the holders of the Notes an Officer’s Certificate, certifying compliance with each of the requirements of the preceding clauses (i) through (v) and (b) any Subsidiary of an Unrestricted Subsidiary. The Company may designate any Unrestricted Subsidiary to be a Restricted Subsidiary for purposes of this Agreement (each, a “Subsidiary Redesignation”); provided that (A) immediately before and after such Subsidiary Redesignation, no Default or Event of Default shall have occurred and be continuing or shall exist, (B) the designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of such designation of any Indebtedness or Liens of such Subsidiary existing at such time, (C) the Company shall be in pro forma compliance with each of the covenants set forth in Sections 10.12 and 10.13 as of the last day of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 7.1.1 or Section 7.1.2, as applicable, together with the consolidating financial statements relating thereto required under Section 7.1.3 (after giving effect to such Subsidiary Redesignation), (D) all representations and warranties contained herein and in the other Transaction Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Subsidiary Redesignation (both immediately before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, (E) such Subsidiary Redesignation shall constitute a return on any Investment by the Company in Unrestricted Subsidiaries that are subject to such Subsidiary Redesignation in an amount equal to the greater of (i) the portion (proportionate to the Company’s direct or indirect equity interest in such Subsidiary) of the Fair Market Value of the net assets of such Subsidiary (and any Subsidiaries thereof) and (ii) the Fair Market Value of the Company’s direct or indirect equity interest in such Subsidiary, in each case at the date of such Subsidiary Redesignation of the Company’s or its Subsidiary’s (as applicable)

Investment in such Subsidiary), (F) the Company shall cause the Subsidiary that is the subject of such Subsidiary Redesignation to comply with, to the extent applicable, Section 9.7 and 9.8, and (G) the Company shall have delivered to the holders of the Notes an Officer’s Certificate, certifying compliance with the requirements of the preceding clauses (A) through (E); provided, further, that no Unrestricted Subsidiary that has been designated as a Restricted Subsidiary pursuant to a Subsidiary Redesignation may again be designated as an Unrestricted Subsidiary. For the avoidance of doubt, the results of operations, cash flows, assets and indebtedness or other liabilities of Unrestricted Subsidiaries will not be taken into account or consolidated with the accounts of any Credit Party or Restricted Subsidiary for any purpose under this Agreement (other than for the financial statements required to be delivered pursuant to Sections 7.1.1 and 7.1.2) or the other Transaction Documents, including for the purposes of determining any financial calculation contained in this Agreement.
“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect.
“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.
“Wholly-Owned Subsidiary” means (i) any Restricted Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by the Company or one or more wholly-owned Restricted Subsidiaries of the Company, or by the Company and one or more wholly-owned Restricted Subsidiaries of the Company, or (ii) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled by one or more Persons referred to in clause (i) above.
“2010 Note Agreement” means that certain Senior Secured Note Purchase Agreement, dated as of September 20, 2010, by and between the Company, on the one hand, and the Purchasers (as defined therein), on the other hand.
“2010 Notes” is defined in Section 1.2.
“2010 Notes Purchasers” means The Prudential Insurance Company of America, Pruco Life Insurance Company, Prudential Retirement Insurance and Annuity Company and Prudential Annuities Life Assurance Corporation.
“2011 Note Agreement” means that certain Amended and Restated Senior Secured Note Purchase Agreement, dated as of February 10, 2011, by and between the Company, on the one hand, and the Purchasers (as defined therein), on the other hand.

“2011 Notes” is defined in Section 1.3.
“2011 Notes Purchasers” means The Prudential Insurance Company of America and Prudential Retirement Insurance and Annuity Company.
“2013 Note Agreement” is defined in Section 1.1.
“2017 Notes” is defined in Section 1.4.
“2017 Notes Purchasers” means the Purchasers of the 2017 Notes specified in the Purchaser Schedule attached to this Agreement as Schedule A.

SCHEDULE 5.6
TAXES
The tax return of the Company and its Subsidiaries for the period of January 1, 2012 through December 31, 2014 is currently being audited by the Florida Department of Revenue. The Company expects the audit to result in a tax liability in the amount of approximately $276,000 for which appropriate FIN 48 reserves have been made.

There are outstanding taxes payable by Asset Acceptance, LLC to the Unemployment Insurance Agency of the State of Michigan in an amount of approximately $ 456,395. Asset Acceptance, LLC is currently in the process of arranging for payment of these outstanding amounts and the release of the related tax liens.
The Internal Revenue Service is currently auditing the Company’s 2014 federal tax return.
The Internal Revenue Service has filed a Lien against the Company relating to an alleged underpayment of interest of approximately $194,533 in connection with the Company’s 2015 federal tax return.

SCHEDULE 5.8
SUBSIDIARIES
[attached]

Subsidiary	Jurisdiction of Organization	Percentage Ownership	Restricted/ Unrestricted/ Immaterial
ACF Medical Services, Inc.	Virginia	100% owned by Atlantic Credit & Finance, Inc.	Immaterial
Ascension Capital Group, Inc.	Delaware	100% owned by Midland Credit Management, Inc.	Immaterial
Asset Acceptance Capital Corp.	Delaware	100% owned by Encore Capital Group, Inc.	Restricted
Asset Acceptance Recovery Services, LLC	Delaware	100% owned by Asset Acceptance Capital Corp.	Restricted
Asset Acceptance Solutions Group, LLC	Delaware	100% owned by Asset Acceptance Capital Corp.	Restricted
Asset Acceptance, LLC	Delaware	100% owned by Asset Acceptance Capital Corp.	Restricted
Atlantic Credit & Finance Special Finance Unit III, LLC	Virginia	100% owned by Atlantic Credit & Finance, Inc.	Restricted
Atlantic Credit & Finance Special Finance Unit, LLC	Virginia	100% owned by Atlantic Credit & Finance, Inc.	Restricted
Atlantic Credit & Finance, Inc.	Virginia	100% owned by Encore Capital Group, Inc.	Restricted
Encore Capital Group, Inc.	Delaware	100% Publicly Owned	Restricted
Legal Recovery Solutions, LLC	Delaware	100% owned by Asset Acceptance Capital Corp.	Restricted
MCM Midland Management Costa Rica, S.R.L.	Costa Rica	100% owned by Midland Credit Management, Inc.	Immaterial
Midland Credit Management (Mauritius) Limited	Mauritius	100% owned by Midland India LLC	Immaterial
Midland Credit Management India Private Limited	India	99.996% owned by Midland India LLC and 0.004% owned by Midland International LLC	Restricted
Midland Credit Management Puerto Rico, LLC	Puerto Rico	100% owned by Midland Credit Management, Inc.	Immaterial
Midland Credit Management UK Limited	England	100% owned by Midland Credit Management, Inc.	Restricted
Midland Credit Management, Inc.	Kansas	100% owned by Encore Capital Group, Inc.	Restricted
Midland Funding LLC	Delaware	100% owned by Midland Portfolio Services, Inc.	Restricted
Midland Funding NCC-2 Corporation	Delaware	100% owned by Midland Portfolio Services, Inc.	Restricted
Midland India LLC	Minnesota	100% owned by Midland International LLC	Restricted
Midland International LLC	Delaware	100% owned by Midland Credit Management, Inc.	Restricted
Midland Portfolio Services, Inc.	Delaware	100% owned by Midland Credit Management, Inc.	Restricted
MRC Receivables Corporation	Delaware	100% owned by Midland Portfolio Services, Inc.	Restricted
Virginia Credit & Finance, Inc.	Virginia	100% owned by Atlantic Credit & Finance, Inc.	Immaterial
Alliance Factoring Pty Limited	Australia	100% owned by Baycorp Collections PDL (Australia) Pty Limited	Unrestricted
Apex Collections Limited	United Kingdom	100% owned by Apex Credit Management Limited	Unrestricted

Subsidiary	Jurisdiction of Organization	Percentage Ownership	Restricted/ Unrestricted/ Immaterial
Apex Credit Management Holdings Limited	United Kingdom	100% owned by Cabot Financial Debt Recovery Services Limited	Unrestricted
Apex Credit Management Limited	United Kingdom	100% owned by Cabot Financial Debt Recovery Services Limited	Unrestricted
Baycorp (Aust) Pty Limited	Australia	100% owned by Baycorp Group Finance Pty Limited	Unrestricted
Baycorp (NZ) Limited	New Zealand	100% owned by Baycorp Holdings (NZ) Limited	Unrestricted
Baycorp (WA) Pty Limited	Australia	100% owned by Baycorp (Aust) Pty Limited	Unrestricted
Baycorp Collection Services (Aust) Pty Limited	Australia	100% owned by Baycorp (Aust) Pty Limited	Unrestricted
Baycorp Collection Services Pty Limited	Australia	100% owned by Baycorp Collection Services (Aust) Pty Limited	Unrestricted
Baycorp Collections PDL (Australia) Pty LTD	Australia	100% owned by Baycorp Group Finance Pty Limited	Unrestricted
Baycorp Group Finance Pty Limited	Australia	100% owned by Baycorp Holdings Pty Limited	Unrestricted
Baycorp Holdings (NZ) Limited	New Zealand	100% owned by Baycorp Group Finance Pty Limited	Unrestricted
Baycorp Holdings Pty Limited	Australia	100% owned by BC Holdings II Pty Limited	Unrestricted
Baycorp International (Philippines Branch)	Philippines	100% owned by Baycorp International Pty Limited	Unrestricted
Baycorp International Pty Limited	Australia	100% owned by Baycorp Collection Services (Aust) Pty Limited	Unrestricted
Baycorp Legal Pty Limited	Australia	100% owned by Baycorp (Aust) Pty Limited	Unrestricted
Baycorp PDL (NZ) Limited	New Zealand	100% owned by Baycorp Holdings (NZ) Limited	Unrestricted
BC Encore AU Pty Limited	Australia	100% owned by Encore Australia Holdings II Pty Ltd	Unrestricted
BC Holdings I Pty Limited	Australia	50.25% owned by Encore Australia Holdings II Pty LTD	Unrestricted
BC Holdings II Pty Limited	Australia	100% owned by BC Holdings I Pty Limited	Unrestricted
Bedford S.A.S.	Colombia	100% owned by Refinancia S.A.S.	Unrestricted
Black Tip Capital Holdings Limited	England	100% owned by Marlin Midway Limited	Unrestricted
Cabot (Group Holdings) Limited	United Kingdom	100% owned by Carat UK Midco Limited	Unrestricted
Cabot Asset Purchases (Ireland) Limited	Ireland	100% owned by Cabot Financial (Ireland) Limited	Unrestricted
Cabot Credit Management Group Limited	United Kingdom	100% owned by Cabot Financial Limited	Unrestricted
Cabot Credit Management Limited	United Kingdom	100% owned by Cabot (Group Holdings) Limited	Unrestricted
Cabot Financial (Europe) Limited	United Kingdom	100% owned by Cabot Financial Debt Recovery Services Limited	Unrestricted
Cabot Financial (International) Limited	United Kingdom	100% owned by Cabot Financial (Europe) Limited	Unrestricted
Cabot Financial (Ireland) Limited	Ireland	100% owned by Cabot Financial Debt Recovery Services Limited	Unrestricted

Subsidiary	Jurisdiction of Organization	Percentage Ownership	Restricted/ Unrestricted/ Immaterial
Cabot Financial (Luxembourg) II S.A.	Luxembourg	100% owned by Cabot Credit Management Group Limited	Unrestricted
Cabot Financial (Luxembourg) S.A.	Luxembourg	100% owned by Cabot Credit Management Group Limited	Unrestricted
Cabot Financial (Marlin) Limited	United Kingdom	100% owned by Marlin Senior Holdings Limited	Unrestricted
Cabot Financial (Treasury) Ireland Limited	Ireland	100% owned by Cabot Financial Debt Recovery Services Limited	Unrestricted
Cabot Financial (UK) Limited	United Kingdom	100% owned by Cabot Financial Debt Recovery Services Limited	Unrestricted
Cabot Financial Debt Recovery Services Limited	United Kingdom	100% owned by Cabot Financial Holdings Group Limited	Unrestricted
Cabot Financial Holdings Group Limited	United Kingdom	100% owned by Cabot Credit Management Group Limited	Unrestricted
Cabot Financial Limited	United Kingdom	100% owned by Cabot Credit Management Limited	Unrestricted
Cabot Financial Portfolios Limited	United Kingdom	100% owned by Marlin Unrestricted Holdings Limited	Unrestricted
Cabot Holdings S.à r.l.	Luxembourg	~86% owned by Janus Holdings Luxembourg S.à r.l. and 14% Management/EBT	Unrestricted
Cabot Securisation (Europe) Limited	Ireland	100% owned by Cabot Financial (Ireland) Limited	Unrestricted
Cabot Services (Europe) S.A.S	France	100% owned by Cabot Financial Debt Recovery Services Limited	Unrestricted
Cabot Spain S.L.	Spain	100% owned by Cabot Financial Debt Recovery Services Limited	Unrestricted
Carat UK Holdco Limited	United Kingdom	100% owned by Cabot Holdings S.à r.l.	Unrestricted
Carat UK Midco Limited	United Kingdom	100% owned by Carat UK Holdco Limited	Unrestricted
Dessetec Desarrollo de Sistemas, S.A. de C.V.	Mexico	99.975% owned by Encore Europe Holdings S.à r.l., and 0.025% owned by Encore Capital Group, Inc.	Unrestricted
Encore Asset Reconstruction Company Private Ltd.	India	50% owned by Encore Capital Group Singapore Pte. Ltd.	Unrestricted
Encore Australia Holdings I Pty Limited	Australia	100% owned by Encore Capital Group, Inc.	Unrestricted
Encore Australia Holdings II Pty Limited	Australia	100% owned by Encore Australia Holdings I Pty Limited	Unrestricted
Encore Capital Group Singapore Pte. Ltd.	Singapore	100% owned by Encore Capital Group, Inc.	Unrestricted
Encore Europe Holdings S.à r.l.	Luxembourg	100% owned by Encore Holdings Luxembourg S.à r.l.	Unrestricted
Encore Extra, Inc.	Delaware	100% owned by Encore Capital Group, Inc.	Unrestricted
Encore Holdings Luxembourg S.à r.l.	Luxembourg	100% owned by Encore Capital Group, Inc.	Unrestricted

Subsidiary	Jurisdiction of Organization	Percentage Ownership	Restricted/ Unrestricted/ Immaterial
Encore Luxembourg Brazil S.à r.l.	Luxembourg	100% owned by Encore Europe Holdings S.à r.l.	Unrestricted
Encore Luxembourg India S.à r.l.	Luxembourg	100% owned by Encore Europe Holdings S.à r.l.	Unrestricted
Encore Luxembourg Mexico S.à r.l.	Luxembourg	100% owned by Encore Europe Holdings S.à r.l.	Unrestricted
Encore Mexico Nominee LLC	Delaware	100% owned by Encore Europe Holdings S.à r.l.	Unrestricted
Encore Real Estate Group, LLC	Delaware	100% owned by Midland Portfolio Services, Inc.	Unrestricted
Encoremex Holdings S. de R.L. de C.V	Mexico	98.48% owned by Encore Europe Holdings S.à r.l. and 1.52% owned by Encore Mexico Nominee LLC	Unrestricted
Encoremex, S.A. de C.V.	Mexico	99% owned by Encoremex Holdings, S. de R.L. de C.V. and 1 % owned by Encore Mexico Nominee LLC	Unrestricted
Fideiconmiso PA Refinancia	Colombia	100% owned by Refinancia S.A.S.	Unrestricted
Fideiconmiso PA Refinancia NPL	Colombia	50% owned by Refinancia S.A.S.	Unrestricted
Financial Investigations and Recoveries (Europe) Limited	United Kingdom	100% owned by Cabot Financial Debt Recovery Services Limited	Unrestricted
GC Encore Euro S.à r.l.	Luxembourg	100% owned by Encore Europe Holdings S.à r.l.	Unrestricted
GC Encore GBP S.à r.l.	Luxembourg	100% owned by Encore Europe Holdings S.à r.l.	Unrestricted
Gesif S.A.U.	Spain	100% owned by Cabot Financial Debt Recovery Services Limited	Unrestricted
Global Security Refinancia Management	Cayman Islands	50% owned by RNPL Advisory Corp	Unrestricted
Green Box Asset Management, S.L.	Spain	100% owned by Lucania Gestión, S.L.	Unrestricted
Grove Capital Management España, S.L.	Spain	100% owned by Grove Performance Management Limited	Unrestricted
Grove Capital Management Limited	United Kingdom	100% owned by Grove Europe S.à r.l.	Unrestricted
Grove Europe S.à r.l.	Luxembourg	100% owned by Encore Europe Holdings S.à r.l.	Unrestricted
Grove Holdings	Cayman Island	100% owned by Encore Europe Holdings S.à r.l.	Unrestricted
Grove Performance Management Limited	United Kingdom	100% owned by Grove Europe S.à r.l.	Unrestricted
heptus 229. GmbH	Germany	100% owned by Cabot Financial Debt Recovery Services Limited	Unrestricted
Hillesden Securities Limited	United Kingdom	100% owned by Cabot Financial Debt Recovery Services Limited	Unrestricted
Janus Holdings Luxembourg S.à r.l.	Luxembourg	50.1% owned by Encore Europe Holdings S.à r.l.,	Unrestricted
Lucania Gestión, S.L.	Spain	100% owned by Grove Europe S.à r.l.	Unrestricted
Lucania Software, S.L.	Spain	100% owned by Lucania Gestión, S.L.	Unrestricted
Lucas et Degand S.à r.l.	Luxembourg	50.1% owned by Nemo Recouvrement S.A.S	Unrestricted
Lynx Commercial RE Spain, S.L.	Spain	100% owned by Encore Europe Holdings S.à r.l.	Unrestricted

Subsidiary	Jurisdiction of Organization	Percentage Ownership	Restricted/ Unrestricted/ Immaterial
Lynx Residential RE Spain, S.L.	Spain	100% owned by Encore Europe Holdings S.à r.l.	Unrestricted
Macrocom (948) Limited	United Kingdom	100% owned by Apex Credit Management Holdings Limited	Unrestricted
Marlin Capital Europe Limited	England	100% owned by Marlin Portfolio Holdings Limited	Unrestricted
Marlin Europe I Limited	England	100% owned by Marlin Portfolio Holdings Limited	Unrestricted
Marlin Europe II Limited	England	100% owned by Marlin Portfolio Holdings Limited	Unrestricted
Marlin Europe IX Limited	England	100% owned by Marlin Unrestricted Holdings Limited	Unrestricted
Marlin Europe V Limited	England	100% owned by Marlin Unrestricted Holdings Limited	Unrestricted
Marlin Europe VI Limited	England	100% owned by Marlin Unrestricted Holdings Limited	Unrestricted
Marlin Europe X Limited	England	100% owned by Marlin Unrestricted Holdings Limited	Unrestricted
Marlin Financial Group Limited	England	100% owned by Cabot Credit Management Group Limited	Unrestricted
Marlin Financial Intermediate II Limited	England	100% owned by Marlin Financial Intermediate Limited	Unrestricted
Marlin Financial Intermediate Limited	England	100% owned by Marlin Financial Group Limited	Unrestricted
Marlin Intermediate Holdings Plc	England	100% owned by Marlin Financial Intermediate II Limited	Unrestricted
Marlin Legal Services Limited	England	100% owned by Marlin Senior Holdings Limited	Unrestricted
Marlin Midway Limited	England	100% owned by Marlin Intermediate Holdings Plc	Unrestricted
Marlin Portfolio Holdings Limited	England	100% owned by Marlin Senior Holdings Limited	Unrestricted
Marlin Senior Holdings Limited	England	100% owned by Black Tip Capital Holdings Limited	Unrestricted
Marlin Unrestricted Holdings Limited	England	100% owned by Cabot Credit Management Limited	Unrestricted
MCE Portfolio Limited	England	100% owned by Marlin Portfolio Holdings Limited	Unrestricted
MDB Collection Services Limited	United Kingdom	100% owned by Marlin Unrestricted Holdings Limited	Unrestricted
ME III Limited	England	100% owned by Black Tip Capital Holdings Limited	Unrestricted
ME IV Limited	England	100% owned by Marlin Portfolio Holdings Limited	Unrestricted
Mercantile Data Bureau	United Kingdom	100% owned by Hillesden Securities Limited	Unrestricted
MFS Portfolio Limited	England	100% owned by Marlin Portfolio Holdings Limited	Unrestricted
Morley Limited	United Kingdom	100% owned by Cabot Financial (UK) Limited	Unrestricted
Mortimer Clarke Solicitors	United Kingdom	100% owned by Cabot Financial Debt Recovery Services Limited	Unrestricted

Subsidiary	Jurisdiction of Organization	Percentage Ownership	Restricted/ Unrestricted/ Immaterial
Nemo Recouvrement S.A.S	United Kingdom	100% owned by Cabot Financial Debt Recovery Services Limited	Unrestricted
PA FC Refinancia-Fenalco Bogotá	Colombia	75% owned by Referencia S.A.S.	Unrestricted
PD Encore, S. de R.L. de C.V.	Mexico	99.99% owned by Encoremex Holdings, S. de R.L. de C.V. and 0.01% owned by Encore Mexico Nominee LLC	Unrestricted
PMG Collect Pty Limited	Australia	100% owned by Baycorp (Aust) Pty Limited	Unrestricted
Propela Capital, S.A. de C.V., SOFOM. E.N.R.	Mexico	98% owned by Encoremex Holdings S. de R.L. de C.V. and 2% by Encore Mexico Nominee LLC	Unrestricted
Referencia Perú S.A.C.	Perú	99.9% owned by Refinancia S.A.S.	Unrestricted
Referencia S.A.S.	Colombia	100% owned by Refinancia S.A.S.	Unrestricted
Refinancia Peru S.A.	Perú	99% owned by Referencia Perú S.A.C.	Unrestricted
Refinancia S.A.S.	Colombia	45.9% owned by RF Encore S.A.S. and 5.1% owned by Midland Credit Management, Inc.	Unrestricted
RF Encore Perú S.R.L.	Perú	99.9% owned by Midland Credit Management, Inc. and 0.1% owned by Midland International LLC	Unrestricted
RF Encore S.A.S.	Colombia	100% owned by Midland Credit Management, Inc.	Unrestricted
RNPL Advisory Corp	Virgin Islands	100% owned by Refinancia S.A.S.	Unrestricted

SCHEDULE 5.12
MATERIAL AGREEMENTS

None.

SCHEDULE 10.4.1
PERMITTED INVESTMENTS

1)	Maximum Maturity

a)
The maximum allowable maturity for any security is 24 months. For securities where the interest rate is adjusted periodically (e.g. floating rate securities), the reset date will be used to determine the maturity date.

2) Eligible investments

a)	All investments will be held in US Dollars (other than investments held in Indian Rupees (INR), in an aggregate US Dollar equivalent amount not to exceed $5,000,000 at any time).

b)	Specific instruments are limited to:

i)	Direct obligations of the U.S. Treasury including Treasury Bills, Notes and Bonds.

ii)
Federal Agency Securities which carry the direct or implied guarantee of the U.S. Government including Government National Mortgage Association, Federal Home Loan Bank, Federal Farm Credit Bank, Federal National Mortgage Association, Student Loan Marketing Association, World Bank, and Tennessee Valley Authority, including Notes, Discount Notes, Medium Term Notes and Floating Rate Notes.

iii)
Bank Certificates of Deposit and Bankers’ Acceptances including Eurodollar denominated and Yankee issues. Investments will be limited to those institutions having capital and surplus in excess of $100,000,000 with total assets in excess of $2 billion and which carry a Moody’s and Standard and Poor’s rating of A1/P1 or better.

iv)
Corporate Debt Securities consisting of commercial paper, rated A1/P1 or better and medium term notes and floating rate notes issued by foreign or domestic corporations which pay in U.S. Dollars and carry a rating of AA or better.

v)	Short term Tax Exempt Securities including municipal notes rated A1/P1 or better; Municipal Notes rated SP-1/MIG-2 or better, and Bonds rated AA or better.

vi)	Pre-refunded municipal bonds escrowed to maturity and backed by U.S. Treasury securities.

vii)
Repurchase agreements with major banks and dealers which are recognized as Primary Dealers by the Federal Reserve Bank of New York. Collateral for these transactions must be U.S. Treasury or Agency (with the direct or implied guaranty of the U.S. Government) securities only and valued at 102% of market value,

viii)	Money-Market mutual funds which offer daily purchase and redemption and maintain a constant share price. The Borrower will invest only in ‘no-load’ funds, which have a constant $1.00 NAV.

ix)
Money-Market interest bearing deposit accounts with banks that are members of the Federal Reserve Bank having capital and surplus in excess of $100,000,000 and that maintain capital levels that are at or above federal banking regulators’ requirements for well capitalized institutions.

3)	Concentration Limits

a)	U.S. Government, Federal Agency Obligations and Repurchase Agreements, or Institutional Funds investing in same: no limit

b)	Corporate and bank debt not to exceed $10 million per issuer.

c)	Municipal bond debt not to exceed $10 million per issuer.

SCHEDULE 10.4.2
EXISTING INVESTMENTS

None.

SCHEDULE 10.5
EXISTING INDEBTEDNESS

None.

SCHEDULE 10.6
EXISTING LIENS

Jurisdiction Searched	Name Searched (as appears, if found)	Secured Party	File Number Date	Collateral Description
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	KEY EQUIPMENT FINANCE INC.	70546051 filed 2/11/08	Leases, loans, conditional sale agreements or other agreements between debtor and secured party including equipment listed in such agreements
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	US BANCORP	70689760 filed 11/24/09	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	DELL FINANCIAL SERVICES L.L.C.	70713826 filed 2/3/10	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	CISCO SYSTEMS CAPITAL CORPORATION	70848903 filed 11/17/10	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	U.S. BANCORP EQUIPMENT FINANCE, INC.	70854794 filed 12/2/10	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	U.S. BANK EQUIPMENT FINANCE	71148097 filed 5/2/12	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	IBM CREDIT LLC	71318823 filed 1/3/13	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	CIT FINANCE LLC	71320134 filed 1/4/13	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	U.S. BANK EQUIPMENT FINANCE, A DIVISION OF U.S. BANK NATIONAL ASSOCIATION	71331396 filed 1/17/13	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	CISCO SYSTEMS CAPITAL CORPORATION	6967145 filed 1/31/13	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	U.S. BANK EQUIPMENT FINANCE, A DIVISION OF U.S. BANK NATIONAL ASSOCIATION	71368026 filed 3/14/13	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	U.S. BANK EQUIPMENT FINANCE, A DIVISION OF U.S. BANK NATIONAL ASSOCIATION	71410299 filed 5/8/13	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	U.S. BANK EQUIPMENT FINANCE, A DIVISION OF U.S. BANK NATIONAL ASSOCIATION	71453778 filed 7/1/13	Certain equipment specified therein

Jurisdiction Searched	Name Searched (as appears, if found)	Secured Party	File Number Date	Collateral Description
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	U.S. BANK EQUIPMENT FINANCE	71496959 filed 8/22/13	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	WESTERN ALLIANCE EQUIPMENT FINANCE, INC.	7030844 filed 9/30/13	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	U.S. BANK EQUIPMENT FINANCE, A DIVISION OF U.S. BANK NATIONAL ASSOCIATION	71543362 filed 10/28/13	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	WESTERN ALLIANCE EQUIPMENT FINANCE, INC.	71547447 filed 10/31/13	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	BANK OF THE WEST	7045669 filed 11/27/13	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	U.S. BANK EQUIPMENT FINANCE	71577915 filed 12/20/13	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	BANK OF THE WEST	71617711 filed 2/18/14	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	PORTFOLIO RECOVERY ASSOCIATES, LLC	101438482 filed 2/18/14	Certain accounts sold by debtor to secured party pursuant to Purchase and Sale Agreement
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	PORTFOLIO RECOVERY ASSOCIATES, LLC	101438507 filed 2/18/14	Certain accounts sold by debtor to secured party pursuant to Purchase and Sale Agreement
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	PORTFOLIO RECOVERY ASSOCIATES, LLC	101438523 filed 2/18/14	Certain accounts sold by debtor to secured party pursuant to Purchase and Sale Agreement
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	PORTFOLIO RECOVERY ASSOCIATES, LLC	101438549 filed 2/18/14	Certain accounts sold by debtor to secured party pursuant to Purchase and Sale Agreement
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	PORTFOLIO RECOVERY ASSOCIATES, LLC	101438565 filed 2/18/14	Certain accounts sold by debtor to secured party pursuant to Purchase and Sale Agreement
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	PORTFOLIO RECOVERY ASSOCIATES, LLC	101438581 filed 2/18/14	Certain accounts sold by debtor to secured party pursuant to Purchase and Sale Agreement

Jurisdiction Searched	Name Searched (as appears, if found)	Secured Party	File Number Date	Collateral Description
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	U.S. BANK EQUIPMENT FINANCE, A DIVISION OF U.S. BANK NATIONAL ASSOCIATION	71619675 filed 2/20/14	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	CISCO SYSTEMS CAPITAL CORPORATION	7067515 filed 2/26/14	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	BANK OF THE WEST	71628817 filed 3/3/14	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	PORTFOLIO RECOVERY ASSOCIATES, LLC	10504407 filed 3/3/14	Certain accounts sold by debtor to secured party pursuant to Purchase and Sale Agreement
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	PORTFOLIO RECOVERY ASSOCIATES, LLC	10504423 filed 3/6/14	Certain accounts sold by debtor to secured party pursuant to Purchase and Sale Agreement
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	PORTFOLIO RECOVERY ASSOCIATES, LLC	10504449 filed 3/6/14	Certain accounts sold by debtor to secured party pursuant to Purchase and Sale Agreement
Kansas, State	MIDLAND CREDIT MANAGEMENT INC.	U.S. BANK EQUIPMENT FINANCE, A DIVISION OF U.S. BANK NATIONAL ASSOCIATION	7072267 filed 3/19/14	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT INC.	U.S. BANK EQUIPMENT FINANCE	71690551 filed 5/19/14	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT INC.	U.S. BANK EQUIPMENT FINANCE	71700798 filed 6/2/14	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT INC.	U.S. BANK EQUIPMENT FINANCE	71700806 filed 6/2/14	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT INC.	U.S. BANK EQUIPMENT FINANCE	71724111 filed 7/1/14	Certain equipment specified therein
Kansas, State	Midland Credit Management, Inc.	WESTERN ALLIANCE EQUIPMENT FINANCE, INC.	7099377 filed 7/25/14	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT INC.	WESTERN ALLIANCE EQUIPMENT FINANCE, INC.	71749506 filed 8/5/14	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT INC.	CIT FINANCE LLC	71805019 filed 10/23/14	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT INC.	BANK OF THE WEST	71841634 filed 12/17/14	Certain equipment specified therein

Jurisdiction Searched	Name Searched (as appears, if found)	Secured Party	File Number Date	Collateral Description
Kansas, State	MIDLAND CREDIT MANAGEMENT INC.	WESTERN ALLIANCE EQUIPMENT FINANCE, INC. WESTERN ALLIANCE BANK	71845742 filed 12/23/14	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT INC.	WESTERN ALLIANCE EQUIPMENT FINANCE, INC. WESTERN ALLIANCE BANK	71857739 filed 1/8/15	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	IBM CREDIT LLC	72114387 filed 12/29/14	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	CANON FINANCIAL SERVICES, INC.	72339174 filed 10/28/16	Certain equipment specified therein
Kansas, State	MIDLAND CREDIT MANAGEMENT, INC.	FINANCIAL PACIFIC LEASING, INC.	7312424 filed 5/10/17	Certain equipment specified therein
Delaware, State	ASSET ACCEPTANCE, LLC	FIDELITY NATIONAL CAPITAL, INC.	2008 2185625 filed 06/25/2008	Certain equipment specified therein
Virginia, State Corporation Commission	ATLANTIC CREDIT & FINANCE, INC.	SUNTRUST BANK	06110870882 filed 11/8/2006	Certain equipment specified therein
Virginia, State Corporation Commission	ATLANTIC CREDIT & FINANCE, INC.	PORTFOLIO RECOVERY ASSOCIATES, LLC	14041553681 filed 4/15/2014	Certain accounts sold by debtor to secured party pursuant to Purchase and Sale Agreement
Virginia, State Corporation Commission	ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT III, LLC	ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT, LLC	13040140126 filed 4/1/2013	Certain charged off receivables acquired by secured party from debtor pursuant to Account Purchase Agreement
Virginia, State Corporation Commission	ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT III, LLC	PORTFOLIO RECOVERY ASSOCIATES, LLC	13080853000 filed 8/8/2013	Certain accounts sold by debtor to secured party pursuant to Purchase and Sale Agreement
Virginia, State Corporation Commission	ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT III, LLC	PORTFOLIO RECOVERY ASSOCIATES, LLC	13080853341 filed 8/8/2013	Certain accounts sold by debtor to secured party pursuant to Purchase and Sale Agreement
Virginia, State Corporation Commission	ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT III, LLC	PORTFOLIO RECOVERY ASSOCIATES, LLC	13080853480 filed 8/8/2013	Certain accounts sold by debtor to secured party pursuant to Purchase and Sale Agreement

Jurisdiction Searched	Name Searched (as appears, if found)	Secured Party	File Number Date	Collateral Description
Virginia, State Corporation Commission	ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT III, LLC	PORTFOLIO RECOVERY ASSOCIATES, LLC	13080853719 filed 8/8/2013	Certain accounts sold by debtor to secured party pursuant to Purchase and Sale Agreement
Virginia, State Corporation Commission	ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT III, LLC	PORTFOLIO RECOVERY ASSOCIATES, LLC	13080853896 filed 8/8/2013	Certain accounts sold by debtor to secured party pursuant to Purchase and Sale Agreement
Virginia, State Corporation Commission	ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT III, LLC	PORTFOLIO RECOVERY ASSOCIATES, LLC	13101860138 filed 10/18/2013	Certain charged off receivables acquired by secured party from debtor pursuant to Account Purchase Agreement

File #	File Date	Type of Filing	Amount Due	Debtor
LIBER 24026 PG209	05/13/2016	State Tax Lien (Michigan)	$2,088.90	Asset Acceptance, LLC
LIBER 24386 PG668	11/15/2016	State Tax Lien (Michigan)	$42,872.75	Asset Acceptance, LLC
LIBER 24386 PG667	11/15/2016	State Tax Lien (Michigan)	$158,879.55	Asset Acceptance, LLC
LIBER 24403 PG256	11/22/2016	State Tax Lien (Michigan)	$112,426.69	Asset Acceptance, LLC

EXHIBIT A-1
[FORM OF 2010 NOTE]
ENCORE CAPITAL GROUP, INC.
7.75% SENIOR SECURED NOTE DUE SEPTEMBER 17, 2017

No. [___]	[Date]
$[_____]	PPN: 292554 A*3

FOR VALUE RECEIVED, the undersigned, ENCORE CAPITAL GROUP, INC. (herein called the “Company”), a company organized and existing under the laws of Delaware, hereby promises to pay to [_____________], or registered assigns, the principal sum of [___________] DOLLARS (or so much thereof as shall not have been prepaid) on September 17, 2017, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 7.75% per annum from the date hereof, payable at maturity and quarterly, on the 17th day of each March, June, September and December in each year, commencing with the March 17, June 17, September 17 or December 17 next succeeding the date hereof until the principal hereof shall have become due and payable, and (b) at a rate per annum from time to time equal to the greater of (i) 9.75% and (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank from time to time in New York, New York as its “base” or “prime” rate (A) on any overdue payment of interest, and (B) following the occurrence and during the continuance of an Event of Default on the unpaid principal balance, any overdue payment of interest and any overdue payment of any Make-Whole Amount, in the case of this clause (b), payable at maturity and quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at JPMorgan Chase Bank, New York, New York or at such other place as the holder hereof shall designate to the Company in writing as provided in the Agreement referred to below.
This Note is one of a series of senior secured notes (herein called the “Notes”) issued pursuant to a Senior Secured Note Purchase Agreement, dated as of September 20, 2010 (as from time to time amended, amended and restated, supplemented or otherwise modified, the “Agreement”), between the Company, on the one hand, and the other Persons party thereto, on the other hand, and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Agreement, and (ii) made the representation set forth in Section 6.2 of the Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Agreement.
This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a replacement Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
The Company will make required prepayments of principal on the dates and in the amounts specified in the Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Agreement, but not otherwise.
This Note is secured by, and entitled to the benefits of, the Collateral Documents. Reference is made to the Collateral Documents for the terms and conditions governing the collateral security for the obligations of the Company hereunder.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect, provided in the Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

ENCORE CAPITAL GROUP, INC. By: Name: Title:

EXHIBIT A-2
[FORM OF 2011 NOTE]
ENCORE CAPITAL GROUP, INC.
7.375% SENIOR SECURED NOTE DUE FEBRUARY 10, 2018

No. [___]	[Date]
$[_____]	PPN: 292554 A@1

FOR VALUE RECEIVED, the undersigned, ENCORE CAPITAL GROUP, INC. (herein called the “Company”), a company organized and existing under the laws of Delaware, hereby promises to pay to [_____________], or registered assigns, the principal sum of [___________] DOLLARS (or so much thereof as shall not have been prepaid) on February 10, 2018, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 7.375% per annum from the date hereof, payable at maturity and quarterly, on the 10th day of each February, May, August and November in each year, commencing with the February 10, May 10, August 10 or November 10 next succeeding the date hereof until the principal hereof shall have become due and payable, and (b) at a rate per annum from time to time equal to the greater of (i) 9.375% and (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank from time to time in New York, New York as its “base” or “prime” rate (A) on any overdue payment of interest, and (B) following the occurrence and during the continuance of an Event of Default on the unpaid principal balance, any overdue payment of interest and any overdue payment of any Make-Whole Amount, in the case of this clause (b), payable at maturity and quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at JPMorgan Chase Bank, New York, New York or at such other place as the holder hereof shall designate to the Company in writing as provided in the Agreement referred to below.
This Note is one of a series of senior secured notes (herein called the “Notes”) issued pursuant to an Amended and Restated Senior Secured Note Purchase Agreement, dated as of February 10, 2011 (as from time to time amended, amended and restated, supplemented or otherwise modified, the “Agreement”), between the Company, on the one hand, and the other Persons party thereto, on the other hand, and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Agreement, and (ii) made the representation set forth in Section 6.2 of the Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Agreement.
This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a replacement Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
The Company will make required prepayments of principal on the dates and in the amounts specified in the Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Agreement, but not otherwise.
This Note is secured by, and entitled to the benefits of, the Collateral Documents. Reference is made to the Collateral Documents for the terms and conditions governing the collateral security for the obligations of the Company hereunder.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect, provided in the Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

ENCORE CAPITAL GROUP, INC. By: Name: Title:

EXHIBIT A-3
[FORM OF 2017 NOTE]
ENCORE CAPITAL GROUP, INC.
5.625% SENIOR SECURED NOTE DUE AUGUST 11, 2024

No. [___]	[Date]
$[_____]	PPN: 292554 A#9

FOR VALUE RECEIVED, the undersigned, ENCORE CAPITAL GROUP, INC. (herein called the “Company”), a company organized and existing under the laws of Delaware, hereby promises to pay to [_____________], or registered assigns, the principal sum of [___________] DOLLARS (or so much thereof as shall not have been prepaid) on August 11, 2024, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.625% per annum from the date hereof, payable at maturity and quarterly, on the 11th day of each February, May, August and November in each year, commencing with the February 11, May 11, August 11 or November 11 next succeeding the date hereof until the principal hereof shall have become due and payable, and (b) at a rate per annum from time to time equal to the greater of (i) 7.625% and (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank from time to time in New York, New York as its “base” or “prime” rate (A) on any overdue payment of interest, and (B) following the occurrence and during the continuance of an Event of Default on the unpaid principal balance, any overdue payment of interest and any overdue payment of any Make-Whole Amount, in the case of this clause (b), payable at maturity and quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at such place as the holder hereof shall designate to the Company in writing as provided in the Agreement referred to below.
This Note is one of a series of senior secured notes (herein called the “Notes”) issued pursuant to a Third Amended and Restated Senior Secured Note Purchase Agreement, dated as of August 11, 2017 (as from time to time amended, amended and restated, supplemented or otherwise modified, the “Agreement”), between the Company, on the one hand, and the other Persons party thereto, on the other hand, and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Agreement, and (ii) made the representation set forth in Section 6.2 of the Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Agreement.
This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a replacement Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
The Company will make required prepayments of principal on the dates and in the amounts specified in the Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Agreement, but not otherwise.
This Note is secured by, and entitled to the benefits of, the Collateral Documents. Reference is made to the Collateral Documents for the terms and conditions governing the collateral security for the obligations of the Company hereunder.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect, provided in the Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

ENCORE CAPITAL GROUP, INC. By: Name: Title:

EXHIBIT B-1

[FORM OF MULTIPARTY GUARANTY]

(Attached)

MULTIPARTY GUARANTY

This MULTIPARTY GUARANTY (“Guaranty”), dated as of September 20, 2010, is made jointly and severally by each of the Persons listed on the signature pages hereof as Guarantors and each of the other Persons that from time to time becomes an Additional Guarantor pursuant to the terms of Section 14 hereof (each a “Guarantor” and collectively the “Guarantors”), in favor of each of the holders from time to time of the Notes as defined in the below-defined Note Agreement (each a “Beneficiary” and collectively as the “Beneficiaries”). Capitalized terms used but not defined herein shall have the meanings given to them in the Note Agreement (as defined below).
RECITALS
A.Encore Capital Group, Inc., a Delaware corporation (the “Company”), has entered into that certain Senior Secured Note Purchase Agreement, dated concurrently herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”), between the Company, on the one hand, and the Purchasers named therein, on the other hand.
B.    Each Guarantor is a member of an affiliated group of companies that includes the Company and each of the Guarantors, and the proceeds from the issuance and sale of the Notes will be used, in part, to enable the Company and the Guarantors to make transfers amongst themselves in connection with their respective operations. Each Guarantor will receive direct and indirect benefits from the issuance of the Notes and the other transactions contemplated by the Note Agreement.
C.    The Note Agreement requires that Persons which become Subsidiaries of the Company after the date of the execution and delivery of the Note Agreement shall execute and deliver this Guaranty (or a counterpart signature page to this Guaranty pursuant to Section 14).
GUARANTY
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Guarantor hereby agrees as follows:
1.GUARANTY.
(a)Unconditional Guaranty. Each Guarantor hereby unconditionally, absolutely and irrevocably guarantees to each of the Beneficiaries the complete payment when due (whether at stated maturity, by acceleration or otherwise) and due performance of all Guaranteed Obligations. The term “Guaranteed Obligations” means all loans, advances, debts, liabilities and obligations for monetary amounts and otherwise from time to time owing by the Company to the Beneficiaries in connection with the Note Agreement, the Notes and the other Transaction Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or instrument, arising under or in respect of the Note Agreement, the Notes or the other Transaction Documents. This term includes all principal, interest (including interest that accrues after the commencement with respect to the Company of any action under applicable bankruptcy law), Make-Whole Amount, if any, or other prepayment consideration, if any, overdue interest, indemnification payments, fees (including non-usage fees), expenses, costs or other sums (including, without limitation, all reasonable and documented fees and disbursements of any law firm or other external counsel to the Beneficiaries) chargeable to the Company under the Note Agreement, the Notes or the other Transaction Documents.
(b)    Reimbursement of Expenses by Guarantors. Each Guarantor also agrees to pay upon demand all costs and expenses of the Beneficiaries (including, without limitation, all reasonable and documented fees and disbursements of any law firm or other external counsel to the Beneficiaries) incurred by the Beneficiaries in enforcing any rights under this Guaranty or any other Transaction Documents to which such Guarantor is a party.
(c)    Guaranteed Obligations Unaffected. No payment or payments made by any other Guarantor, guarantor or by any other Person, or received or collected by any of the Beneficiaries from any other Guarantor, guarantor or from any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of each of the Guarantors hereunder which shall, notwithstanding any such payments, remain liable for the Guaranteed Obligations, subject to Section 7 below, until the Guaranteed Obligations are paid in full.
(d)    Joint and Several Liability. All Guarantors and their respective successors and assigns shall be jointly and severally liable for the payment of the Guaranteed Obligations and the expenses required to be reimbursed to the Beneficiaries pursuant to Section 1(b) above, notwithstanding any relationship or contract of co-obligation by or among the Guarantors or their successors and assigns.
(e)    Enforcement of Guaranteed Obligations. Each Guarantor hereby jointly and severally agrees, in furtherance of the foregoing and not in limitation of any other right that any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of the Company to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. § 362(a)), that the Guarantors will upon demand pay, or cause to be paid, in cash, the unpaid amount of all Guaranteed Obligations owing to the Beneficiary or Beneficiaries making such demand an amount equal to all of the Guaranteed Obligations then due to such Beneficiary or Beneficiaries.

(f)    Notice of Payment Under Guaranty. Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to any of the Beneficiaries on account of its liability hereunder, it will notify such Beneficiary in writing that such payment is made under this Guaranty for such purpose.
2.    SUBROGATION.
Notwithstanding any payment or payments made by any Guarantor hereunder, each Guarantor hereby irrevocably waives, solely with respect to such payment or payments, any and all rights of subrogation to the rights of the Beneficiaries against the Company and, except to the extent otherwise provided in the Indemnity and Contribution Agreement, any and all rights of contribution, reimbursement, repayment, assignment, indemnification or implied contract or any similar rights against the Company, any endorser or other guarantor of all or any part of the Guaranteed Obligations, in each case until such time as the Guaranteed Obligations shall have been paid in full in cash (subject to Section 7 below). In furtherance of the foregoing, for so long as any Guaranteed Obligations shall remain outstanding, no Guarantor shall take any action or commence any proceeding against the Company or any other guarantor of the Guaranteed Obligations (or any of their respective successors, transferees or assigns, whether in connection with a bankruptcy proceeding or otherwise), to recover any amounts in respect of payments made under this Guaranty to the Beneficiaries.
If, notwithstanding the foregoing, any amount shall be paid to any Guarantor on account of such subrogation or other rights at any time when all of the Guaranteed Obligations shall not have been paid in full in cash (subject to Section 7 below), such amount shall be held by such Guarantor in trust for the Beneficiaries, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over (i) to each Beneficiary (ratably based on the principal amount outstanding of Notes held by such Beneficiary at such time as a percentage of the aggregate principal amount outstanding of Notes held by all the Beneficiaries at such time) in the exact form received by such Guarantor (duly endorsed by such Guarantor to such Beneficiary if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as such Beneficiary may determine, or (ii) as a court of competent jurisdiction may otherwise direct.
3.    AMENDMENTS, ETC., WITH RESPECT TO THE GUARANTEED OBLIGATIONS.
Each Guarantor shall remain obligated hereunder notwithstanding: (a) that any demand for payment of any of the Guaranteed Obligations made by any Beneficiary may be rescinded by such Beneficiary, and any of the Guaranteed Obligations continued; (b) that any of the Note Agreement, the Notes, the other Transaction Documents or any other document executed in connection with any of them may be renewed, extended, amended, modified, supplemented or terminated, in whole or in part (and each Guarantor expressly waives, any and all of its rights to consent to any of the foregoing actions described in this clause (b) and agrees that no such action, absent such Guarantor’s consent, will result in the exoneration of such Guarantor under applicable law); (c) that any guaranty, collateral or right of setoff at any time held by any Person for the payment of the Guaranteed Obligations may be obtained, sold, exchanged, waived, surrendered or released; (d) any loss or impairment of any rights of subrogation, reimbursement, repayment, contribution, indemnification or other similar rights of any Guarantor against the Company, any other Guarantor or any other Person with respect to all or any part of the Guaranteed Obligations; (e) any assignment or other transfer by any holder of the Notes of any part of the Guaranteed Obligations or the Notes; (f) any impossibility of performance, impracticability, frustration of purpose or illegality under the Note Agreement, the Notes or any other Transaction Document or any force majeure or act of any governmental authority; or (g) any reorganization, merger, amalgamation or consolidation of the Company or any Guarantor with or into any other Person. Each Guarantor hereby waives, any and all defenses, counterclaims or offsets which such Guarantor might or could have by reason of any of the foregoing and any other defense or objection which such Guarantor might or could have to the absolute, primary and continuing nature, or the validity, enforceability or amount of this Guaranty (other than any defense based upon the final payment in full in cash and performance in full of the Guaranteed Obligations).
4.    GUARANTY ABSOLUTE AND UNCONDITIONAL.
Each Guarantor waives any and all notice of the creation, renewal, extension, amendment, modification or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Beneficiary upon this Guaranty or acceptance of this Guaranty. The Note Agreement, the Notes, the other Transaction Documents and the Guaranteed Obligations in respect of any of them shall conclusively be deemed to have been created, contracted for or incurred in reliance upon this Guaranty; and all dealings between the Company or the Guarantors, on the one hand, and any of the Beneficiaries, on the other, shall likewise conclusively be presumed to have been had or consummated in reliance upon this Guaranty. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company, the other Guarantors, any other guarantor or itself with respect to the Guaranteed Obligations. This Guaranty shall be construed as a continuing, irrevocable, absolute and unconditional guaranty of payment, performance and compliance when due (and not of collection) and is a primary obligation of each Guarantor without regard to (a) the validity or enforceability of the Note Agreement, the Notes, the other Transaction Documents, any of the Guaranteed Obligations or any other guaranty or right of setoff with respect thereto at any time or from time to time held by any Beneficiary, (b) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company or any one or more of the other Guarantors against any Beneficiary, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or any other Guarantor or guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company, the other Guarantors or any other guarantor of the Guaranteed Obligations, in bankruptcy or in any other instance.
When pursuing its rights and remedies hereunder against any of the Guarantors, any Beneficiary may, but shall be under no obligation to, pursue such rights and remedies as it may have against any other Guarantor or any other Person under a guaranty of the Guaranteed Obligations or any right of setoff with respect thereto, and any failure by such Beneficiary to pursue such other rights or remedies or to collect any payments from any such other Guarantor or Person or to realize upon any such guaranty or to exercise any such right of setoff, or any release of any such other Guarantor or Person or any such guaranty or right of setoff, shall not relieve the Guarantors of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of each of the Beneficiaries against the Guarantors.
Without limiting the generality of the foregoing, to the fullest extent permitted by law, each Guarantor waives any rights and defenses which are or may become available to such Guarantor by reason of California Civil Code §§2787 through 2855, 2899 and 3433 and California Code of Civil Procedure §§580a, 580b, 580d and 726. Accordingly, each Guarantor waives all rights and defenses that such Guarantor may have because the Company’s debt is secured by real property. This means, among other things: (A) the Beneficiaries may collect from such Guarantor without first foreclosing on any real or personal property Collateral pledged by the Company; and (B) if the Collateral Agent forecloses on any real property Collateral pledged by the Company: (1) the amount of the debt may be reduced only by the price for which that Collateral is sold at the foreclosure sale, even if the Collateral is worth more than the sale price, and (2) the Beneficiaries may collect from such Guarantor even if the Collateral Agent, by foreclosing on the real property Collateral, has destroyed any right such Guarantor may have to collect from the Company. This is an unconditional and irrevocable waiver of any rights and defenses any Guarantor may have because the Company’s debt is secured by real property. These rights and defenses include, but are not limited to, any rights of defenses based upon §§580a, 580b, 580d or 726 of the California Code of Civil Procedure. Further, each Guarantor waives any right or defense it may have at law or equity, including California Code of Civil Procedure §580a, to a fair market value hearing or action to determine a deficiency judgment after a foreclosure. As provided below, this Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York. The foregoing is included solely out of an abundance of caution, and shall not be construed to mean that any of the above referenced provisions of California law are in any way applicable to this Guaranty or the Guaranteed Obligations.
5.    DUTY OF GUARANTORS TO STAY INFORMED.
Each of the Guarantors hereby agrees that it has complete and absolute responsibility for keeping itself informed of the business, operations, properties, assets, condition (financial or otherwise) of the Company, the other Guarantors, any and all endorsers and any and all guarantors of the Guaranteed Obligations and of all other circumstances bearing upon the risk of nonpayment of the obligations evidenced by the Notes or the Guaranteed Obligations, and each of the Guarantors further agrees that the Beneficiaries shall have no duty, obligation or responsibility to advise it of any such facts or other information, whether now known or hereafter ascertained, and each Guarantor hereby waives any such duty, obligation or responsibility on the part of the Beneficiaries to disclose such facts or other information to any Guarantor.
6.    REPRESENTATIONS AND WARRANTIES.
Each Guarantor hereby represents and warrants to each of the Beneficiaries that, as of the date such Person becomes a party hereto:
(a)    Such Guarantor, if it is a corporation, limited partnership or limited liability company, has all requisite organizational power and authority to own its properties and to carry on its business as currently conducted and as proposed to be conducted, and to execute and deliver this Guaranty and to perform its obligations hereunder;
(b)    Such Guarantor, if it is a general partnership, has all requisite partnership power and authority to conduct its business, to own and lease its property or assets, to execute and deliver this Guaranty and to perform its obligations hereunder;
(c)    The execution, delivery and performance by such Guarantor of this Guaranty have been duly authorized by all necessary corporate, limited liability company or partnership action;
(d)    This Guaranty constitutes a valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally and general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity;
(e)    Such Guarantor has made its appraisal of and investigation into the business, prospects, operations, property or assets, condition (financial or otherwise) and creditworthiness of the Company and the other Guarantors and has made its decision to enter into this Guaranty independently based on such documents and information as it has deemed appropriate and without reliance upon any of the Beneficiaries or any of their partners, directors, trustees, members, officers, agents, designees or employees, and such Guarantor has established adequate means of obtaining from the Company and the other Guarantors, on a continuing basis, financial or other information pertaining to the business, prospects, operations, property, assets, condition (financial or otherwise) of the Company and the other Guarantors;
(f)    Neither such Guarantor nor its properties or assets have any immunity from jurisdiction of any court or from any legal process (whether through service of process or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under applicable law; and
(g)    Each of the representations and warranties set forth in Section 5 of the Note Agreement, to the extent it pertains to such Guarantor given its status as a Subsidiary of the Company, is true and correct.
7.    TERMINATION; REINSTATEMENT.
This Guaranty shall remain in full force and effect until all Guaranteed Obligations shall have been satisfied by irrevocable payment in full in cash, upon the occurrence of which this Guaranty shall, subject to the immediately succeeding sentence, terminate. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time the payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or otherwise must be restored or returned by any Beneficiary in connection with the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other Guarantor or in connection with the application of applicable fraudulent conveyance or fraudulent transfer law, all as though such payments had not been made.
8.    PAYMENTS.
Each Guarantor hereby agrees that upon demand the Guaranteed Obligations will be paid to each of the Beneficiaries without setoff or counterclaim in U.S. dollars in immediately available funds at the location specified by such Beneficiary pursuant to the Note Agreement.
9.    SEVERABILITY.
Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Guaranty shall be prohibited by or invalid under any such law or regulation, it shall be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without the remainder thereof or any of the remaining provisions of this Guaranty being prohibited or invalid.
10.    HEADINGS.
Section headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.
11.    APPLICABLE LAW.
THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
12.    ENTIRE AGREEMENT.
This Guaranty constitutes the entire agreement among the parties hereto relating to the subject matter hereof and supersedes any and all prior or contemporaneous commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the Guarantors, on the one hand, and the Beneficiaries, on the other hand. There are no oral agreements between the Guarantors, on the one hand, and the Beneficiaries, on the other hand.

13.    CONSTRUCTION.
Each of the Guarantors and the Beneficiaries acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Guaranty with such legal counsel.
14.    ADDITIONAL GUARANTORS.
The initial Guarantors hereunder shall be those Subsidiaries of the Company as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Persons may become parties hereto, as additional Guarantors (each an “Additional Guarantor”), in accordance with the terms of Section 9.7 of the Note Agreement by executing a counterpart of this Guaranty. Upon delivery of any such executed counterpart, notice of which is hereby waived by the Guarantors, each such Additional Guarantor shall be a Guarantor under this Guaranty with the same force and effect, and subject to the same agreements, representations, guaranties, indemnities, liabilities and obligations as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of the Beneficiaries not to cause any Person otherwise obligated to become a Guarantor hereunder pursuant to the terms of the Note Agreement to become an Additional Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder. The execution of a counterpart of this Guaranty by any Person shall not require the consent of any other Guarantor and all of the Guaranteed Obligations of each Guarantor under this Guaranty shall remain in full force and effect notwithstanding the addition of any Additional Guarantor to this Guaranty.
15.    COUNTERPARTS; EFFECTIVENESS.
This Guaranty and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.
This Guaranty shall become effective as to each Guarantor upon the execution and delivery of a counterpart hereof by such Guarantor (whether or not a counterpart hereof shall have been executed by any other Person) and receipt of written or telephonic notification of such execution and authorization of delivery thereof.
Delivery of an executed counterpart hereof by any Guarantor by facsimile or electronic pdf shall be as effective as delivery of a manually executed counterpart hereof and shall be considered a representation that an original executed counterpart hereof will be delivered.
16.    WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS.
No amendment or waiver of any term or provision of this Guaranty or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same is in writing and signed by the Required Holders, and in the case of an amendment, the Required Holders and the Guarantors; provided, however, that no such amendment reducing any payment obligations under this Guaranty shall be effective unless signed by each Beneficiary. This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its successors and assigns; provided, however, that no Guarantor shall assign this Guaranty or any of the rights or obligations of such Guarantor hereunder without the prior written consent of the Required Holders. This Guaranty shall inure to the benefit of each of the Beneficiaries and its successors, assigns and transferees.
17.    ADDRESS FOR NOTICES.
All notices and communications provided for hereunder shall be in writing and sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (i) if to any Purchaser or its nominee, addressed as specified for such communications in the Purchaser Schedule attached to the Note Agreement, or at such other address as such Purchaser or its nominee shall have specified to the Company, on behalf of each of the Guarantors, in writing, (ii) if to any other Beneficiary, addressed to such Person at such address as it shall have specified in writing to the Company or, if any such Person shall not have so specified an address, then addressed to such Person in care of the last holder of Notes held by such Person which shall have so specified an address to the Company, and (iii) if to any Guarantor, addressed to such Guarantor care of the Company at 8875 Aero Drive, Suite 200, San Diego, California 92123, Attention: Chief Financial Officer.
18.    FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.
No failure or delay on the part of any Beneficiary in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Guaranty are cumulative to, and not exclusive of, any rights or remedies otherwise available.
19.    PERSONAL JURISDICTION.
Each Guarantor irrevocably agrees that any legal action or proceeding with respect to this Guaranty, the other Transaction Documents or any of the agreements, documents or instruments delivered in connection herewith shall be brought in the courts of the State of New York or the United States of America for the Southern District of New York as the Required Holders may elect, and, by execution and delivery hereof, each Guarantor accepts and consents to, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and agrees that such jurisdiction shall be exclusive, unless waived by the Required Holders in writing, with respect to any action or proceeding brought by such Guarantor against any Beneficiary. Each Guarantor hereby waives, to the full extent permitted by law, any right to stay or to dismiss any action or proceeding brought before said courts on the basis of forum non conveniens.
20.    WAIVER OF JURY TRIAL.

THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY, ANY OTHER TRANSACTION DOCUMENT, OR ANY DEALINGS BETWEEN OR AMONG THEM RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE PARTIES HERETO ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS GUARANTY AND THE OTHER TRANSACTION DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF THE PARTIES HERETO FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed as of the date first above written.

GUARANTORS:

ASCENSION CAPITAL GROUP, INC.,
a Delaware corporation

By:
Name:
Title:

MIDLAND CREDIT MANAGEMENT, INC.,
a Kansas corporation

By:
Name:
Title:

MIDLAND FUNDING LLC,
a Delaware limited liability company

By:
Name:
Title:

MIDLAND FUNDING NCC-2 CORPORATION,
a Delaware corporation

By:
Name:
Title:

MIDLAND INTERNATIONAL LLC,
a Delaware limited liability company

By:

[SIGNATURE PAGE TO MULTIPARTY GUARANTY]

Name:
Title:

MIDLAND PORTFOLIO SERVICES, INC.,
a Delaware corporation

By:
Name:
Title:

MRC RECEIVABLES CORPORATION,
a Delaware corporation

By:
Name:
Title:

MIDLAND INDIA LLC,
a Minnesota limited liability company

By:
Name:
Title:

[SIGNATURE PAGE TO MULTIPARTY GUARANTY]

IN WITNESS WHEREOF, the undersigned Additional Guarantor has caused this Multiparty Guaranty to be duly executed and delivered as of _____________ _____, _______.

[ADDITIONAL GUARANTOR]

By:
Name:
Title:

Address for Notices:

c/o the Company as provided in the Note Agreement

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EXHIBIT B-2

[FORM OF INDEMNITY AND CONTRIBUTION AGREEMENT]

(Attached)

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INDEMNITY AND CONTRIBUTION AGREEMENT

This INDEMNITY AND CONTRIBUTION AGREEMENT (this “Agreement”), dated as of September 20, 2010, is entered into among each of the Persons identified on the signature pages hereof as Guarantors, and such other Persons who from time to time become parties hereto in accordance with Section 9 of this Agreement (collectively, the “Guarantors” and each, individually, a “Guarantor”) and Encore Capital Group, Inc., a Delaware corporation (the “Company”). The Company and the Guarantors are sometimes referred to herein as the “Credit Parties”. Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Note Agreement (as defined below).
The Company has entered into that certain Senior Secured Note Purchase Agreement, dated concurrently herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”), among the Company, on the one hand, and the Purchasers named therein, on the other hand.
The Guarantors include certain Subsidiaries of the Company, and the proceeds from the issuance and sale of the Notes will be used, in part, by the Company and the Guarantors in connection with their respective operations.
Pursuant to the Transaction Documents, the Credit Parties are jointly and severally liable for all obligations (the “Obligations”) under such documents. Each Credit Party acknowledges that it has received and expects to receive financial and other support, directly or indirectly, from the other Credit Parties (including, without limitation, in the form of existing liquidity provided to the Credit Parties by the extension of credit from the issuance and sale of the Notes); accordingly, each Credit Party has determined that it is in its interest and to its financial benefit to execute and deliver an agreement in the form hereof.
Accordingly, the Credit Parties agree as follows:
SECTION 1. INDEMNITY AND CONTRIBUTION.
A.    Definitions. The following defined terms are used in this Section 1:
“Claiming Credit Party” shall mean any Credit Party which has made an Excess Payment, until the amount thereof has been reduced to zero through reimbursements to such Credit Party hereunder or otherwise.
“Excess Payment” shall mean, with respect to any payment made by a Credit Party to any holder of a Note pursuant to the terms of the Note Agreement, the Notes, the Multiparty Guaranty or any other Transaction Document on or after any Payment Date, the amount by which such payment exceeds the aggregate amount of proceeds of the Notes received, directly or indirectly, by such Credit Party as of such Payment Date as a result of the credit provided from the issuance and sale of the Notes. For purposes of this definition of “Excess Payment”, the amount of any payment

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made by a Credit Party shall include an amount equal to the gross proceeds from any sale of such Credit Party’s assets pursuant to the Transaction Documents to which such Credit Party is a party to satisfy all or any part of the Obligations.
“First Round Contributing Credit Party” shall mean each Credit Party as to which a Payment Deficiency exists.
“Net Worth” shall mean the difference between the following: (1) the aggregate value of all assets (including contingent assets) of a Credit Party (at fair valuation and present fair saleable value), less (2) the aggregate amount of all liabilities (including contingent liabilities) of that Credit Party. Net Worth shall be measured, in the case of each Credit Party, as of the date of this Agreement, subject to adjustment in accordance with the provisions of Sections 1C and/or 1D below. In the event that the Net Worth of any Credit Party is less than zero, the Net Worth of such Credit Party shall be zero for purposes of any computation pursuant to Section 1C and/or 1D below.
“Payment Date” shall mean the maturity date (or the date of any required prepayment) of any of the Notes or the date of any notice of acceleration delivered by any holder of the Notes to the Company pursuant to Section 12.1 of the Note Agreement with respect to any of the Notes.
“Payment Deficiency” shall mean, with respect to any Credit Party as of any Payment Date, the amount by which the aggregate amount of proceeds of the Notes received by such Credit Party, directly or indirectly, from the issuance and sale of the Notes as of such Payment Date exceeds the payments made by such Credit Party under the Note Agreement, the Notes, the Multiparty Guaranty or any other Transaction Documents as of such Payment Date.
“Second Round Contributing Credit Party” shall mean each Credit Party having a positive Net Worth after giving effect to payments made or received by that Credit Party pursuant to Section 1B below.
B.    First Round Contributions. Each Credit Party agrees (subject to Section 3 hereof) that in the event a payment shall be made by any other Credit Party under any of the Transaction Documents, or assets of any other Credit Party shall be sold pursuant to any mortgage, security agreement or similar instrument or agreement to satisfy any Obligations at any time on or after a Payment Date, each First Round Contributing Credit Party shall be responsible, by way of contribution, for the reimbursement to the Claiming Credit Parties of an amount equal to the Excess Payment of each Claiming Credit Party; provided that the aggregate amount owed by any First Round Contributing Credit Party shall not exceed the Payment Deficiency of such First Round Contributing Credit Party. The aggregate amounts so reimbursed by all First Round Contributing Credit Parties shall be allocated, among all Claiming Credit Parties, in proportion to the Excess Payment made by each such Claiming Credit Party as compared to the aggregate Excess Payments made by all such Claiming Credit Parties.
C.    Second Round Contributions. In the event that an Excess Payment made by a Claiming Credit Party is not completely reimbursed pursuant to Section 1B above, and such Claiming Credit Party has a negative Net Worth after giving effect to such prior reimbursements (but without giving effect to any other reimbursement right under this Section 1), then there shall be a second

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contribution round for the benefit of that Claiming Credit Party in accordance with this Section 1C. The Second Round Contributing Credit Parties shall reimburse, to such Claiming Credit Parties, an aggregate amount equal to the total remaining Excess Payments of such Claiming Credit Parties; provided, however, that in no event shall the amount so paid by any Second Round Contributing Credit Party exceed the amount of its Net Worth (before giving effect to the contribution made by such party under this Section 1C). Subject to the foregoing proviso, the amount so contributed by each Second Round Contributing Credit Party shall be equal to such total remaining Excess Payments multiplied by a fraction, the numerator of which is the Net Worth of such Second Round Contributing Credit Party, and the denominator of which is the aggregate Net Worth of all Second Round Contributing Credit Parties. The aggregate amount of such contributions under this Section 1C shall, in turn, be allocated among such Claiming Credit Parties in proportion to the remaining Excess Payment of each.
D.    Subsequent Round Contributions. In the event that an Excess Payment made by a Claiming Credit Party pursuant to Section 1C above is not completely reimbursed pursuant thereto (or pursuant to any subsequent round of contribution payments made under this Section 1D), then there shall be a further contribution round in which each Credit Party which made a contribution in the immediately preceding round and continues to have a positive Net Worth after giving effect thereto shall be responsible, by way of contribution, for its pro rata share of such remaining unreimbursed Excess Payments. The calculation of such further pro rata contribution obligations as between such contributing Credit Parties, and the allocation of such contributions among such Claiming Credit Parties, shall proceed in each such subsequent round in accordance with the respective proration and allocation provisions generally set forth in Section 1C. Nothing in this Section 1 shall affect any Credit Party’s joint and several liability for all Obligations.
SECTION 2. No Waiver of Other Rights. All rights of each Credit Party under Section 1 shall be in addition to and not in derogation of any and all other rights of indemnity, contribution, reimbursement or subrogation which such Credit Party may have under applicable law in respect of the Note Agreement, the Notes, the Multiparty Guaranty or any other Guaranty, as applicable, but in all events subject to the subordination provisions in Section 3. However, such Credit Party shall be entitled to only a single satisfaction of any claim giving rise to any rights under Section 1 and applicable law in respect of the Transaction Documents to which such Person is a party, and any such other rights of indemnity, contribution, reimbursement or subrogation shall be expressly subordinate (in time and right of payment) to the contractual rights of each Credit Party under Section 1.
SECTION 3. Subordination. Each Credit Party (i) subordinates all present and future indebtedness owing to it from any of the other Credit Parties (including, without limitation, under Section 1 and under such Credit Party’s rights of indemnity, contribution, reimbursement or subrogation under applicable law) to the final payment in full in cash of all of the Obligations, (ii) agrees that it will not accelerate, or make a claim in respect of, such indebtedness or otherwise attempt to enforce any of its rights under Section 1 until all Obligations have been indefeasibly paid in full in cash and (iii) agrees that it will not assign or pledge to any Person all or any part of such indebtedness, except for any Liens permitted under Section 10.6 of the Note Agreement. If, notwithstanding the foregoing, any Credit Party shall collect, enforce or receive any amounts in

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respect of such indebtedness, such amounts shall be collected, enforced and received by such Credit Party as trustee for the holders of the Notes, and shall promptly be paid over (x) to the holders of the Notes for application to the Obligations in accordance with the terms of the Note Agreement and the other Transaction Documents, without affecting in any manner the liability of the other Credit Parties to such Credit Party hereunder, or (y) as a court of competent jurisdiction may otherwise direct. Notwithstanding anything to the contrary in this Section 3, any Credit Party may make payments to any other Credit Party in respect of indebtedness owing by such Credit Party to any such other Credit Party during such times as no Event of Default has occurred and is continuing.
SECTION 4. Waivers.
A.    Each of the Credit Parties waives any right to require a Claiming Credit Party to: (i) proceed against any Person, including another Credit Party; (ii) proceed against or exhaust any collateral held from another Credit Party or any other Person; (iii) pursue any other remedy in the Claiming Credit Party’s power; or (iv) make any presentments, demands for performance, or give any notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the payments required under this Agreement.
B.    Each of the Credit Parties waives any defense arising by reason of: (i) any disability or other defense of, any other Credit Party or any other Person; (ii) the cessation from any cause whatsoever, other than payment in full, of any liability of any Credit Party or any other Person; (iii) any act or omission by a Claiming Credit Party which directly or indirectly results in or aids the discharge of a Credit Party from the obligation to make payments required by this Agreement by operation of law or otherwise; and (iv) any modification of the obligations, in any form whatsoever, including any modification made after revocation hereof to any obligations incurred prior to such revocation, and including without limitation the renewal, extension, acceleration or other change in time for payment of the obligations, or other change in the terms of the obligations or any part thereof, including increase or decrease of the rate of interest thereon.
C.    Each of the Credit Parties waives all rights and defenses arising out of an election of remedies by a Claiming Credit Party, even though that election of remedies, might prejudice the Credit Party’s rights of subrogation and reimbursement against another Credit Party.
SECTION 5. Termination. This Agreement shall survive and remain in full force and effect so long as any part of the Obligations has not been paid in full in cash, and shall continue to be effective or be reinstated, as the case may be, if at any time any part of a payment of the Obligations is rescinded or must otherwise be restored by any holder of Notes or any Credit Party upon the bankruptcy or reorganization of any Credit Party, or otherwise.
SECTION 6. No Waiver. No failure on the part of any Credit Party to exercise, and no delay in exercising, any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any Credit Party preclude any other or further exercise or the exercise of any other right, power or remedy. All remedies under this Agreement are cumulative and are not exclusive of any other remedies provided by law. No Credit Party shall be deemed to have waived any rights under this Agreement unless the waiver is in writing and signed by the party or parties affected.

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SECTION 7. Binding Agreement. Whenever in this Agreement any of the parties is referred to, the reference shall include the successors and assigns of the party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. This Agreement shall not be amended or terminated, nor any provision herein waived, and no Credit Party may assign or delegate any of its obligations under this Agreement (and any attempted assignment or delegation shall be void), without in each case the prior written consent of the Required Holders. Each Credit Party acknowledges and agrees that the holders from time to time of Notes are intended indirect beneficiaries of the benefits created in favor of each Credit Party by the indemnification and contribution provisions of this Agreement.
SECTION 8. Severability. To the extent that any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party shall be required to comply with the provision for so long as the provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 9. Additional Credit Parties. From time to time subsequent to the date hereof, additional Persons may become parties hereto as Guarantors in accordance with the terms of Section 9.7 of the Note Agreement. Each such Person shall become a party to this Agreement by executing and delivering to the holders of the Notes, with a copy to the other parties hereto, a counterpart of this Agreement and, thereupon, shall be deemed a Guarantor for all purposes hereunder with the same force and effect as if originally named as a Guarantor herein. The addition of any new Guarantor as a party to this Agreement shall not require the consent of any other Credit Party hereunder.
SECTION 10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute but one instrument. The counterpart signature pages may be detached and assembled to form a single original document. This Agreement shall be effective with respect to any Credit Party when a counterpart bearing the signature of such Credit Party shall have been executed and delivered to all parties. In the event that any Person shall become a Credit Party after the date hereof, that Person may become a party to this Agreement by executing and delivering to all parties a counterpart of this Agreement. Upon execution and delivery of the counterpart, such Person shall be a Credit Party for purposes of this Agreement.
SECTION 11. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCLUDING CHOICE OF LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

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[Remainder of page intentionally blank; signature pages follow.]

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The parties have caused this Agreement to be duly executed as of the date hereof.
GUARANTORS:

ASCENSION CAPITAL GROUP, INC.,
a Delaware corporation

By:
Name:
Title:

MIDLAND CREDIT MANAGEMENT, INC.,
a Kansas corporation

By:
Name:
Title:

MIDLAND FUNDING LLC,
a Delaware limited liability company

By:
Name:
Title:

MIDLAND FUNDING NCC-2 CORPORATION,
a Delaware corporation

By:
Name:
Title:

MIDLAND INTERNATIONAL LLC,
a Delaware limited liability company

By:

[SIGNATURE PAGE TO INDEMNITY, CONTRIBUTION AND SUBORDINATION AGREEMENT]

Name:
Title:

MIDLAND PORTFOLIO SERVICES, INC.,
a Delaware corporation

By:
Name:
Title:

MRC RECEIVABLES CORPORATION,
a Delaware corporation

By:
Name:
Title:

MIDLAND INDIA LLC,
a Minnesota limited liability company

By:
Name:
Title:

COMPANY:

ENCORE CAPITAL GROUP, INC.,
a Delaware corporation

By:
Name:
Title:

[SIGNATURE PAGE TO INDEMNITY, CONTRIBUTION AND SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the undersigned additional Guarantor has caused this Indemnity and Contribution Agreement to be duly executed and delivered as of _____________ _____, _______.

[ADDITIONAL GUARANTOR]

By:
Name:
Title:

Address for Notices:

c/o the Company as provided in the Note Agreement

EXHIBIT C

[FORM OF INTERCREDITOR AGREEMENT]

(Attached)

EXECUTION VERSION
SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT
This SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT, dated as of August 11, 2017 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), amends and restates in its entirety that certain Amended and Restated Intercreditor Agreement, dated as of November 5, 2012 (as amended, supplemented or otherwise modified as of the date hereof, the “Prior Agreement”) and is entered into by and among SunTrust Bank (“SunTrust”), in its capacity as administrative agent (collectively with its successors and assigns, the “Agent”) for the “Lenders” under the Bank Credit Agreement (as defined below) (such Lenders, collectively with their respective successors and assigns, the “Banks”) and the holders of the Notes (as defined below) listed on Annex II attached hereto (collectively with their respective successors and assigns, the “Noteholders”) (the Banks, the relevant Affiliates of the Banks (in respect of Banking Services Obligations and Rate Management Obligations), the Noteholders and the Agent, together with their respective successors and assigns, are herein sometimes collectively called the “Secured Parties” and individually called a “Secured Party”), and SunTrust, in its capacity as contractual representative for the Secured Parties hereunder (the “Collateral Agent”). Capitalized terms used herein but not defined herein shall have the meanings set forth in the “Bank Credit Agreement” (as defined below) as in effect on the date hereof.
RECITALS:
WHEREAS, Encore Capital Group, Inc. (herein called the “Borrower”), the Banks party thereto, and the Agent entered into that certain Third Amended and Restated Credit Agreement, dated as of December 20, 2016 (as used herein, the term “Bank Credit Agreement” means the foregoing Credit Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time);
WHEREAS, the Noteholders listed on Annex II attached hereto are the holders of (i) the 7.75% Senior Secured Notes, due 2017 in the aggregate original principal amount of $50,000,000 (collectively, as the same may be amended, restated, supplemented or otherwise modified from time to time, the “2010 Notes”), (ii) the 7.375% Senior Secured Notes, due 2018 in the aggregate original principal amount of $25,000,000 (collectively, as the same may be amended, restated, supplemented or otherwise modified from time to time, the “2011 Notes”), and (iii) the 5.625% Senior Secured Notes, due 2024 in the aggregate original principal amount of $325,000,000 (collectively, as the same may be amended, restated, supplemented or otherwise modified from time to time, the “2017 Notes” and, together with the 2010 Notes and the 2011 Notes, the “Notes”), issued pursuant to a Third Amended and Restated Senior Secured Note Purchase Agreement, dated as of the date hereof, between the Borrower, on the one hand, and the Noteholders listed on Annex II attached hereto, on the other hand (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”);
WHEREAS, pursuant to the terms of the Collateral Documents, each of the Borrower and the entities set forth on Annex III hereto (such entities together with all other parties which guaranty any Secured Obligations from time to time, collectively, the “Guarantors”) that have guaranteed the repayment of all amounts due and payable under the Secured Creditor Documents, may from time to time grant a security interest in certain of its assets to the Collateral Agent;

WHEREAS, the Secured Parties desire to agree to the relative priority of the application of payments received pursuant to the terms of the Collateral Documents and all Guaranties and certain other payments with respect to the Secured Obligations (as defined below), and certain other rights and interests; and
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Secured Parties and the Collateral Agent hereby agree as follows:
1.    Defined Terms. As used in this Agreement, the following terms shall have the following meanings, in addition to the terms defined in the Recitals:
“Actionable Default” means, under the Bank Credit Agreement or the Note Agreement, (a) a Default shall have occurred thereunder as a result of (i) the nonpayment of amounts owing thereunder or under any note issued thereunder when due (if there is no cure or grace period provided thereunder) or after expiration of any applicable cure or grace period provided thereunder, (ii) noncompliance with Sections 5.3, 6.1, 6.2, 6.3, 6.4, 7.1, 7.2, 7.3, 7.4, 7.5 or 7.6 of the Bank Credit Agreement or Sections 9.2, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.12 or 10.13 of the Note Agreement, (iii) the bankruptcy or insolvency of the Borrower or any of its Restricted Subsidiaries, including, without limitation, the Guarantors or (iv) the occurrence of a Change of Control under the Bank Credit Agreement or the occurrence of a “Change of Control” under the Note Agreement, (b) a notice shall have been delivered to the Borrower by the Agent under the Bank Credit Agreement or a Noteholder under the Note Agreement indicating that an Event of Default (as defined therein) has occurred and is continuing and the Secured Obligations due under any such Secured Creditor Document are immediately due and payable, to the extent provided for in the applicable Secured Creditor Document, (c) a default shall have occurred under any Collateral Document or Guaranty (defined below) and the Agent, the Collateral Agent, or a Secured Party, as applicable, shall have caused the amounts owing or secured thereunder to become immediately due and payable, to the extent provided for in the applicable Collateral Document or Guaranty or (d) any other Default that is caused by any Rate Management Transaction (as defined in the Bank Credit Agreement) with a Secured Party being terminated by such Secured Party prior to the stated termination date of such Rate Management Transaction, and the Borrower or any Guarantor is required to make a payment to such Secured Party as a result of such termination.
“Collateral” means all property of the Borrower or any Guarantor in which the Collateral Agent shall have been granted a security interest or lien under any of the Collateral Documents.
“Collateral Account” means the collateral account established and maintained by the Collateral Agent pursuant to Section 8 hereof.
“Collateral Agent’s Expenses” means all of the fees, costs and expenses of the Collateral Agent (including, without limitation, the reasonable fees and disbursements of its counsel) (i) arising in connection with the preparation, execution, delivery, modification, restatement, amendment or termination of this Agreement and each Collateral Document, if not previously reimbursed, or the enforcement (whether in the context of a civil action, adversarial proceeding, workout or otherwise) of any of the provisions hereof or thereof, or (ii) incurred or required to be advanced in connection with the sale or other disposition or the custody, preservation or protection of the Collateral pursuant to any Collateral Document and the exercise or enforcement of the Collateral Agent’s rights under this Agreement and in and to the Collateral.
“Collateral Documents” means any and all security agreements, pledge agreements, mortgages, deeds of trust, financing statements, and other similar instruments executed by the Borrower or any Guarantor in favor of the Collateral Agent from time to time pursuant hereto, in each case as such agreements, documents and instruments may be amended, modified, supplemented and/or restated, and together in each case with any other agreements, instruments and documents incidental thereto.

“Default” means (a) any “Event of Default” (as defined in the Bank Credit Agreement) or (b) any “Event of Default” (as defined in the Note Agreement).
“Distribution Date” means the second business day in each calendar week, commencing with the first such business day following receipt by the Collateral Agent of a Notice of Actionable Default.
“Guaranty” means any guaranty entered into in favor of the Agent, the Collateral Agent, and/or any other Secured Party guaranteeing the repayment of the Secured Obligations due and payable under a Secured Creditor Document.
“L/C Interests” means, with respect to any Bank, such Bank’s direct or participation interests in all unpaid reimbursement obligations with respect to Letters of Credit and such Bank’s direct obligations or risk participations with respect to undrawn amounts of all outstanding Letters of Credit, provided that the undrawn amounts of outstanding Letters of Credit shall be considered to have been reduced to the extent of any amount on deposit with the Agent or any other Secured Party at any time as provided in Section 9(b) hereof or Sections 2.12(c), 2.22(g), 2.23(a)(ii) or (v), 2.25(e), 2.28 or 8.2(a) or any other provision of the Bank Credit Agreement to the extent that such Bank Credit Agreement provisions provide for the Cash Collateralization (as defined in the Bank Credit Agreement as of the date hereof) of unpaid reimbursement obligations with respect to Letters of Credit.
“Notice of Actionable Default” means a written notice to the Collateral Agent from any Secured Party or Secured Parties stating that it is a “Notice of Actionable Default” hereunder and certifying that an Actionable Default has occurred and is continuing. A Notice of Actionable Default may be included in a written direction to the Collateral Agent from the Requisite Secured Parties pursuant to Section 5 hereof.
“Notice of Default” means a written notice to the Collateral Agent from any Secured Party or Secured Parties stating that it is a “Notice of Default” hereunder and certifying that a Default has occurred and is continuing.
“Principal Exposure” means, with respect to any Secured Party at any time (i) if such Secured Party is a Bank under the Bank Credit Agreement, the aggregate amount of such Secured Party’s Commitment under the Bank Credit Agreement, or, if the Banks shall then have terminated the Commitments under the Bank Credit Agreement, the sum of (x) the outstanding principal amount of such Secured Party’s Loans thereunder and (y) the outstanding face and/or principal amount of such Secured Party’s L/C Interests thereunder at such time and (ii) if such Secured Party is a Noteholder, the outstanding principal amount of such Secured Party’s Notes at such time.
“Pro Rata Share” means, with respect to any Secured Party at any time, a fraction (expressed as a percentage), the numerator of which is the amount of such Secured Party’s Principal Exposure at such time, and the denominator of which is the aggregate amount of the Principal Exposure of all of the Secured Parties at such time.
“Requisite Secured Parties” means, at any time, (i) Banks under the Bank Credit Agreement whose Pro Rata Shares exceed fifty percent of the aggregate Pro Rata Shares of the Banks under the Bank Credit Agreement (provided that the Pro Rata Share of any Defaulting Lender shall not be included in the foregoing calculation) and (ii) Noteholders whose Pro Rata Shares exceed fifty percent of the aggregate Pro Rata Shares of the Noteholders.
“Secured Creditor Documents” means the Bank Credit Agreement, the Note Agreement and the Notes.
“Secured Obligations” means all of the monetary obligations owed by the Borrower or any Guarantor to the Secured Parties or the Agent under the Bank Credit Agreement, the Note Agreement, the Notes, any other Secured Creditor Document, the Guaranties, the Collateral Documents, and related agreements, documents, and instruments, including, without limitation, (1) the “Obligations” (as defined in the Bank Credit Agreement), (2) the outstanding principal amount of, accrued and unpaid interest on, and any unpaid Make-Whole Amount (as defined in the Note Agreement) or other breakage or prepayment indemnification due with respect to, the Loans and the Notes, (3) any unpaid reimbursement obligations with respect to any Letters of Credit, (4) any undrawn amounts of any outstanding Letters of Credit and (5) any other unpaid amounts (including amounts in respect of Banking Services Obligations (as defined in the Bank Credit Agreement), Rate Management Obligations (as defined in the Bank Credit Agreement), fees, expenses, indemnification and reimbursement) due from the Borrower or any Guarantor under any of the Note Agreement, the Notes, the Bank Credit Agreement, any other Secured Creditor Document, the Guaranties or the Collateral Documents; provided that (x) the undrawn amounts of any outstanding Letters of Credit shall be considered to have been reduced to the extent of any amount on deposit with the Agent or any other Secured Party at any time as provided in Section 9(b) hereof or Sections 2.12(c), 2.22(g), 2.23(a)(ii) or (v), 2.25(e), 2.28 or 8.2(a) or any other provision of the Bank Credit Agreement and (y) Banking Services Obligations and Rate Management Obligations (or any similar terms defined in the Bank Credit Agreement) shall only constitute Secured Obligations under this Agreement and the Collateral Documents to the extent that the holders of such Banking Services Obligations or Rate Management Obligations (or such similar terms), as the case may be, have agreed to be bound by the provisions of this Agreement.
2.    Appointment; Nature of Relationship. Subject to the terms and conditions contained in this Agreement, the Agent (on behalf of the Banks) and the Noteholders hereby designate and appoint SunTrust as their Collateral Agent under this Agreement and the Collateral Documents, and each of them hereby authorizes the Collateral Agent to take such action on its behalf under the provisions of this Agreement and the Collateral Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are incidental thereto. The Collateral Agent agrees to act as such on the express terms and conditions contained in this Agreement. Notwithstanding the use of the defined term “Collateral Agent,” it is expressly understood and agreed that the Collateral Agent shall not have any fiduciary responsibilities to any Secured Party by reason of this Agreement and that the Collateral Agent is merely acting as the representative of the Secured Parties with only those duties as are expressly set forth in this Agreement and the Collateral Documents. In its capacity as the Secured Parties’ contractual representative, the Collateral Agent (i) does not assume any fiduciary duties to any of the Secured Parties and (ii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the Collateral Documents. The Agent (on behalf of the Banks) and the Noteholders agree to assert no claim against the Collateral Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each of them hereby waives.
3.    Powers and Duties. Subject to the provisions of Section 6 hereof, the Collateral Agent shall have and may exercise such powers under the Collateral Documents as are specifically delegated to the Collateral Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. The Collateral Agent shall have no implied duties to the Secured Parties, or any obligation to the Secured Parties to take any action hereunder or under any of the Collateral Documents, except any action specifically required by this Agreement or any of the Collateral Documents to be taken by the Collateral Agent or directed by the Requisite Secured Parties in accordance with the terms hereof. The Collateral Agent shall not take any action which is in conflict with any provisions of applicable law or of this Agreement or any Collateral Document.
4.    Authorization to Execute Collateral Documents. If the Collateral Agent receives written notice from either the Agent or a Noteholder at any time or from time to time hereunder that Collateral Documents are required pursuant to the Bank Credit Agreement or the Note Agreement in connection with the grant of a security interest in and lien against the assets of the Borrower and/or a Guarantor, the Collateral Agent is authorized to and shall execute and deliver such Collateral Documents as the Agent or such Noteholder shall direct requiring execution and delivery by it and is authorized to and shall accept delivery from the Borrower of such Collateral Documents as the Agent or the Noteholder shall direct which do not require execution by the Collateral Agent, provided, however, that the Collateral Agent shall not execute a Collateral Document providing for a lien on real property without the approval of the Requisite Secured Parties.
5.    Direction by Requisite Secured Parties. Except as otherwise provided in this Section 5, the Collateral Agent shall take any action with respect to the Collateral and the Collateral Documents directed in writing by the Requisite Secured Parties. Notwithstanding the foregoing, the Collateral Agent shall not be obligated to take any such action (i) which is in conflict with any provisions of applicable law or of this Agreement or any Collateral Document or (ii) with respect to which the Collateral Agent, in its opinion, shall not have been provided adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it as a result of compliance with such direction. Under no circumstances shall the Collateral Agent be liable for following the written direction of the Requisite Secured Parties. In each instance in which the Requisite Secured Parties deliver a written direction to the Collateral Agent pursuant hereto, the Collateral Agent shall promptly send a copy of such written direction to each Secured Party that is not included in such Requisite Secured Parties.
6.    Notice of Actionable Default. Any Secured Party or Secured Parties may give the Collateral Agent a Notice of Default or a Notice of Actionable Default in the manner provided in Section 31 hereof and shall give a copy of such Notice of Default or Notice of Actionable Default to each of the other Secured Parties. If and only if the Collateral Agent shall have received a Notice of Actionable Default, the Collateral Agent shall, if and only if directed in writing by the Requisite Secured Parties, exercise the rights and remedies provided in this Agreement and in any of the Collateral Documents.
7.    Remedies. Each of the Secured Parties hereby irrevocably agrees that the Collateral Agent shall be authorized, after the occurrence and during the continuance of an Actionable Default and at the direction of the Requisite Secured Parties or incidental to any such direction, for the purpose of carrying out the terms of this Agreement and any of the Collateral Documents, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes hereof and thereof, including, without limiting the generality of the foregoing, to the extent permitted by applicable law, to do the following:
(i)    to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due with respect to the Collateral (except that, without the consent of all Secured Parties, the Collateral Agent shall not accept any Secured Obligations in whole or partial consideration from the disposition of any Collateral);
(ii)    to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and nonnegotiable instruments, documents and chattel paper taken or received by the Collateral Agent in connection with this Agreement or any of the Collateral Documents;
(iii)    to commence, file, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to the Collateral;
(iv)    to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof pursuant to the terms and conditions of this Agreement and the Collateral Documents; and
(v)    to do, at its option and at the expense and for the account of the Secured Parties (to the extent the Collateral Agent shall not be reimbursed by the Borrower) at any time or from time to time, all acts and things which the Collateral Agent deems reasonably necessary to protect or preserve the Collateral and to realize upon the Collateral.
Nothing in this Agreement, including without limitation in the definition of “Actionable Default”, shall expand the available rights and remedies of the Collateral Agent or any of the Secured Parties against the Borrower or any of the Guarantors, it being acknowledged and agreed by each of the parties hereto that such rights and remedies shall be available only to the extent provided in the Bank Credit Agreement, the Note Agreement, the Guaranties, the Collateral Documents or the other agreements evidencing the Secured Obligations.
8.    The Collateral Account. (a) Upon receipt by the Collateral Agent of a Notice of Actionable Default, and until such time as the Actionable Default described therein is cured or waived, the Collateral Agent shall establish and maintain at its principal office an interest-bearing account that shall be entitled the “Encore Capital Collateral Account.” All moneys received by the Collateral Agent with respect to Collateral after receipt of a Notice of Actionable Default and until such time as the Actionable Default described therein is cured or waived shall be deposited in the Collateral Account and thereafter shall be held, applied and/or disbursed by the Collateral Agent in accordance with Section 9 hereof. In addition, (i) any other payments received, directly or indirectly, by any Secured Party of or with respect to any of the Secured Obligations from the Borrower or any Guarantor after the occurrence and during the continuance of an Actionable Default (including, without limitation, any amount of any balances held by any Secured Party for the account of the Borrower or any Guarantor or any other property held or owing by it to or for the credit or for the account of the Borrower or any Guarantor which has been set off or appropriated by it and any payments received upon the termination of any Rate Management Transaction prior to its stated termination date), (ii) any payment received by any Secured Party with respect to any of the Secured Obligations in an insolvency or reorganization proceeding or otherwise with respect to the Borrower or any Guarantor or (iii) any payment from a Guarantor received by any Secured Party with respect to any Secured Obligations, shall, in each case, promptly be delivered to the Collateral Agent and thereafter shall be held, applied and/or disbursed by the Collateral Agent in accordance with Section 9 hereof, provided that the foregoing clauses (i), (ii) and (iii) shall not apply to distributions by the Collateral Agent under Section 9 hereof. The Collateral Account at all times shall be subject to the exclusive dominion and control of the Collateral Agent. Each of the Borrower and each Guarantor hereby pledges, assigns and grants to the Collateral Agent, on behalf of and for the ratable benefit of the Secured Parties, a security interest in all of its right, title and interest in and to the Collateral Account and all funds which may from time to time be on deposit therein to secure the prompt and complete payment and performance of the Secured Obligations.
(b) Notwithstanding the foregoing, with respect to any collections or payments received by any Secured Party on or after the occurrence and during the continuance of an Actionable Default but prior to the date of the occurrence of an event described in clauses (a)(iii) or (b) of the definition of Actionable Default (such event, an “Acceleration”), (1) such collections and payments shall be delivered to the Collateral Agent pursuant to the foregoing provisions only to the extent that the principal amount of the Secured Obligations owed to such Secured Party on the date of such Acceleration is less than the principal amount of the Secured Obligations owed to such Secured Party on the date of such Actionable Default, and (2) the amount of any such collections and payments subject to the foregoing provisions shall not be so delivered until the date of the occurrence of such Acceleration. For the purposes of the preceding sentence, any collection or payment received by the Agent on behalf of the Banks shall be considered to have been received by the Banks, and applied to pay the Secured Obligations owed to the Banks, to which such payment or collection relates whether or not distributed by the Agent to the Banks.
(c) Any re-allocations of any payments or distributions initially made or received on any Secured Obligations due to payments and transfers among the Secured Parties and the Collateral Agent under Section

8(b) hereof shall be deemed to reduce the Secured Obligations of any Secured Party receiving any such payment or other transfer under Section 8(b) hereof and shall be deemed to restore and reinstate the Secured Obligations of any Secured Party making any such payment or other transfer under Section 8(b) hereof, in each case by the amount of such payment and other transfer; provided that if for any reason such restoration and reinstatement shall not be binding against the Borrower or any Guarantor, the Secured Parties agree to take actions as shall have the effect of placing them in the same relative positions as they would have been if such restoration and reinstatement had been binding against the Borrower and the Guarantors.
9.    Application of Moneys. (a) All moneys held by the Collateral Agent in the Collateral Account shall be distributed by the Collateral Agent on each Distribution Date as follows:
FIRST: To the Collateral Agent in an amount equal to the Collateral Agent’s Expenses that are unpaid as of such Distribution Date, and to any Secured Party that has theretofore advanced or paid any such Collateral Agent’s Expenses in an amount equal to the amount thereof so advanced or paid by such Secured Party prior to such Distribution Date;

SECOND: To the Secured Parties pro rata in proportion to the respective amounts of the Secured Obligations owed to the Secured Parties under the Secured Creditor Documents as of such Distribution Date; and
THIRD: Any surplus remaining after payment in full in cash of all Collateral Agent’s Expenses and all of the Secured Obligations shall be paid to the Borrower, or to whomever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct, provided that if any Secured Party shall have notified the Collateral Agent in writing that a claim is pending for which such Secured Party is entitled to the benefits of an indemnification, reimbursement or similar provision under which amounts are not yet due but with respect to which the Borrower continues to be contingently liable, and amounts payable by the Borrower with respect thereto are secured by the Collateral, the Collateral Agent shall continue to hold the amount specified in such notice in the Collateral Account until the Borrower’s liability with respect thereto is discharged or released to the satisfaction of such Secured Party.
Notwithstanding the foregoing, except for any surplus under clause THIRD above, the Collateral Agent shall not be required (unless directed by the Requisite Secured Parties) to make a distribution on any Distribution Date if the balance in the Collateral Account available for distribution on such Distribution Date is less than $10,000. The Collateral Agent shall not be responsible for any Secured Party’s application (or order of application) of payments received by such Secured Party from the Collateral Agent hereunder to the Secured Obligations owing to such Secured Party. For the purpose of determining the amounts to be distributed pursuant to clause SECOND of subsection (a) above with respect to the undrawn amounts of the outstanding Letters of Credit, such undrawn amounts shall be reduced by any amounts held as collateral pursuant to subsection (b) of this Section 9.
(b) Any distribution pursuant to clause SECOND of subsection (a) above with respect to the undrawn amount of any outstanding Letter of Credit shall be paid to the Agent to be held as collateral for the Banks and disposed of as provided in this subsection (b). On each date on which a payment is made to a beneficiary pursuant to a draw on a Letter of Credit, the Agent shall distribute to the Banks from the amounts held pursuant to this subsection (b) for application to the payment of the reimbursement obligation due to such Banks with respect to such draw an amount equal to the product of (1) the total amount then held pursuant to this subsection (b), and (2) a fraction, the numerator of which is the amount of such draw and the denominator of which is the aggregate undrawn amount of all outstanding Letters of Credit immediately prior to such draw. On each date on which a reduction in the undrawn amount of any outstanding Letter of Credit occurs other than on account of a payment made to a beneficiary pursuant to a draw on such Letter of Credit, the Agent shall distribute to the Collateral Agent from the amounts held pursuant to this subsection (b) an amount equal to the product of (1) the total amount then held pursuant to this subsection (b) and (2) a fraction the numerator of which is the amount of such reduction and the denominator of which is the aggregate undrawn amount of all outstanding Letters of Credit immediately prior to such reduction, which amount shall be distributed by the Collateral Agent as provided in clause SECOND of subsection (a) above. At such time as no Letters of Credit are outstanding, any remaining amount held pursuant to this subsection (b), after the distribution therefrom as provided above, shall be distributed to the Collateral Agent for application as provided in clause SECOND of subsection (a) above.
(c) The Borrower and each Guarantor, by its acknowledgment hereto, agrees that in the event any payment is made with respect to any Secured Obligations, as between the Borrower, each Guarantor and each Secured Party, the Secured Obligations discharged by such payment shall be the amount or amounts of the Secured Obligations with respect to which such payment is distributed pursuant to this Section 9 notwithstanding the payment may have initially been made by the Borrower or a Guarantor with respect to other Secured Obligations.
10.    Information from Secured Parties. Each of the Secured Parties hereby agrees, promptly upon request by the Collateral Agent, to provide to the Collateral Agent in writing such information regarding the Secured Obligations held by such Secured Party as may be reasonably required by the Collateral Agent at any time to determine such Secured Party’s Pro Rata Share or to calculate distributions to such Secured Party from the Collateral Account. Each Secured Party shall notify the Collateral Agent in writing promptly following the repayment in full of all Secured Obligations owing to such Secured Party.
11.    Limitation on Collateral Agent’s Duties in Respect of Collateral. Other than the Collateral Agent’s duties set forth in this Agreement and the Collateral Documents as to the custody of Collateral and the proceeds thereof received by the Collateral Agent hereunder and thereunder and all other monies received by the Collateral Agent pursuant to Section 8 above and the accounting to the Borrower, the Guarantors, and the Secured Parties therefor, the Collateral Agent shall have no duty to the Borrower, the Guarantors, or the Secured Parties with respect to any Collateral in its possession or control or in the possession or control of its agent or nominee, any income thereon, or the preservation of rights against prior parties or any other rights pertaining thereto.
12.    Secured Party Credit Decision. Each Secured Party acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Secured Party and based on the financial information provided by the Borrower and its Subsidiaries and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Secured Party also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Secured Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the Collateral Documents.
13.     Exculpation. Neither the Collateral Agent nor any of its directors, officers, affiliates, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify: (i) any statement, warranty or representation made by the Borrower or any Guarantor in connection with any Collateral Document or Guaranty; (ii) the performance or observance of any of the covenants or agreements of the Borrower, or any Guarantor under any Collateral Document or Guaranty; (iii) the satisfaction or observance of any condition or covenant specified in any of the Secured Creditor Documents; (iv) the existence or possible existence of any default under any of the Secured Creditor Documents or any Actionable Default;

(v) the validity, enforceability, effectiveness or genuineness of any Collateral Document, Guaranty or any other instrument or writing furnished in connection herewith; (vi) the validity, perfection or priority of any security interest or lien created under any Collateral Document; or (vii) the financial condition of the Borrower or any of its Subsidiaries.
14.    Employment of Agents and Counsel. The Collateral Agent may execute any of its duties as the Collateral Agent hereunder and under any Collateral Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Secured Parties, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Collateral Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Collateral Agent and the Secured Parties and all matters pertaining to the Collateral Agent’s duties hereunder and under the Collateral Documents.
15.    Reliance on Documents and Counsel. The Collateral Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Collateral Agent, which may be employees of the Collateral Agent.
16.    Collateral Agent’s Reimbursement and Indemnification. The Secured Parties agree to reimburse and indemnify the Collateral Agent ratably in proportion to their respective Pro Rata Shares as of the date of the occurrence of the event as to which such reimbursement or indemnification is being made (i) for any costs or expenses not reimbursed by the Borrower, or any Guarantor, under its Collateral Documents or Guaranty, as applicable, (ii) for any other expenses incurred by the Collateral Agent, on behalf of the Secured Parties, in connection with the preservation or protection of the Collateral or the validity, perfection or priority of the Collateral Agent’s interest therein or the enforcement of the Collateral Documents and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of the Collateral Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Secured Party shall be liable for any of the foregoing to the extent any of the foregoing is found by a court of competent jurisdiction by final and nonappealable judgment to have arisen from the gross negligence or willful misconduct of the Collateral Agent. The agreements in this Section 16 shall survive the repayment of the Secured Obligations and the termination of the other provisions of this Agreement.
17.    Rights as a Secured Party. Notwithstanding that SunTrust is acting as the Collateral Agent hereunder, SunTrust in its individual capacity shall have the same rights and powers hereunder as any Secured Party and may exercise the same as though it were not the Collateral Agent, and the term “Secured Party” or “Secured Parties” shall include SunTrust in its individual capacity.
18.    Successor Collateral Agent. The Collateral Agent may resign at any time by giving not less than thirty days’ prior written notice thereof to the Secured Parties, the Borrower and the Guarantors and, only to the extent the Collateral Agent is an Insolvent Entity, may be removed at any time by the Requisite Secured Parties. Upon any such resignation or removal, the Requisite Secured Parties shall have the right to appoint, on behalf of the Secured Parties, a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Requisite Secured Parties or if no successor Collateral Agent shall have accepted its appointment by the Requisite Secured Parties within thirty days after the retiring Collateral Agent’s giving notice of resignation or its removal by the Requisite Secured Parties, then the retiring or removed Collateral Agent may appoint, on behalf of the Secured Parties, a successor Collateral Agent, so long as such successor Collateral Agent is not a Secured Party or an affiliate of a Secured Party or an Insolvent Entity. Upon the acceptance of any appointment as the Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent, and the retiring or removed Collateral Agent shall be discharged from its duties and obligations hereunder and under the Collateral Documents. No resignation or removal of the Collateral Agent shall become effective until a replacement Collateral Agent shall have been selected as provided herein and shall have assumed in writing the obligations of the Collateral Agent hereunder and under the Collateral Documents. Any replacement Collateral Agent shall be a bank or trust company having capital, surplus, and undivided profits of at least $250,000,000. After any retiring or removed Collateral Agent’s resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent hereunder and under the Collateral Documents. As used herein, “Insolvent Entity” means any entity that has (i) become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.
19.    Release. If the Collateral Agent receives written notice from the Agent and the Required Holders under the Note Agreement that the lien on any Collateral granted pursuant to any Collateral Document may be released pursuant to a transaction permitted by both the terms of the Bank Credit Agreement and the Note Agreement, the Collateral Agent shall promptly release such Collateral in accordance with the directions of the Agent and the Required Holders under the Note Agreement. The Collateral Agent shall not otherwise release or subordinate any lien on any Collateral except pursuant to Section 7 or Section 20 hereof.
20.    Release and Termination. All of the Collateral shall be released and this Agreement shall be terminated on the earlier of:
(a)    the date on which (i) the Collateral Agent shall have received from each of the Secured Parties written notice that all Secured Obligations (other than contingent indemnity obligations) owing to such Secured Party have been paid in full and (ii) all Collateral Agent’s Expenses shall have been paid in full; or
(b)    the date on which (i) the Collateral Agent shall have received written notice from (1) the Agent and (2) the Noteholders directing the Collateral Agent to release the Collateral, and (ii) all Collateral Agent’s Expenses shall have been paid in full.
21.    Amendments and Waivers of Collateral Documents. The Collateral Agent shall not execute or deliver any amendment or waiver, other than any amendments or waivers which are of a technical nature, with respect to any Collateral Document except at the direction or with the consent of the Requisite Secured Parties.
22.    Notices With Respect to Secured Creditor Documents. Each of the Agent and each Noteholder agrees to use its best efforts to give to the other (a) copies of any notice of the occurrence or existence of any default in payment of the Secured Obligations sent to the Borrower and/or any Subsidiary of the Borrower, simultaneously with the sending of such notice to the Borrower and/or such Subsidiary, and (b) notice of any acceleration of the Loans or the Notes, promptly upon such acceleration, but the failure to give any of the foregoing notices shall not affect the validity of such notice of default or such acceleration or create a cause of action against or cause a forfeiture of any rights of the party failing to give such notice or create any claim or right on behalf of any third party.
23.    No Other Security. Neither the Agent nor any Secured Party shall take or receive a security interest in or lien upon any of the property or assets of the Borrower or any of its Subsidiaries as security for the Secured Obligations other than pursuant to this Agreement and the Collateral Documents or as security for any other obligations of the Borrower or any of its Restricted Subsidiaries other than the Secured Obligations. The existence of a common law lien and setoff rights on deposit accounts shall not be prohibited by the provisions of this Section 23 provided that any realization on such lien or setoff rights and the application of the proceeds thereof shall be subject to the provisions of this Agreement. Each Secured Party agrees that it will have recourse to the Collateral only through the Collateral Agent, that it shall have no independent recourse thereto and that it shall refrain from exercising any rights or remedies under the Collateral Documents which have or may have arisen or which may arise as a result of an Event of Default or an acceleration of the Secured Obligations, except that, upon the direction of the Requisite Secured Parties, any Secured Party may set off any amount of any balances held by it for the account of the Borrower or any Guarantor or any other property held or owing by it to or for the credit or for the account of the Borrower or any Guarantor provided that the amount set off is delivered to the Collateral Agent for application pursuant to Section 8 hereof. Without such direction, no Secured Party shall set off any such amount.
24.    Accounting; Invalidated Payments. (a) The Agent and each Secured Party agrees to render an accounting to any of the others of the outstanding amounts of the Secured Obligations, of receipts of payments from the Borrower, any Subsidiary of the Borrower and any Guarantor and of other items relevant to the provisions of this Agreement upon the reasonable request from one of the others as soon as reasonably practicable after such request.
(b) To the extent that any payment received by any Secured Party pursuant to a distribution under Section 9(a) hereof is subsequently invalidated, declared fraudulent or preferential, set aside or required to be paid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then each other Secured Party that received a payment pursuant to such distribution shall purchase from the Secured Party whose payment was invalidated (the “Affected Secured Party”), at such time as the Affected Secured Party is required to return or repay such payment, an undivided participation interest in the Affected Secured Parties’ Secured Obligations in an amount such that after such purchase the amount of such distribution (after deduction of the invalidated payment) shall have been shared ratably among the Secured Parties as contemplated by Section 9(a) hereof.
25.    Continuing Agreement; No Novation. This Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable agreement, and shall remain in full force and effect until terminated in accordance with Section 20 hereof. Without limiting the generality of the foregoing, this Agreement shall survive the commencement of any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding involving the Borrower, a Subsidiary of the Borrower or a Guarantor. The Collateral Agent and each Secured Party agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Secured Obligations pursuant to any distribution hereunder is rescinded or must otherwise be restored by the Collateral Agent or any Secured Party, upon the insolvency, bankruptcy or reorganization of the Borrower, a Subsidiary of the Borrower or a Guarantor or otherwise, as though such payment had not been made. This Agreement amends and restates in its entirety the Prior Agreement as of the date hereof and shall not constitute a novation of the Prior Agreement (it being acknowledged and agreed that all representations and warranties made under the Prior Agreement shall continue to be effective as of the date when made, and all obligations of any party to the Prior Agreement shall be enforceable against such party for periods until the effectiveness of this Agreement).
26.    Representations and Warranties. Each of the parties hereto severally represents and warrants to the other parties hereto that it has full corporate or similar power, and has taken all action necessary, to execute and deliver this Agreement and to fulfill its obligations hereunder, and that no governmental or other authorizations are required in connection herewith, and that this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, regulatory and similar laws of general application and by general principles of equity.
27.    Binding Effect. This Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the Collateral Agent, the Secured Parties and each of their respective successors, transferees and assigns. Without limiting the generality of the foregoing sentence, if any Secured Party assigns or otherwise transfers (in whole or in part) to any other person or entity the Secured Obligations to such Secured Party under the Bank Credit Agreement or the Note Agreement, such other person or entity shall thereupon become vested with all rights and benefits, and become subject to all the obligations, in respect thereof granted to or imposed upon such Secured Party under this Agreement.
28.    No Reliance by Borrower. None of the Borrower, any Subsidiary of the Borrower, or any Guarantor shall have any rights under this Agreement or be entitled, in any manner whatsoever, to rely upon or enforce, or to raise as a defense, the provisions of this Agreement or the failure of the Collateral Agent, the Agent or any Secured Party to comply with such provisions.
29.    Other Proceedings. Nothing contained herein shall limit or restrict the independent right of any Secured Party to initiate an action or actions in any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding in its individual capacity and to appear or to be heard on any matter before the bankruptcy or other applicable court in any such proceeding, including, without limitation, with respect to any questions concerning the post-petition usage of collateral and post-petition financing arrangement; provided that neither the Collateral Agent nor any Secured Party shall contest the validity or enforceability of or seek to avoid, have declared fraudulent or have set aside any of the Secured Obligations.
30.    Amendments and Waivers. No amendment to or waiver of any provision of this Agreement, nor consent to any departure by any Secured Party, the Agent or the Collateral Agent herefrom, shall in any event be effective unless the same shall be in writing and signed by the “Required Holders” (as defined in and under the Note Agreement), the Agent (on behalf of the Banks), and the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. In addition to the foregoing, Sections 8 and 9 hereof and this Section 30 shall not be amended or waived directly or indirectly without the consent of the Collateral Agent and all Secured Parties. No consent of the Borrower or a Guarantor shall be required for any such amendment, waiver or departure to provisions of this Agreement unless such amendment, waiver or departure relates to a provision of this Agreement expressly binding upon the Borrower or such Guarantor.
31.    Notices. All notices and other communications provided to any party under this Agreement shall be in writing or by facsimile or by email and addressed, delivered or transmitted to such party at its address or facsimile number or email address set forth (a) in the case of the Agent, the Collateral Agent and each of the Banks, on Annex I hereto, (b) in the case of the Noteholders listed on Annex II hereto, on Annex II hereto, (c) in the case of the Borrower or any Guarantor, on Annex III hereto, or (d) in any case, at such other address or facsimile number as may be designated by such party in a notice (which complies with the other requirements of this Section 31) to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by prepaid courier service, shall be deemed given when received; and notice, if transmitted by facsimile or email, shall be deemed given when transmitted if actually received, and the burden or proving receipt shall be on the transmitting party.
32.    No Waiver. No failure or delay on the part of any Secured Party, the Agent or the Collateral Agent in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
33.    Severability. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
34.    No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.
35.    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCLUDING CONFLICT OF LAWS PROVISIONS WHICH WOULD PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
36.    Counterparts. This Agreement may be separately executed and delivered in counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to constitute one and the same Agreement. Telefacsimile or email (PDF) transmission of the signature of any party hereto shall be effective as an original signature.
37.    Headings. Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.
38.    Conflicting Provisions. In the event of any conflict between any provision of this Agreement and any other provision of the Secured Creditor Documents, the Collateral Documents or any Guaranties, such provision contained in this Agreement shall govern.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

SUNTRUST BANK, as Agent for itself and on behalf of the Banks

By: ___________________________________
Name:
Title:

Signature Page to
Second Amended and Restated Intercreditor Agreement
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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a Noteholder

By:
Vice President

PRUCO LIFE INSURANCE COMPANY, as a Noteholder

By:
Assistant Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY, as a Noteholder

By: PGIM, Inc., as investment manager

By:
Vice President

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION, as a Noteholder

By: PGIM, Inc., as investment manager

By:
Vice President

PAR U HARTFORD LIFE & ANNUITY COMFORT TRUST, as a Noteholder

By: Prudential Arizona Reinsurance Universal Company, as Grantor

By: PGIM, Inc., investment manager

By:
Vice President

PICA HARTFORD LIFE & ANNUITY COMFORT TRUST, as a Noteholder

By: The Prudential Insurance Company of America, as Grantor

By:
Vice President

PRUDENTIAL ARIZONA REINSURANCE TERM COMPANY, as a Noteholder

By: PGIM, Inc., investment manager

By:
Vice President

PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY, as a Noteholder

By: PGIM, Inc., investment manager

By:
Vice President

GUGGENHEIM FUNDS TRUST – GUGGENHEIM MACRO OPPORTUNITIES FUND, as a Noteholder

By: Guggenheim Partners Investment Management, LLC, as Investment Advisor

By:
Name:
Title:

MIDLAND NATIONAL LIFE INSURANCE COMPANY, as a Noteholder

By: Guggenheim Partners Investment Management, LLC, as investment manager

By:
Name:
Title:

GUGGENHEIM PARTNERS OPPORTUNISTIC INVESTMENT GRADE SECURITIES MASTER FUND, LTD., as a Noteholder

By: Guggenheim Partners Investment Management, LLC, as Investment Advisor

By:
Name:
Title:

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE, as a Noteholder

By: Guggenheim Partners Investment Management, LLC, as investment manager

By:
Name:
Title:

SOUTH CAROLINA RETIREMENT SYSTEMS GROUP TRUST, as a Noteholder

By: Guggenheim Partners Investment Management, LLC, as Manager

By:
Name:
Title:

GUGGENHEIM STRATEGIC OPPORTUNITIES FUND, as a Noteholder

By: Guggenheim Partners Investment Management, LLC, as Sub-Advisor

By:
Name:
Title:

SEI INSTITUTIONAL MANAGED TRUST – MULTI-ASSET INCOME FUND, as a Noteholder

By: Guggenheim Partners Investment Management, LLC, as Sub-Advisor

By:
Name:
Title:

WILSHIRE INSTITUTIONAL MASTER FUND SPC - GUGGENHEIM ALPHA SEGREGATED PORTFOLIO, as a Noteholder

By: Guggenheim Partners Investment Management, LLC, as Sub-Advisor

By:
Name:
Title:

HORACE MANN LIFE INSURANCE COMPANY, as a Noteholder

By: Guggenheim Partners Investment Management, LLC, as Advisor

By:
Name:
Title:

WILTON REASSURANCE COMPANY, as a Noteholder

By: Guggenheim Partners Investment Management, LLC, as Advisor

By:
Name:
Title:

GUARANTY INCOME LIFE INSURANCE COMPANY, as a Noteholder

By: Guggenheim Partners Investment Management, LLC, as Manager

By:
Name:
Title:

WILTON REASSURANCE LIFE COMPANY OF NEW YORK, as a Noteholder

By: Guggenheim Partners Investment Management, LLC, as Advisor

By:
Name:
Title:

TEXAS LIFE INSURANCE COMPANY, as a Noteholder

By: Guggenheim Partners Investment Management, LLC, as Advisor

By:
Name:
Title:

21st CENTURY FOX AMERICA, INC. MASTER TRUST, as a Noteholder

By: Guggenheim Partners Investment Management, LLC, as Advisor

By:
Name:
Title:

INTEL CORPORATION RETIREMENT PLANS MASTER TRUST, as a Noteholder

By: Guggenheim Partners Investment Management, LLC, as Advisor

By:
Name:
Title:

VERGER CAPITAL FUND LLC, as a Noteholder

By: Guggenheim Partners Investment Management, LLC, as Sub-Advisor

By:
Name:
Title:

ALLSTATE LIFE INSURANCE COMPANY, as a Noteholder

By:
Name:

By:
Name:
Authorized Signatories

ALLSTATE INSURANCE COMPANY, as a Noteholder

By:
Name:

By:
Name:
Authorized Signatories

ATHENE ANNUITY & LIFE ASSURANCE COMPANY, as a Noteholder

By: Athene Asset Management, L.P., its investment adviser

By: AAM GP Ltd., its general partner

By:
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income

ATHENE ANNUITY AND LIFE COMPANY, as a Noteholder

By: Athene Asset Management, L.P., its investment adviser

By: AAM GP Ltd., its general partner

By:
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income

MINNESOTA LIFE INSURANCE COMPANY

SECURIAN LIFE INSURANCE COMPANY

AMERICAN REPUBLIC INSURANCE COMPANY

as Noteholders

By: Advantus Capital Management, Inc.

By:
Name:
Title:

SUNTRUST BANK, as Collateral Agent

By: __________________________
Name:
Title:

The provisions of the last two sentences of Section 8(a) hereof and all of Section 8(c), Section 9(c), Section 25, Section 28 and Section 30 hereof agreed to, by:

ENCORE CAPITAL GROUP, INC. By: _________________________ Name: Title:
MIDLAND CREDIT MANAGEMENT, INC.
MIDLAND INTERNATIONAL LLC
MIDLAND PORTFOLIO SERVICES, INC.
MIDLAND FUNDING LLC
MRC RECEIVABLES CORPORATION
MIDLAND FUNDING NCC-2 CORPORATION
ASSET ACCEPTANCE CAPITAL CORP.
ASSET ACCEPTANCE, LLC
ATLANTIC CREDIT & FINANCE, INC.

By: _________________________
Name: Jonathan Clark
Title: Treasurer

MIDLAND INDIA LLC By: _________________________ Name: Ashish Masih Title: President
ASSET ACCEPTANCE RECOVERY SERVICES, LLC
ASSET ACCEPTANCE SOLUTIONS GROUP, LLC
LEGAL RECOVERY SOLUTIONS, LLC

By: _________________________
Name: Darren Herring
Title: Vice President, Operations
ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT, LLC
ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT III, LLC

By: _________________________
Name: Greg Call
Title: Secretary

ANNEX I

NOTICE INFORMATION: Any notice or other information required to be delivered hereunder to the Agent, the Banks and/or the Collateral Agent shall be delivered to the following:

SunTrust Bank
3333 Peachtree Road
Atlanta, Georgia 30326
Attention: Peter Wesemeier
Facsimile No.: 404-439-7390

With a copy to:

SunTrust Bank
Agency Services
303 Peachtree Street, 25th Floor
Atlanta, Georgia 30308
Attention: Doug Weltz
Facsimile No.: 404-495-2170

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ANNEX II

NOTEHOLDERS: The entities listed in this Annex II constitute the “Noteholders”:

The Prudential Insurance Company Of America
Pruco Life Insurance Company
Prudential Retirement Insurance And Annuity Company
Prudential Annuities Life Assurance Corporation
PAR U Hartford Life & Annuity Comfort Trust
PICA Hartford Life & Annuity Comfort Trust
Prudential Arizona Reinsurance Term Company
Prudential Legacy Insurance Company of New Jersey

NOTICE INFORMATION: Any notice or other information required to be delivered hereunder to any Noteholder listed immediately above shall be delivered to the following:

c/o Prudential Capital Group
2029 Century Park East, Suite 715
Los Angeles, CA 90067
Attention: Managing Director
Telefacsimile: (310) 295-5019
Guggenheim Funds Trust – Guggenheim Macro Opportunities Fund
Midland National Life Insurance Company
Guggenheim Partners Opportunistic Investment Grade Securities Master Fund, Ltd.
North American Company for Life and Health Insurance
South Carolina Retirement Systems Group Trust
Guggenheim Strategic Opportunities Fund
SEI Institutional Managed Trust – Multi-Asset Income Fund
Wilshire Institutional Master Fund SPC – Guggenheim Alpha Segregated Portfolio
Horace Mann Life Insurance Company
Wilton Reassurance Company
Guaranty Income Life Insurance Company
Wilton Reassurance Life Company of New York
Texas Life Insurance Company
21st Century Fox America, Inc. Master Trust
Intel Corporation Retirement Plans Master Trust
Verger Capital Fund LLC

NOTICE INFORMATION: Any notice or other information required to be delivered hereunder to any Noteholder listed immediately above shall be delivered to the following:

GIPrivatePlacements@guggenheimpartners.com

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Allstate Life Insurance Company
Allstate Insurance Company

NOTICE INFORMATION: Any notice or other information required to be delivered hereunder to any Noteholder listed immediately above shall be delivered to the following:

c/o Allstate Investments LLC
Private Placements Department
3075 Sanders Road, STE G5
Northbrook, IL 60062-7127
PrivateCompliance@allstate.com

Athene Annuity & Life Assurance Company
Athene Annuity and Life Company

NOTICE INFORMATION: Any notice or other information required to be delivered hereunder to any Noteholder listed immediately above shall be delivered to the following:

PREFERRED REMITTANCE: privateplacements@athenelp.com

c/o Athene Asset Management L.P.
Attn: Private Fixed Income
7700 Mills Civic Parkway
West Des Moines, IA 50266

Minnesota Life Insurance Company
Securian Life Insurance Company
American Republic Insurance Company

NOTICE INFORMATION: All notices or other information required to be delivered hereunder to any Noteholder listed immediately above shall be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice or other information shall be sent to the following address:

c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

SAN_FRANCISCO/#46444.4

ANNEX III

GUARANTORS: The following are “Guarantors” on the date hereof:

Asset Acceptance, LLC
Asset Acceptance Capital Corp.
Asset Acceptance Recovery Services, LLC
Asset Acceptance Solutions Group, LLC
Atlantic Credit & Finance, Inc.
Atlantic Credit & Finance Special Finance Unit, LLC
Atlantic Credit & Finance Special Finance Unit III, LLC
Legal Recovery Solutions, LLC
Midland Credit Management, Inc.
Midland Funding LLC
Midland Funding NCC-2 Corporation
Midland International LLC
Midland Portfolio Services, Inc.
MRC Receivables Corporation
Midland India LLC

NOTICE INFORMATION: Any notice or other information required to be delivered hereunder to the Borrower and/or any Guarantor shall be delivered to the following:

Encore Capital Group, Inc.
3111 Camino Del Rio North, Suite 103
San Diego, California 92108
Attention: General Counsel
Telephone: (858) 309-3978
FAX: (858) 309-6998
Email: Gregory.Call@MCMCG.com

EXHIBIT E

[FORM OF BORROWING BASE CERTIFICATE]

(Attached)

Encore Capital Group, Inc.

Borrowing Base Certificate

As of [________]
Pursuant to, and in accordance with, the terms and provisions of (i) that certain Third Amended and Restated Credit Agreement dated as of December 20, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among Encore Capital Group, Inc., a Delaware corporation (“Borrower”), the several banks and other financial institutions and lenders from time to time party thereto (“Lenders”), SunTrust Bank, as administrative agent for the Lenders (the “Agent”), as collateral agent to the Secured Parties, as issuing bank and as swingline lender and the other agents and arrangers party thereto, and (ii) that certain Third Amended and Restated Senior Secured Note Purchase Agreement dated as of August 11, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among the Borrower and the purchasers listed on the signature pages thereto (the “Purchasers”), the Borrower is executing and delivering to the Agent and the Purchasers this Borrowing Base Certificate accompanied by supporting data (collectively referred to as the “Report”). Borrower represents and warrants to Agent that this Report is true and correct in all material respects, and is based on information contained in Borrower’s records. Borrower, by the execution of this Report, hereby certifies that, as of the Calculation Date set forth below, the Receivables Portfolios included in the Borrowing Base referenced in this Report are performing, in the aggregate, at a sufficient level to support the amount of such Borrowing Base.

(in $000s)	Adj. Purchase Price	Total Collections to Date	Total Est. Collections	Total Life Coll.	Total
<2003
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Grand Total

Estimated Remaining Collections
	Estimated Remaining Collections from Receivables other than Debtor Receivables	[_______]
MULTIPLY: Advance Rate	X	35%
	(a) ERC Borrowing Base Calculation for Non Debtor Receivables	[_______]

	Estimated Remaining Collections from Debtor Receivables	[_______]
MULTIPLY: Advance Rate	X	55%
	(b) ERC Borrowing Base Calculation for Debtor Receivables	[_______]

	(1) Total ERC Borrowing Base Calculation (sum of (a) and (b) above)	[_______]

	Net book value of Receivables Portfolios acquired on or after January 1, 2005	[_______]
MULTIPLY:		95%
	(2) NBV Borrowing Base calculation	[_______]

	Initial Borrowing Base (lesser of (1) and (2) above)	[_______]
	LESS: Prudential Senior Secured	[_______]
	LESS: the Term Loan	[_______]
	= (A) BORROWING BASE	[_______]
	(B) Aggregate Revolving Loan Commitment	[_______]

	Revolving Credit Exposure of all Lenders (aggregate)	[_______]

	Borrowing Availability	[_______]
(Lesser of Borrowing Base and aggregate Revolving Credit Exposure of all Lenders)

Encore Capital Group By: Name: Title: